UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21667

Fidelity Central Investment Portfolios LLC
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2011

Item 1. Reports to Stockholders

Fidelity® International Equity
Central Fund

Annual Report

September 30, 2011

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

INTCEN-ANN-1111
1.859208.103

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Life of fund A
Fidelity® International Equity Central Fund	-10.20%	-10.96%

A From December 10, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Equity Central Fund on December 10, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International stocks were hard hit during the 12 months ending September 30, 2011, as late-period fear over sovereign debt problems in Europe and Standard & Poor's unprecedented downgrade of the U.S. long-term sovereign credit rating sparked a global sell-off that pushed many overseas markets to their lowest levels in more than a year. Foreign developed-markets stocks, as measured by the MSCI® EAFE® (Europe, Australasia, Far East) Index, fell 9.26% during a volatile year in which repercussions from geopolitical unrest in the Middle East and North Africa, inflation in China and the earthquake/tsunami in Japan were felt worldwide. While Japan, which accounted for more than one-fifth of the benchmark, finished the period at breakeven, slowing or stagnant economies and sovereign debt problems hurt a number of European countries, including Italy (-25%), France (-17%), Spain (-17%) and Germany (-13%). Greece, a small component of the index, but an early source of eurozone debt woes, struggled the most, falling roughly 54%. Despite losing ground, Switzerland (-3%) held up relatively well, as did the United Kingdom (-5%), which toted the largest weighting in the index.

Comments from John Dance, Co-Portfolio Manager of Fidelity® International Equity Central Fund, along with Douglas Chow, Lindsay Connor, Risteard Hogan, Sumit Mehra, Ramesh Narayanaswamy, Sachin Patodia, Fahim Razzaque, Jeffrey Stevens and Paul Walsh: For the year, the fund declined 10.20%, modestly trailing the MSCI® EAFE®. Stock selection in financials, energy and materials hurt the fund's performance the most versus the index, while picks in industrials and consumer discretionary meaningfully contributed. On a geographic basis, security selection in Europe - particularly Ireland, the Netherlands and the U.K. - Australia and Canada was detrimental. The fund received a substantial boost, however, from good stock picking in Japan and an out-of-benchmark allocation to several strong-performing U.S. names. Among the biggest individual detractors were overweightings in two U.K.-based holdings: financial services firm Lloyds Banking Group and Vedanta Resources, a diversified metals/mining company. Lloyds was not held at period end. A small non-benchmark investment in Ireland's Smurfit Kappa Group, a producer of paper packaging products, also detracted. Conversely, Japan's Aozora Bank and U.S.-based Goodrich, a global supplier of systems and services to the aerospace industry, lifted the fund's results. Goodrich was not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Actual	.0120%	$ 1,000.00	$ 805.30	$ .05
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,025.01	$ .06

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of September 30, 2011
United Kingdom 22.2%
Japan 15.4%
France 8.3%
United States of America 8.2%
Germany 7.7%
Switzerland 7.4%
Australia 4.8%
Spain 3.3%
Italy 2.5%
Other 20.2%

As of March 31, 2011
United Kingdom 20.0%
Japan 15.6%
France 9.3%
Germany 7.4%
Switzerland 7.2%
United States of America 5.5%
Australia 4.9%
Spain 3.6%
Italy 3.5%
Other 23.0%

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.9	97.7
Short-Term Investments and Net Other Assets	4.1	2.3
Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	2.9	2.3
Nestle SA (Switzerland, Food Products)	2.2	1.8
Anglo American PLC (United Kingdom) (United Kingdom, Metals & Mining)	1.8	2.1
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.7	1.4
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.7	1.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.6	0.5
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.4	0.6
Commonwealth Bank of Australia (Australia, Commercial Banks)	1.3	0.0
Sanofi-aventis (France, Pharmaceuticals)	1.2	0.6
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.2	0.9
	17.0
Market Sectors as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.0	22.8
Industrials	11.6	13.0
Consumer Staples	10.9	9.5
Consumer Discretionary	10.0	10.0
Materials	9.1	11.6
Health Care	9.0	7.7
Energy	8.1	8.5
Telecommunication Services	5.7	4.9
Information Technology	4.8	5.0
Utilities	4.7	4.7

Annual Report

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value
Australia - 4.8%
Australia & New Zealand Banking Group Ltd.	870,531	$ 16,165,610
Centamin Egypt Ltd. (United Kingdom) (a)	3,000,000	4,407,853
Commonwealth Bank of Australia	449,531	19,559,029
Mirabela Nickel Ltd. (a)	2,000,000	2,547,659
Newcrest Mining Ltd.	300,000	9,892,945
QBE Insurance Group Ltd.	480,753	5,906,506
Treasury Wine Estates Ltd.	99,468	368,954
Westfield Group unit	1,156,284	8,578,646
Worleyparsons Ltd.	152,634	3,810,233
TOTAL AUSTRALIA		71,237,435
Austria - 0.1%
Osterreichische Elektrizitatswirtschafts AG	75,800	2,201,244
Bailiwick of Guernsey - 0.4%
Resolution Ltd.	1,427,600	5,508,854
Bailiwick of Jersey - 0.5%
Shire PLC	252,800	7,885,232
Belgium - 0.7%
Anheuser-Busch InBev SA NV	194,439	10,321,043
Bermuda - 0.4%
GP Investments Ltd. (depositary receipt) (a)	676,199	1,617,701
Huabao International Holdings Ltd.	1,407,000	1,144,930
Li & Fung Ltd.	2,020,000	3,370,492
TOTAL BERMUDA		6,133,123
Brazil - 1.7%
AES Tiete SA (PN) (non-vtg.)	81,900	1,023,206
Banco Pine SA	147,000	836,204
Banco Pine SA rights 10/10/11	34,016	181
Droga Raia SA	98,000	1,338,969
Drogasil SA	206,000	1,232,057
Embraer SA sponsored ADR	171,400	4,348,418
Itau Unibanco Banco Multiplo SA sponsored ADR	103,500	1,606,320
Mills Estruturas e Servicos de Engenharia SA	433,300	4,445,875
OGX Petroleo e Gas Participacoes SA (a)	695,600	4,252,738
Qualicorp SA	545,000	4,056,353
Souza Cruz Industria Comerico	178,000	1,790,409
TOTAL BRAZIL		24,930,730
Canada - 0.8%
Canadian Natural Resources Ltd.	77,900	2,286,543
Copper Mountain Mining Corp. (a)	1,000,000	3,949,251
Common Stocks - continued
	Shares	Value
Canada - continued
Ivanhoe Mines Ltd. (a)	330,000	$ 4,548,793
Open Text Corp. (a)	35,100	1,834,187
TOTAL CANADA		12,618,774
Cayman Islands - 0.5%
China Kanghui Holdings sponsored ADR (a)(d)	107,700	2,100,150
China ZhengTong Auto Services Holdings Ltd.	1,152,500	1,022,951
Geely Automobile Holdings Ltd.	4,865,000	1,076,604
Hengan International Group Co. Ltd.	24,500	195,666
Hengdeli Holdings Ltd.	5,392,000	1,849,650
Shenguan Holdings Group Ltd.	1,712,000	869,235
TOTAL CAYMAN ISLANDS		7,114,256
Chile - 0.2%
CFR Pharmaceuticals SA ADR (e)	125,293	2,692,681
China - 0.3%
Baidu.com, Inc. sponsored ADR (a)	21,000	2,245,110
China Merchants Bank Co. Ltd. (H Shares)	758,160	1,146,852
Focus Media Holding Ltd. ADR (a)	39,200	658,168
TOTAL CHINA		4,050,130
Denmark - 1.0%
Carlsberg A/S Series B	28,900	1,721,102
Novo Nordisk A/S Series B	82,124	8,190,277
William Demant Holding A/S (a)	68,000	5,130,620
TOTAL DENMARK		15,041,999
Finland - 0.5%
Fortum Corp.	130,300	3,089,994
Nokian Tyres PLC	135,800	4,108,314
TOTAL FINLAND		7,198,308
France - 8.3%
Alstom SA	259,296	8,641,694
ALTEN	34,200	934,523
Atos Origin SA	65,390	2,854,756
AXA SA	265,600	3,522,924
BNP Paribas SA	330,700	13,314,309
Carrefour SA	74,663	1,714,574
Christian Dior SA	76,500	8,665,927
Club Mediterranee SA (a)	107,055	1,861,034
Compagnie Generale de Geophysique SA (a)	192,200	3,385,445
Common Stocks - continued
	Shares	Value
France - continued
Compagnie Generale de Geophysique SA sponsored ADR (a)(d)	6,200	$ 109,244
Danone	134,500	8,325,383
EDF SA	92,300	2,697,102
GDF Suez	130,500	3,923,497
Iliad SA	27,660	3,112,945
Ipsos SA	27,302	886,132
JC Decaux SA (a)	109,100	2,729,765
L'Oreal SA	54,600	5,367,973
Pernod-Ricard SA	20,300	1,600,055
PPR SA	43,100	5,625,555
Remy Cointreau SA	14,200	986,455
Sanofi-aventis	271,073	17,830,984
Sechilienne-Sidec	16,900	286,429
Suez Environnement SA	179,921	2,519,058
Technip SA	30,000	2,432,943
Unibail-Rodamco	49,200	8,869,288
VINCI SA	240,800	10,459,465
TOTAL FRANCE		122,657,459
Germany - 6.9%
Aareal Bank AG (a)	1	16
Allianz AG	136,125	12,923,466
BASF AG	250,000	15,436,171
Bayerische Motoren Werke AG (BMW)	110,086	7,369,499
Bilfinger Berger AG	82,912	6,305,213
CTS Eventim AG	121,394	3,635,086
Deutsche Bank AG	89,400	3,097,943
Deutsche Boerse AG (a)	104,700	5,295,459
E.ON AG	392,489	8,600,387
Fresenius Medical Care AG & Co. KGaA	66,400	4,504,688
Infineon Technologies AG	331,100	2,478,880
Kabel Deutschland Holding AG (a)	54,900	2,970,152
MAN SE	66,093	5,170,516
MTU Aero Engines Holdings AG	74,600	4,712,599
RWE AG	23,339	866,793
SAP AG	122,529	6,234,787
Siemens AG	59,612	5,363,517
Thyssenkrupp AG	300,000	7,453,977
TOTAL GERMANY		102,419,149
Hong Kong - 1.7%
AIA Group Ltd.	2,096,600	5,937,371
Common Stocks - continued
	Shares	Value
Hong Kong - continued
CLP Holdings Ltd.	111,500	$ 1,004,514
Henderson Land Development Co. Ltd.	1,701,514	7,639,011
Power Assets Holdings Ltd.	501,500	3,836,885
Wharf Holdings Ltd.	1,494,000	7,370,812
TOTAL HONG KONG		25,788,593
India - 0.7%
Apollo Hospitals Enterprise Ltd.	257,993	2,728,965
CESC Ltd. GDR	182,228	1,024,864
Infrastructure Development Finance Co. Ltd.	832,524	1,868,034
Jain Irrigation Systems Ltd.	1,358,653	4,203,966
TOTAL INDIA		9,825,829
Indonesia - 0.0%
PT Perusahaan Gas Negara Tbk Series B	2,269,000	681,983
Ireland - 0.9%
Kenmare Resources PLC (a)	9,000,000	4,772,835
Ryanair Holdings PLC sponsored ADR	123,300	3,174,975
Smurfit Kappa Group PLC (a)	1,000,000	6,029,100
TOTAL IRELAND		13,976,910
Israel - 0.7%
Israel Chemicals Ltd.	800,000	9,572,466
Nice Systems Ltd. sponsored ADR (a)	45,700	1,386,995
TOTAL ISRAEL		10,959,461
Italy - 2.3%
Beni Stabili SpA SIIQ	2,399,000	1,269,280
Enel SpA	851,624	3,790,421
ENI SpA	551,700	9,706,271
Fiat Industrial SpA (a)	292,500	2,220,065
Intesa Sanpaolo SpA	4,309,826	6,871,423
Prysmian SpA	322,800	4,290,275
Saipem SpA	63,245	2,250,579
Telecom Italia SpA	3,620,200	3,933,533
TOTAL ITALY		34,331,847
Japan - 15.4%
Aeon Credit Service Co. Ltd.	270,900	4,167,870
Aisin Seiki Co. Ltd.	87,700	2,920,200
Aozora Bank Ltd. (d)	3,137,000	7,223,149
Astellas Pharma, Inc.	170,800	6,447,592
Brother Industries Ltd.	166,700	1,958,633
Common Stocks - continued
	Shares	Value
Japan - continued
Canon, Inc.	226,900	$ 10,303,300
DeNA Co. Ltd.	66,900	2,802,722
Denso Corp.	141,200	4,539,469
Dentsu, Inc.	70,000	2,217,923
eAccess Ltd. (d)	4,556	1,150,539
Electric Power Development Co. Ltd.	61,100	1,805,612
Fanuc Corp.	109,300	15,056,603
Fast Retailing Co. Ltd.	24,400	4,370,252
Hirose Electric Co. Ltd. (d)	21,000	1,952,353
Hitachi Ltd.	1,165,000	5,783,512
Honda Motor Co. Ltd.	367,900	10,778,277
Japan Retail Fund Investment Corp.	2,050	3,296,212
Japan Tobacco, Inc.	2,067	9,669,141
Kansai Electric Power Co., Inc.	107,700	1,861,324
KDDI Corp.	602	4,144,653
Keyence Corp.	15,500	4,241,915
Mitsubishi Corp.	426,000	8,673,768
Mitsubishi Estate Co. Ltd.	653,000	10,592,749
Mitsubishi Tanabe Pharma Corp.	223,700	4,159,178
Mitsubishi UFJ Financial Group, Inc.	3,438,700	15,628,787
Mitsui & Co. Ltd.	554,500	8,032,605
Murata Manufacturing Co. Ltd.	55,500	3,013,526
Nippon Electric Glass Co. Ltd.	157,000	1,426,751
Nippon Telegraph & Telephone Corp.	75,600	3,622,090
NTT DoCoMo, Inc.	3,395	6,186,258
ORIX Corp.	107,890	8,468,560
Osaka Gas Co. Ltd.	789,000	3,278,209
Rakuten, Inc.	4,099	4,775,833
Santen Pharmaceutical Co. Ltd.	89,600	3,765,985
So-net M3, Inc. (d)	770	3,833,686
Sony Financial Holdings, Inc.	249,200	3,804,960
Start Today Co. Ltd.	189,300	4,101,990
Taisho Pharmaceutical Co. Ltd.	130,000	3,172,253
Tokyo Gas Co. Ltd.	722,000	3,353,775
Toyota Motor Corp.	214,900	7,367,074
Tsutsumi Jewelry Co. Ltd.	54,900	1,329,952
Unicharm Corp.	66,500	3,189,781
West Japan Railway Co.	221,500	9,495,438
TOTAL JAPAN		227,964,459
Korea (South) - 0.9%
Hynix Semiconductor, Inc.	84,230	1,482,490
Common Stocks - continued
	Shares	Value
Korea (South) - continued
Hyundai Motor Co.	17,075	$ 2,977,305
KB Financial Group, Inc.	115,650	3,811,451
Orion Corp.	891	388,657
Samchully Co. Ltd.	12,170	1,001,440
Samsung Electronics Co. Ltd.	5,077	3,535,892
TOTAL KOREA (SOUTH)		13,197,235
Netherlands - 2.2%
AEGON NV (a)	1,600	6,486
AerCap Holdings NV (a)	464,400	4,606,848
Gemalto NV	68,096	3,264,845
ING Groep NV (Certificaten Van Aandelen) (a)	1,870,468	13,194,508
Koninklijke KPN NV	853,571	11,322,926
Yandex NV	49,500	1,010,295
TOTAL NETHERLANDS		33,405,908
Norway - 1.8%
Aker Solutions ASA	259,700	2,515,238
DnB NOR ASA	780,400	7,897,332
Kvaerner ASA (a)	300	397
Oslo Bors Holding ASA	100,000	1,192,545
Telenor ASA	520,400	8,094,402
Yara International ASA	170,000	6,591,707
TOTAL NORWAY		26,291,621
Philippines - 0.0%
Manila Water Co., Inc.	963,900	418,406
Poland - 0.1%
Eurocash SA	111,600	798,394
Portugal - 0.6%
Energias de Portugal SA	599,444	1,859,258
Galp Energia SGPS SA Class B	358,991	6,608,612
TOTAL PORTUGAL		8,467,870
Qatar - 0.2%
Commercial Bank of Qatar GDR (Reg. S)	807,809	3,513,853
South Africa - 0.5%
AngloGold Ashanti Ltd.	100,000	4,143,578
Harmony Gold Mining Co. Ltd.	250,000	2,923,789
TOTAL SOUTH AFRICA		7,067,367
Common Stocks - continued
	Shares	Value
Spain - 3.3%
Banco Bilbao Vizcaya Argentaria SA	1,644,361	$ 13,615,250
Banco Bilbao Vizcaya Argentaria SA rights 10/14/11 (a)	1,644,361	242,343
Banco Santander SA (Spain)	674,492	5,514,782
Iberdrola SA	349,400	2,373,868
Inditex SA	85,857	7,403,409
Red Electrica Corporacion SA	61,400	2,815,064
Telefonica SA	826,548	15,841,216
Telefonica SA sponsored ADR	36,000	688,320
TOTAL SPAIN		48,494,252
Sweden - 2.5%
H&M Hennes & Mauritz AB (B Shares)	294,960	8,881,801
Intrum Justitia AB	386,600	4,773,083
Nordea Bank AB	1,087,200	8,901,090
Sandvik AB	430,900	5,021,852
Swedish Match Co.	96,400	3,201,911
Telefonaktiebolaget LM Ericsson (B Shares)	643,866	6,179,663
TOTAL SWEDEN		36,959,400
Switzerland - 7.4%
ABB Ltd. (Reg.)	212,360	3,632,604
Bank Sarasin & Co. Ltd. Series B (Reg.)	122,340	3,759,013
Kuehne & Nagel International AG	28,089	3,185,734
Nestle SA	601,047	33,222,037
Partners Group Holding	23,600	3,905,560
Roche Holding AG:
(Bearer)	12,433	2,102,801
(participation certificate)	146,967	23,851,330
Schindler Holding AG (participation certificate)	75,292	8,061,660
Syngenta AG (Switzerland)	30,000	7,796,041
The Swatch Group AG (Bearer)	14,760	4,922,714
Transocean Ltd. (United States)	88,200	4,210,668
UBS AG (a)	993,200	11,360,790
TOTAL SWITZERLAND		110,010,952
Taiwan - 0.3%
HTC Corp.	99,000	2,174,445
Taiwan Semiconductor Manufacturing Co. Ltd.	1,222,000	2,751,334
TOTAL TAIWAN		4,925,779
United Kingdom - 22.2%
Anglo American PLC (United Kingdom)	750,000	26,075,120
Barclays PLC	4,572,905	11,216,913
Common Stocks - continued
	Shares	Value
United Kingdom - continued
BG Group PLC	894,416	$ 17,319,736
British American Tobacco PLC (United Kingdom)	492,000	20,779,511
Cairn Energy PLC (a)	605,614	2,651,510
Carphone Warehouse Group PLC	990,707	5,253,868
Centrica PLC	496,066	2,303,421
Cookson Group PLC	652,500	4,406,801
Diageo PLC	181,015	3,452,119
GlaxoSmithKline PLC	1,213,320	25,042,576
HSBC Holdings PLC:
(Hong Kong)	1,157,040	8,841,710
(United Kingdom)	2,023,966	15,505,643
ICAP PLC	686,200	4,413,919
Imperial Tobacco Group PLC	280,834	9,522,790
InterContinental Hotel Group PLC	165,600	2,685,918
International Personal Finance PLC	629,300	2,191,803
International Power PLC	491,226	2,350,670
Meggitt PLC	1,099,000	5,740,739
National Grid PLC	714,800	7,086,692
Next PLC	115,000	4,541,680
Northumbrian Water Group PLC	78,424	566,962
Pennon Group PLC	33,900	357,174
Prudential PLC	982,300	8,437,929
Reckitt Benckiser Group PLC	144,617	7,382,787
Rolls-Royce Group PLC	820,000	7,610,020
Royal Dutch Shell PLC:
Class A (United Kingdom)	1,414,463	43,712,476
Class A sponsored ADR	235,568	14,492,143
SABMiller PLC	171,900	5,650,651
Scottish & Southern Energy PLC	112,029	2,262,847
SuperGroup PLC (a)(d)	145,000	2,352,103
Tesco PLC	861,622	5,079,998
The Weir Group PLC	189,300	4,573,588
Unilever PLC	346,800	10,865,647
Vedanta Resources PLC	400,000	6,869,139
Vodafone Group PLC	10,049,136	25,905,267
Wm Morrison Supermarkets PLC	384,100	1,740,385
TOTAL UNITED KINGDOM		329,242,255
United States of America - 4.1%
Baxter International, Inc.	69,700	3,912,958
Boston Beer Co., Inc. Class A (a)	10,100	734,270
CF Industries Holdings, Inc.	10,000	1,233,900
Common Stocks - continued
	Shares	Value
United States of America - continued
Citigroup, Inc.	110,020	$ 2,818,712
CVR Energy, Inc. (a)	95,900	2,027,326
Elizabeth Arden, Inc. (a)	56,500	1,606,860
Goodrich Corp.	78,700	9,497,516
Green Mountain Coffee Roasters, Inc. (a)	4,800	446,112
Johnson & Johnson	45,300	2,886,063
Lorillard, Inc.	62,600	6,929,820
McKesson Corp.	33,100	2,406,370
Monsanto Co.	25,000	1,501,000
Newell Rubbermaid, Inc.	14,400	170,928
Philip Morris International, Inc.	40,900	2,551,342
Reynolds American, Inc.	24,100	903,268
Textron, Inc.	223,900	3,949,596
The Mosaic Co.	160,000	7,835,200
TRW Automotive Holdings Corp. (a)	40,500	1,325,565
Tupperware Brands Corp.	13,000	698,620
Virgin Media, Inc.	334,500	8,145,075
TOTAL UNITED STATES OF AMERICA		61,580,501
TOTAL COMMON STOCKS (Cost $1,621,620,342)		1,409,913,292
Nonconvertible Preferred Stocks - 1.0%

Germany - 0.8%
Porsche Automobil Holding SE (Germany)	45,700	2,217,403
Volkswagen AG	70,100	9,396,694
TOTAL GERMANY		11,614,097
Italy - 0.2%
Telecom Italia SpA (Risparmio Shares)	3,323,200	3,232,032
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $16,011,664)		14,846,129
Money Market Funds - 4.8%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	65,560,044	$ 65,560,044
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	5,318,515	5,318,515
TOTAL MONEY MARKET FUNDS (Cost $70,878,559)		70,878,559
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,708,510,565)		1,495,637,980
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(11,004,843)
NET ASSETS - 100%		$ 1,484,633,137
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,692,681 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 33,692
Fidelity Securities Lending Cash Central Fund	1,785,638
Total	$ 1,819,330
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 329,242,255	$ 145,709,854	$ 183,532,401	$ -
Japan	227,964,459	-	224,792,206	3,172,253
France	122,657,459	101,441,030	21,216,429	-
Germany	114,033,246	94,832,311	19,200,935	-
Switzerland	110,010,952	87,221,517	22,789,435	-
Australia	71,237,435	4,407,853	66,829,582	-
United States of America	61,580,501	61,580,501	-	-
Spain	48,494,252	13,523,004	34,971,248	-
Italy	37,563,879	20,692,043	16,871,836	-
Other	301,974,983	184,034,608	117,940,375	-
Money Market Funds	70,878,559	70,878,559	-	-
Total Investments in Securities:	$ 1,495,637,980	$ 784,321,280	$ 708,144,447	$ 3,172,253
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	452,596
Cost of Purchases	834,712
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	1,884,945
Transfers out of Level 3	-
Ending Balance	$ 3,172,253
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ 452,596

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $4,924,547) - See accompanying schedule: Unaffiliated issuers (cost $1,637,632,006)	$ 1,424,759,421
Fidelity Central Funds (cost $70,878,559)	70,878,559
Total Investments (cost $1,708,510,565)		$ 1,495,637,980
Cash		3,466,829
Foreign currency held at value (cost $3,190)		3,195
Receivable for investments sold		29,274,777
Receivable for fund shares sold		912,403
Dividends receivable		6,889,999
Distributions receivable from Fidelity Central Funds		34,116
Other receivables		35,182
Total assets		1,536,254,481

Liabilities
Payable for investments purchased	$ 45,664,969
Payable for fund shares redeemed	591,273
Other payables and accrued expenses	46,587
Collateral on securities loaned, at value	5,318,515
Total liabilities		51,621,344

Net Assets		$ 1,484,633,137
Net Assets consist of:
Paid in capital		$ 1,697,438,830
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(212,805,693)
Net Assets, for 25,664,555 shares outstanding		$ 1,484,633,137
Net Asset Value, offering price and redemption price per share ($1,484,633,137 ÷ 25,664,555 shares)		$ 57.85

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 58,075,551
Interest		11,139
Income from Fidelity Central Funds		1,819,330
Income before foreign taxes withheld		59,906,020
Less foreign taxes withheld		(4,678,544)
Total income		55,227,476

Expenses
Custodian fees and expenses	$ 333,903
Independent directors' compensation	9,621
Interest	674
Miscellaneous	16
Total expenses before reductions	344,214
Expense reductions	(9,621)	334,593
Net investment income (loss)		54,892,883
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,705,903
Foreign currency transactions	(1,533,280)
Total net realized gain (loss)		36,172,623
Change in net unrealized appreciation (depreciation) on: Investment securities	(244,431,114)
Assets and liabilities in foreign currencies	(55,948)
Total change in net unrealized appreciation (depreciation)		(244,487,062)
Net gain (loss)		(208,314,439)
Net increase (decrease) in net assets resulting from operations		$ (153,421,556)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 54,892,883	$ 40,895,255
Net realized gain (loss)	36,172,623	11,301,492
Change in net unrealized appreciation (depreciation)	(244,487,062)	40,326,147
Net increase (decrease) in net assets resulting from operations	(153,421,556)	92,522,894
Distributions to partners from net investment income	(50,641,639)	(36,426,692)
Affiliated share transactions Proceeds from sales of shares	177,210,108	996,722,765
Reinvestment of distributions	50,641,224	36,426,391
Cost of shares redeemed	(220,576,506)	(48,875,279)
Net increase (decrease) in net assets resulting from share transactions	7,274,826	984,273,877
Total increase (decrease) in net assets	(196,788,369)	1,040,370,079

Net Assets
Beginning of period	1,681,421,506	641,051,427
End of period	$ 1,484,633,137	$ 1,681,421,506
Other Affiliated Information Shares
Sold	2,631,756	15,716,740
Issued in reinvestment of distributions	701,652	585,798
Redeemed	(3,058,284)	(767,937)
Net increase (decrease)	275,124	15,534,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 66.23	$ 65.05	$ 67.12	$ 100.00
Income from Investment Operations
Net investment income (loss) D	2.18	1.64	1.66	2.22
Net realized and unrealized gain (loss)	(8.56)	.99	(2.15)	(33.01)
Total from investment operations	(6.38)	2.63	(.49)	(30.79)
Distributions to partners from net investment income	(2.00)	(1.45)	(1.58)	(2.09)
Net asset value, end of period	$ 57.85	$ 66.23	$ 65.05	$ 67.12
Total Return B,C	(10.20)%	4.21%	(.12)%	(31.24)%
Ratios to Average Net Assets E,H
Expenses before reductions	.02%	.03%	.03%	.03% A
Expenses net of fee waivers, if any	.02%	.03%	.03%	.03% A
Expenses net of all reductions	.02%	.03%	.03%	.03% A
Net investment income (loss)	3.10%	2.57%	3.13%	3.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,484,633	$ 1,681,422	$ 641,051	$ 620,897
Portfolio turnover rate F	117%	90%	96%	75% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 10, 2007 (commencement of operations) to September 30, 2008.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity International Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Directors to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Directors. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 59,709,410
Gross unrealized depreciation	(294,486,257)
Net unrealized appreciation (depreciation) on securities and other investments	$ (234,776,847)

Tax Cost	$ 1,730,414,827

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Restricted Securities - continued

prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,045,031,953 and $2,084,325,350, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,471 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,197,143.34%		$ 674

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and

Annual Report

7. Security Lending - continued

maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,785,638. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $9,621.

9. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity International Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity International Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights for the year ended September 30, 2010 and all prior periods presented were audited by other auditors whose report dated November 24, 2010, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity International Equity Central Fund as of September 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 11, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2004

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the lack of compensation payable under the management contract is fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts. The Board noted that the fund is designed to offer a liquid investment option for other investment companies and accounts managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® Equity Sector
Central Funds

Consumer Discretionary Central Fund

Consumer Staples Central Fund

Energy Central Fund

Financials Central Fund

Health Care Central Fund

Industrials Central Fund

Information Technology Central Fund

Materials Central Fund

Telecom Services Central Fund

Utilities Central Fund

Annual Report

September 30, 2011

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

ESCIP-ANN-1111
1.831584.105

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Consumer Discretionary	.0048%
Actual		$ 1,000.00	$ 875.20	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.04	$ .02
Consumer Staples	.0047%
Actual		$ 1,000.00	$ 993.50	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.04	$ .02
Energy	.0036%
Actual		$ 1,000.00	$ 697.20	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .02
Financials	.0074%
Actual		$ 1,000.00	$ 733.10	$ .03
HypotheticalA		$ 1,000.00	$ 1,025.03	$ .04
Health Care	.0044%
Actual		$ 1,000.00	$ 893.70	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .02
Industrials	.0053%
Actual		$ 1,000.00	$ 767.20	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.04	$ .03
Information Technology	.0066%
Actual		$ 1,000.00	$ 813.10	$ .03
HypotheticalA		$ 1,000.00	$ 1,025.04	$ .03
Materials	.0104%
Actual		$ 1,000.00	$ 751.80	$ .05
HypotheticalA		$ 1,000.00	$ 1,025.02	$ .05
Telecom Services	.0102%
Actual		$ 1,000.00	$ 877.80	$ .05
HypotheticalA		$ 1,000.00	$ 1,025.02	$ .05
Utilities	.0031%
Actual		$ 1,000.00	$ 1,017.00	$ .02
HypotheticalA		$ 1,000.00	$ 1,025.05	$ .02

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Money Market Central Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

Annual Report

Fidelity® Consumer Discretionary Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity® Consumer Discretionary Central Fund	1.96%	1.39%	4.04%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Consumer Discretionary Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from John Harris, Portfolio Manager of Fidelity® Consumer Discretionary Central Fund: For the year, the fund returned 1.96%, lagging the 4.91% rise of the MSCI® U.S. IM Consumer Discretionary 25/50 Index, but edging the broad-based S&P 500®. Versus the MSCI index, security selection in home improvement retail and in hotels, resorts and cruise lines detracted, including a sizable overweighting in retailer Lowe's Companies, whose stock fell on disappointing earnings, and a stake in hotel owner/operator Starwood Hotels & Resorts Worldwide, whose share price dropped due to a weaker economy. The fund also was hurt by picks in apparel retail - including poor-performing off-price fashion retailer Citi Trends - restaurants and cable/satellite, along with positioning in specialized consumer services. Owning office supply retailer OfficeMax and in-cinema advertiser National Cinemedia hampered results. Conversely, positioning in automobile manufacturers helped, led by a large underweighting in automaker Ford Motor. Stock choices in home furnishings and positioning in homefurnishing retail contributed, including stakes in premium mattress maker Tempur-Pedic International and retailer Bed Bath & Beyond. Security selection in specialty stores also helped, especially rural retail chain Tractor Supply, as did an out-of-index stake in Internet software and services. Some of the stocks mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Consumer Discretionary Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	7.1	4.6
McDonald's Corp.	5.0	3.3
Home Depot, Inc.	4.7	0.7
DIRECTV	3.9	1.8
Lowe's Companies, Inc.	3.7	5.6
Time Warner, Inc.	3.3	1.9
Bed Bath & Beyond, Inc.	3.1	2.8
Target Corp.	2.9	3.3
Starbucks Corp.	2.9	2.1
The Walt Disney Co.	2.7	5.5
	39.3
Top Industries (% of fund's net assets)
As of September 30, 2011
Specialty Retail 24.7%
Media 24.0%
Hotels, Restaurants & Leisure 18.8%
Internet & Catalog Retail 7.5%
Textiles, Apparel Luxury Goods 7.3%
All Others* 17.7%

As of March 31, 2011
Media 25.5%
Specialty Retail 22.0%
Hotels, Restaurants & Leisure 19.2%
Internet & Catalog Retail 7.1%
Multiline Retail 5.5%
All Others* 20.7%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Consumer Discretionary Central Fund

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
AUTO COMPONENTS - 1.8%
Auto Parts & Equipment - 1.8%
Autoliv, Inc.	70,191	$ 3,404,264
Gentex Corp.	305,896	7,356,799
		10,761,063
AUTOMOBILES - 2.3%
Automobile Manufacturers - 2.3%
Bayerische Motoren Werke AG (BMW)	87,119	5,832,017
Ford Motor Co. (a)	844,507	8,166,383
		13,998,400
DIVERSIFIED CONSUMER SERVICES - 2.6%
Specialized Consumer Services - 2.6%
Sotheby's Class A (Ltd. vtg.)	219,863	6,061,623
Steiner Leisure Ltd. (a)	40,508	1,651,511
Weight Watchers International, Inc.	142,130	8,279,073
		15,992,207
FOOD & STAPLES RETAILING - 0.5%
Hypermarkets & Super Centers - 0.5%
Costco Wholesale Corp.	39,066	3,208,100
HOTELS, RESTAURANTS & LEISURE - 18.8%
Casinos & Gaming - 2.7%
Las Vegas Sands Corp. (a)	288,029	11,043,032
Las Vegas Sands Corp. unit	8,127	5,235,820
		16,278,852
Hotels, Resorts & Cruise Lines - 2.4%
InterContinental Hotel Group PLC	183,700	2,979,488
Royal Caribbean Cruises Ltd.	202,900	4,390,756
Starwood Hotels & Resorts Worldwide, Inc.	185,205	7,189,658
		14,559,902
Restaurants - 13.7%
Arcos Dorados Holdings, Inc.	81,300	1,885,347
BJ's Restaurants, Inc. (a)	114,763	5,062,196
Bravo Brio Restaurant Group, Inc.	100,200	1,667,328
Darden Restaurants, Inc.	129,420	5,532,705
Dunkin' Brands Group, Inc. (a)(d)	79,900	2,213,230
Einstein Noah Restaurant Group, Inc.	48,699	624,808
McDonald's Corp.	343,568	30,172,142
Panera Bread Co. Class A (a)	39,901	4,147,310
Ruth's Hospitality Group, Inc. (a)	1,000,891	4,293,822
Common Stocks - continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE - CONTINUED
Restaurants - continued
Starbucks Corp.	477,905	$ 17,821,077
Texas Roadhouse, Inc. Class A (d)	732,580	9,684,708
		83,104,673
TOTAL HOTELS, RESTAURANTS & LEISURE		113,943,427
HOUSEHOLD DURABLES - 2.2%
Home Furnishings - 1.3%
Tempur-Pedic International, Inc. (a)	154,092	8,106,780
Homebuilding - 0.9%
Lennar Corp. Class A	278,000	3,764,120
Toll Brothers, Inc. (a)	98,000	1,414,140
		5,178,260
TOTAL HOUSEHOLD DURABLES		13,285,040
INTERNET & CATALOG RETAIL - 7.5%
Internet Retail - 7.5%
Amazon.com, Inc. (a)	200,095	43,266,538
Priceline.com, Inc. (a)	5,300	2,382,138
		45,648,676
INTERNET SOFTWARE & SERVICES - 1.0%
Internet Software & Services - 1.0%
Google, Inc. Class A (a)	11,762	6,050,138
LEISURE EQUIPMENT & PRODUCTS - 0.9%
Leisure Products - 0.9%
Hasbro, Inc.	155,774	5,079,790
MEDIA - 24.0%
Advertising - 1.0%
Interpublic Group of Companies, Inc.	832,500	5,994,000
Broadcasting - 2.3%
CBS Corp. Class B	473,975	9,659,611
Discovery Communications, Inc. (a)	118,900	4,473,018
		14,132,629
Cable & Satellite - 12.3%
Comcast Corp. Class A	515,200	10,767,680
DIRECTV (a)	555,871	23,485,550
DISH Network Corp. Class A (a)	166,800	4,180,008
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Cable & Satellite - continued
Sirius XM Radio, Inc. (a)(d)	5,231,000	$ 7,898,810
Time Warner Cable, Inc.	228,868	14,343,158
Virgin Media, Inc.	569,290	13,862,212
		74,537,418
Movies & Entertainment - 8.4%
News Corp. Class A	196,000	3,032,120
The Walt Disney Co.	545,541	16,453,517
Time Warner, Inc.	655,322	19,640,000
Viacom, Inc. Class B (non-vtg.)	303,062	11,740,622
		50,866,259
TOTAL MEDIA		145,530,306
MULTILINE RETAIL - 4.9%
Department Stores - 0.5%
Marisa Lojas SA	231,600	2,670,603
General Merchandise Stores - 4.4%
Dollar Tree, Inc. (a)	118,712	8,916,458
Target Corp.	365,161	17,907,495
		26,823,953
TOTAL MULTILINE RETAIL		29,494,556
SPECIALTY RETAIL - 24.7%
Apparel Retail - 6.8%
Body Central Corp.	86,676	1,574,036
Chico's FAS, Inc.	474,511	5,423,661
Foot Locker, Inc.	220,560	4,431,050
Inditex SA	19,715	1,700,015
Limited Brands, Inc.	285,903	11,010,125
TJX Companies, Inc.	247,870	13,749,349
Urban Outfitters, Inc. (a)	116,895	2,609,096
Workman Co. Ltd.	16,600	446,156
		40,943,488
Automotive Retail - 2.0%
Advance Auto Parts, Inc.	209,280	12,159,168
Computer & Electronics Retail - 0.8%
Best Buy Co., Inc.	204,960	4,775,568
Common Stocks - continued
	Shares	Value
SPECIALTY RETAIL - CONTINUED
Home Improvement Retail - 8.9%
Home Depot, Inc.	860,400	$ 28,281,348
Lowe's Companies, Inc.	1,154,219	22,322,595
Lumber Liquidators Holdings, Inc. (a)(d)	210,904	3,184,650
		53,788,593
Homefurnishing Retail - 3.1%
Bed Bath & Beyond, Inc. (a)	332,855	19,075,920
Specialty Stores - 3.1%
Tiffany & Co., Inc.	118,795	7,225,112
Tractor Supply Co.	123,721	7,738,749
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	65,300	4,063,619
		19,027,480
TOTAL SPECIALTY RETAIL		149,770,217
TEXTILES, APPAREL & LUXURY GOODS - 7.3%
Apparel, Accessories & Luxury Goods - 5.9%
Coach, Inc.	234,244	12,140,867
PVH Corp.	121,953	7,102,543
Titan Industries Ltd.	196,937	835,546
Vera Bradley, Inc. (d)	122,150	4,403,508
VF Corp.	91,514	11,120,781
		35,603,245
Footwear - 1.4%
NIKE, Inc. Class B	99,687	8,524,235
TOTAL TEXTILES, APPAREL & LUXURY GOODS		44,127,480
TOTAL COMMON STOCKS (Cost $609,487,091)		596,889,400
Money Market Funds - 2.1%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	4,816,946	$ 4,816,946
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	7,970,975	7,970,975
TOTAL MONEY MARKET FUNDS (Cost $12,787,921)		12,787,921
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $622,275,012)		609,677,321
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(3,366,422)
NET ASSETS - 100%		$ 606,310,899
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,616
Fidelity Securities Lending Cash Central Fund	127,262
Total	$ 134,878
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 596,889,400	$ 587,392,390	$ 9,497,010	$ -
Money Market Funds	12,787,921	12,787,921	-	-
Total Investments in Securities:	$ 609,677,321	$ 600,180,311	$ 9,497,010	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Discretionary Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $7,390,143) - See accompanying schedule: Unaffiliated issuers (cost $609,487,091)	$ 596,889,400
Fidelity Central Funds (cost $12,787,921)	12,787,921
Total Investments (cost $622,275,012)		$ 609,677,321
Receivable for investments sold		12,014,363
Receivable for fund shares sold		291,699
Dividends receivable		334,610
Distributions receivable from Fidelity Central Funds		8,392
Total assets		622,326,385

Liabilities
Payable for investments purchased	$ 7,785,554
Payable for fund shares redeemed	190,807
Other payables and accrued expenses	68,150
Collateral on securities loaned, at value	7,970,975
Total liabilities		16,015,486

Net Assets		$ 606,310,899
Net Assets consist of:
Paid in capital		$ 618,972,836
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(12,661,937)
Net Assets, for 5,305,994 shares outstanding		$ 606,310,899
Net Asset Value, offering price and redemption price per share ($606,310,899 ÷ 5,305,994 shares)		$ 114.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 8,636,092
Interest		15
Income from Fidelity Central Funds (including $127,262 from security lending)		134,878
Total income		8,770,985

Expenses
Custodian fees and expenses	$ 45,481
Independent directors' compensation	3,615
Interest	265
Miscellaneous	16
Total expenses before reductions	49,377
Expense reductions	(3,615)	45,762
Net investment income (loss)		8,725,223
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $113,910)	68,113,329
Foreign currency transactions	(117,194)
Total net realized gain (loss)		67,996,135
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $31,223)	(62,449,179)
Assets and liabilities in foreign currencies	(1,406)
Total change in net unrealized appreciation (depreciation)		(62,450,585)
Net gain (loss)		5,545,550
Net increase (decrease) in net assets resulting from operations		$ 14,270,773

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Discretionary Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,725,223	$ 6,086,541
Net realized gain (loss)	67,996,135	60,862,500
Change in net unrealized appreciation (depreciation)	(62,450,585)	39,504,157
Net increase (decrease) in net assets resulting from operations	14,270,773	106,453,198
Distributions to partners from net investment income	(8,387,332)	(6,036,498)
Affiliated share transactions Proceeds from sales of shares*	90,021,171	148,361,846
Reinvestment of distributions	8,387,095	6,036,314
Cost of shares redeemed	(103,003,157)	(167,242,666)
Net increase (decrease) in net assets resulting from share transactions	(4,594,891)	(12,844,506)
Total increase (decrease) in net assets	1,288,550	87,572,194

Net Assets
Beginning of period	605,022,349	517,450,155
End of period	$ 606,310,899	$ 605,022,349
Other Affiliated Information Shares
Sold	710,232	1,383,685
Issued in reinvestment of distributions	65,294	58,782
Redeemed	(802,183)	(1,726,612)
Net increase (decrease)	(26,657)	(284,145)

* Amount includes in-kind contributions for the year ended September 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 113.46	$ 92.13	$ 92.45	$ 121.71	$ 114.48
Income from Investment Operations
Net investment income (loss) B	1.65	1.25	1.29	1.71	1.68 F
Net realized and unrealized gain (loss)	.74	21.31	(.32)	(29.41)	7.33
Total from investment operations	2.39	22.56	.97	(27.70)	9.01
Distributions to partners from net investment income	(1.58)	(1.23)	(1.29)	(1.56)	(1.78)
Net asset value, end of period	$ 114.27	$ 113.46	$ 92.13	$ 92.45	$ 121.71
Total Return A	1.96%	24.64%	1.38%	(22.90)%	7.87%
Ratios to Average Net Assets C, G
Expenses before reductions	.01%	.01%	-% E	-% E	-% E
Expenses net of fee waivers, if any	.01%	.01%	-% E	-% E	-% E
Expenses net of all reductions	.01%	.01%	-% E	-% E	-% E
Net investment income (loss)	1.29%	1.21%	1.73%	1.62%	1.35% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 606,311	$ 605,022	$ 517,450	$ 530,726	$ 713,542
Portfolio turnover rate D	179%	143% H	91%	62%	110%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a special dividend which amounted to $.43 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity Consumer Staples Central Fund	7.83%	7.32%	8.04%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Consumer Staples Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from Robert Lee, Portfolio Manager of Fidelity® Consumer Staples Central Fund: For the year, the fund returned 7.83%, lagging the 10.71% rise of the MSCI® U.S. IM Consumer Staples 25/50 Index, but handily outperforming the S&P 500®. Versus the MSCI index, security selection in personal products detracted, including a stake in weak-performing cosmetics manufacturer Avon Products. A substantial overweighting in brewers also hurt, with Molson Coors Brewing and Belgium-based Anheuser-Busch InBev (not in the benchmark) the portfolio's largest individual detractors. Positioning in packaged foods/meats was costly, including an average underweighting in Green Mountain Coffee Roasters, maker of single-serve Keurig® brewers. Overweighting distillers/vintners was another miss, although we had some good picks in the group. Elsewhere, not owning membership-based bulk retailer and index component Costco Wholesale proved disappointing. Conversely, stock picking in soft drinks helped, including an underweighting in PepsiCo, which suffered from market-share losses to its main competitor, Coca-Cola, an overweighted fund holding that also contributed. Lighter-than-index exposure to the food distributors industry provided a boost, including a significant underweighting in Sysco. Elsewhere, an out-of-index stake in British American Tobacco - the fund's top relative contributor - and an underweighting in supercenter retailer Wal-Mart Stores aided performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Consumer Staples Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	17.1	16.0
The Coca-Cola Co.	11.8	12.2
British American Tobacco PLC sponsored ADR	8.7	6.9
CVS Caremark Corp.	6.1	6.9
Altria Group, Inc.	5.1	5.4
PepsiCo, Inc.	5.0	4.0
Johnson & Johnson	3.0	2.9
Molson Coors Brewing Co. Class B	3.0	2.4
Constellation Brands, Inc. Class A (sub. vtg.)	2.8	2.9
Diageo PLC sponsored ADR	2.8	3.1
	65.4
Top Industries (% of fund's net assets)
As of September 30, 2011
Beverages 33.6%
Household Products 20.2%
Tobacco 17.1%
Food & Staples Retailing 10.5%
Food Products 9.5%
All Others* 9.1%

As of March 31, 2011
Beverages 30.4%
Household Products 20.2%
Tobacco 15.3%
Food & Staples Retailing 13.8%
Food Products 12.0%
All Others* 8.3%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Consumer Staples Central Fund

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
BEVERAGES - 33.6%
Brewers - 6.4%
Anheuser-Busch InBev SA NV	332,679	$ 17,658,979
Carlsberg A/S Series B	26,500	1,578,173
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	104,815	3,212,580
Molson Coors Brewing Co. Class B	483,144	19,137,334
		41,587,066
Distillers & Vintners - 8.6%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,025,099	18,451,782
Diageo PLC sponsored ADR	237,901	18,063,823
Pernod-Ricard SA	156,044	12,299,456
Remy Cointreau SA	102,179	7,098,235
		55,913,296
Soft Drinks - 18.6%
Coca-Cola Bottling Co. Consolidated	38,397	2,129,498
Coca-Cola FEMSA SAB de CV sponsored ADR	36,180	3,210,251
Coca-Cola Icecek AS	187,435	2,551,508
Embotelladora Andina SA sponsored ADR (d)	125,600	3,077,200
Fomento Economico Mexicano SAB de CV sponsored ADR	15,013	973,143
PepsiCo, Inc.	518,990	32,125,481
The Coca-Cola Co.	1,127,848	76,197,411
		120,264,492
TOTAL BEVERAGES		217,764,854
FOOD & STAPLES RETAILING - 10.5%
Drug Retail - 8.9%
CVS Caremark Corp.	1,177,923	39,554,654
Drogasil SA	250,500	1,498,206
Walgreen Co.	501,211	16,484,830
		57,537,690
Food Distributors - 0.4%
Chefs' Warehouse Holdings (a)	9,400	110,544
Sysco Corp.	53,700	1,390,830
United Natural Foods, Inc. (a)	28,264	1,046,899
		2,548,273
Food Retail - 0.5%
Fresh Market, Inc.	4,900	186,984
Safeway, Inc.	36,300	603,669
Common Stocks - continued
	Shares	Value
FOOD & STAPLES RETAILING - CONTINUED
Food Retail - continued
Susser Holdings Corp. (a)	12,126	$ 241,671
The Pantry, Inc. (a)	156,912	1,903,343
		2,935,667
Hypermarkets & Super Centers - 0.7%
Carrefour SA	75,042	1,723,277
Wal-Mart Stores, Inc.	55,776	2,894,774
		4,618,051
TOTAL FOOD & STAPLES RETAILING		67,639,681
FOOD PRODUCTS - 9.5%
Agricultural Products - 3.4%
Archer Daniels Midland Co.	182,866	4,536,905
Bunge Ltd.	243,965	14,220,720
Cosan Ltd. Class A	28,100	266,107
Cresud S.A.C.I.F. y A. sponsored ADR	37,081	401,216
Origin Agritech Ltd. (a)	44,200	102,986
SLC Agricola SA	138,900	1,155,654
Viterra, Inc.	159,600	1,569,661
		22,253,249
Packaged Foods & Meats - 6.1%
Brasil Foods SA	2,000	34,216
Calavo Growers, Inc.	96,257	1,975,194
Cermaq ASA	57,330	615,317
Danone	9,534	590,143
Dean Foods Co. (a)	260,626	2,311,753
Green Mountain Coffee Roasters, Inc. (a)	44,306	4,117,800
Lindt & Spruengli AG	56	1,947,705
Mead Johnson Nutrition Co. Class A	97,284	6,696,058
Nestle SA	151,942	8,398,383
Ralcorp Holdings, Inc. (a)	5,800	444,918
Unilever NV (NY Reg.) (d)	340,457	10,720,991
Want Want China Holdings Ltd.	1,774,000	1,606,615
		39,459,093
TOTAL FOOD PRODUCTS		61,712,342
HOUSEHOLD DURABLES - 0.0%
Household Appliances - 0.0%
SodaStream International Ltd. (d)	3,400	112,370
Common Stocks - continued
	Shares	Value
HOUSEHOLD PRODUCTS - 20.2%
Household Products - 20.2%
Colgate-Palmolive Co.	193,853	$ 17,190,884
Procter & Gamble Co.	1,750,307	110,584,394
Spectrum Brands Holdings, Inc. (a)	136,280	3,218,934
		130,994,212
PERSONAL PRODUCTS - 3.5%
Personal Products - 3.5%
Avon Products, Inc.	291,440	5,712,224
Hypermarcas SA	148,300	696,955
L'Oreal SA	124,000	12,191,001
Natura Cosmeticos SA	62,800	1,068,368
Nu Skin Enterprises, Inc. Class A	78,850	3,195,002
		22,863,550
PHARMACEUTICALS - 3.0%
Pharmaceuticals - 3.0%
Johnson & Johnson	300,943	19,173,079
TOBACCO - 17.1%
Tobacco - 17.1%
Altria Group, Inc.	1,239,448	33,229,601
British American Tobacco PLC sponsored ADR (d)	664,715	56,321,302
KT&G Corp.	26,040	1,616,390
Lorillard, Inc.	26,700	2,955,690
Philip Morris International, Inc.	230,924	14,405,039
Souza Cruz Industria Comerico	200,500	2,016,725
		110,544,747
TOTAL COMMON STOCKS (Cost $538,749,648)		630,804,835
Money Market Funds - 4.1%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	12,941,538	$ 12,941,538
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	13,551,975	13,551,975
TOTAL MONEY MARKET FUNDS (Cost $26,493,513)		26,493,513
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $565,243,161)		657,298,348
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(9,756,024)
NET ASSETS - 100%		$ 647,542,324
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,632
Fidelity Securities Lending Cash Central Fund	173,303
Total	$ 187,935
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 630,804,835	$ 609,922,851	$ 20,881,984	$ -
Money Market Funds	26,493,513	26,493,513	-	-
Total Investments in Securities:	$ 657,298,348	$ 636,416,364	$ 20,881,984	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	71.0%
United Kingdom	11.5%
France	5.3%
Belgium	2.7%
Bermuda	2.2%
Netherlands	1.7%
Switzerland	1.6%
Brazil	1.4%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $13,034,034) - See accompanying schedule: Unaffiliated issuers (cost $538,749,648)	$ 630,804,835
Fidelity Central Funds (cost $26,493,513)	26,493,513
Total Investments (cost $565,243,161)		$ 657,298,348
Receivable for investments sold		2,995,937
Receivable for fund shares sold		295,795
Dividends receivable		2,887,251
Distributions receivable from Fidelity Central Funds		22,434
Total assets		663,499,765

Liabilities
Payable for investments purchased	$ 2,205,778
Payable for fund shares redeemed	193,361
Other payables and accrued expenses	6,327
Collateral on securities loaned, at value	13,551,975
Total liabilities		15,957,441

Net Assets		$ 647,542,324
Net Assets consist of:
Paid in capital		$ 555,491,744
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		92,050,580
Net Assets, for 4,921,126 shares outstanding		$ 647,542,324
Net Asset Value, offering price and redemption price per share ($647,542,324 ÷ 4,921,126 shares)		$ 131.58

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 18,251,674
Interest		14
Income from Fidelity Central Funds (including $173,303 from security lending)		187,935
Total income		18,439,623

Expenses
Custodian fees and expenses	$ 53,950
Independent directors' compensation	3,459
Interest	434
Miscellaneous	16
Total expenses before reductions	57,859
Expense reductions	(3,478)	54,381
Net investment income (loss)		18,385,242
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,870,291
Foreign currency transactions	(87,821)
Total net realized gain (loss)		26,782,470
Change in net unrealized appreciation (depreciation) on: Investment securities	1,179,165
Assets and liabilities in foreign currencies	(17,945)
Total change in net unrealized appreciation (depreciation)		1,161,220
Net gain (loss)		27,943,690
Net increase (decrease) in net assets resulting from operations		$ 46,328,932

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Consumer Staples Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 18,385,242	$ 12,880,151
Net realized gain (loss)	26,782,470	29,703,416
Change in net unrealized appreciation (depreciation)	1,161,220	19,351,189
Net increase (decrease) in net assets resulting from operations	46,328,932	61,934,756
Distributions to partners from net investment income	(18,325,079)	(12,775,835)
Affiliated share transactions Proceeds from sales of shares*	93,868,984	183,361,536
Reinvestment of distributions	18,324,664	12,775,517
Cost of shares redeemed	(115,543,346)	(142,758,604)
Net increase (decrease) in net assets resulting from share transactions	(3,349,698)	53,378,449
Total increase (decrease) in net assets	24,654,155	102,537,370

Net Assets
Beginning of period	622,888,169	520,350,799
End of period	$ 647,542,324	$ 622,888,169
Other Affiliated Information Shares
Sold	682,840	1,542,302
Issued in reinvestment of distributions	135,028	107,212
Redeemed	(858,660)	(1,246,099)
Net increase (decrease)	(40,792)	403,415

* Amount includes in-kind contributions for the year ended September 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 125.53	$ 114.15	$ 114.98	$ 126.15	$ 104.59
Income from Investment Operations
Net investment income (loss) B	3.86	3.08	2.72	2.77	2.43
Net realized and unrealized gain (loss)	6.04	11.26	(.86)	(11.21)	21.58
Total from investment operations	9.90	14.34	1.86	(8.44)	24.01
Distributions to partners from net investment income	(3.85)	(2.96)	(2.69)	(2.73)	(2.45)
Net asset value, end of period	$ 131.58	$ 125.53	$ 114.15	$ 114.98	$ 126.15
Total Return A	7.83%	12.73%	2.03%	(6.82)%	23.21%
Ratios to Average Net Assets C, E
Expenses before reductions	.01%	.01%	.02%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	2.86%	2.59%	2.77%	2.23%	2.14%
Supplemental Data
Net assets, end of period (000 omitted)	$ 647,542	$ 622,888	$ 520,351	$ 535,302	$ 583,658
Portfolio turnover rate D	51%	61% F	91%	59%	93%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity Energy Central Fund	2.76%	1.87%	1.29%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Energy Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from John Dowd, Portfolio Manager of Fidelity® Energy Central Fund: For the year, the fund returned 2.76%, underperforming the 5.78% gain of its sector benchmark, the MSCI® U.S. IM Energy 25/50 Index, but outpacing the broad-based S&P 500®. Relative to the sector benchmark, results were hurt by poor stock selection in both integrated oil/gas and oil/gas exploration and production, along with a significant overweighting in the weak oil/gas drilling segment. Among individual stocks, a sizable underweighting in strong-performing benchmark heavyweight Exxon Mobil was the biggest detractor, even though it was the fund's top absolute contributor and largest holding. Other relative detractors included overweightings in coal producer Alpha Natural Resources, which bought troubled Massey Energy in June, and drilling company Transocean, which continued to shoulder costs from the 2010 explosion of its Deepwater Horizon rig in the Gulf of Mexico. Conversely, the fund benefited from solid positioning in the oil/gas refining and marketing segment, an area that profited from a glut in North American oil production. The fund's top-three contributors saw stock price spikes due to mergers and acquisitions, including mid-continent refiners Holly and Frontier Oil, which combined in July, and coal firm Massey Energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Energy Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	13.4	14.4
Chevron Corp.	12.5	8.9
Schlumberger Ltd.	5.8	5.4
Occidental Petroleum Corp.	5.3	5.5
Hess Corp.	5.1	2.4
Ensco International Ltd. ADR	4.2	2.4
HollyFrontier Corp.	3.5	4.2
Marathon Oil Corp.	2.8	4.3
National Oilwell Varco, Inc.	2.7	3.7
Baker Hughes, Inc.	2.6	4.0
	57.9
Top Industries (% of fund's net assets)
As of September 30, 2011
Oil, Gas & Consumable Fuels 68.4%
Energy Equipment & Services 27.2%
Chemicals 1.0%
Construction & Engineering 0.8%
Metals & Mining 0.1%
All Others* 2.5%

As of March 31, 2011
Oil, Gas & Consumable Fuels 66.4%
Energy Equipment & Services 30.5%
Chemicals 1.1%
Construction & Engineering 1.0%
Metals & Mining 0.8%
All Others* 0.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Energy Central Fund

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CHEMICALS - 1.0%
Specialty Chemicals - 1.0%
LyondellBasell Industries NV Class A	275,959	$ 6,741,678
CONSTRUCTION & ENGINEERING - 0.8%
Construction & Engineering - 0.8%
Foster Wheeler AG (a)	91,488	1,627,572
Jacobs Engineering Group, Inc. (a)	125,656	4,057,432
		5,685,004
ENERGY EQUIPMENT & SERVICES - 27.2%
Oil & Gas Drilling - 10.0%
Discovery Offshore S.A. (a)(e)	319,600	476,422
Ensco International Ltd. ADR	696,194	28,147,123
Nabors Industries Ltd. (a)	95,000	1,164,700
Noble Corp.	347,230	10,191,201
Northern Offshore Ltd.	413,810	695,112
Ocean Rig UDW, Inc. (a)	214,300	3,246,645
Parker Drilling Co. (a)	492,944	2,164,024
Patterson-UTI Energy, Inc.	76,507	1,326,631
Rowan Companies, Inc. (a)	319,200	9,636,648
Transocean Ltd. (United States)	194,162	9,269,294
		66,317,800
Oil & Gas Equipment & Services - 17.2%
Baker Hughes, Inc.	370,474	17,101,080
Cal Dive International, Inc. (a)	175,579	335,356
Cameron International Corp. (a)	71,500	2,970,110
Compagnie Generale de Geophysique SA (a)	134,741	2,373,352
Core Laboratories NV	7,100	637,793
Dresser-Rand Group, Inc. (a)	55,800	2,261,574
Halliburton Co.	517,271	15,787,111
ION Geophysical Corp. (a)	82,700	391,171
Key Energy Services, Inc. (a)	135,500	1,285,895
National Oilwell Varco, Inc.	342,895	17,563,082
Oil States International, Inc. (a)	133,719	6,808,971
RPC, Inc.	35,300	576,096
Schlumberger Ltd.	638,127	38,115,326
Schoeller-Bleckmann Oilfield Equipment AG	25,061	1,737,931
Superior Energy Services, Inc. (a)	63,286	1,660,625
Common Stocks - continued
	Shares	Value
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Equipment & Services - continued
Weatherford International Ltd. (a)	274,095	$ 3,346,700
Willbros Group, Inc. (a)	161,782	674,631
		113,626,804
TOTAL ENERGY EQUIPMENT & SERVICES		179,944,604
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
Grande Cache Coal Corp. (a)	104,394	414,270
OIL, GAS & CONSUMABLE FUELS - 68.4%
Coal & Consumable Fuels - 1.4%
Alpha Natural Resources, Inc. (a)	518,758	9,176,829
Integrated Oil & Gas - 40.2%
Chevron Corp.	893,858	82,699,742
Exxon Mobil Corp.	1,221,993	88,753,345
Hess Corp.	647,501	33,967,902
Occidental Petroleum Corp.	494,227	35,337,231
Royal Dutch Shell PLC Class A sponsored ADR	188,883	11,620,082
Suncor Energy, Inc.	530,000	13,529,333
		265,907,635
Oil & Gas Exploration & Production - 14.2%
Anadarko Petroleum Corp.	115,812	7,301,947
Apache Corp.	129,212	10,367,971
Bankers Petroleum Ltd. (a)	437,000	1,459,029
Berry Petroleum Co. Class A	101,612	3,595,033
Brigham Exploration Co. (a)	60,000	1,515,600
Cabot Oil & Gas Corp.	13,300	823,403
Carrizo Oil & Gas, Inc. (a)	52,000	1,120,600
Chesapeake Energy Corp.	63,300	1,617,315
Clayton Williams Energy, Inc. (a)(d)	11,502	492,401
Comstock Resources, Inc. (a)	37,600	581,296
EV Energy Partners LP	71,351	5,114,440
EXCO Resources, Inc.	65,200	698,944
Gran Tierra Energy, Inc. (Canada) (a)	1,109,400	5,259,676
Marathon Oil Corp.	850,788	18,360,005
Newfield Exploration Co. (a)	92,882	3,686,487
Niko Resources Ltd.	16,400	675,368
Noble Energy, Inc.	97,996	6,938,117
Northern Oil & Gas, Inc. (a)	56,781	1,100,984
Common Stocks - continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Oil & Gas Exploration & Production - continued
Oasis Petroleum, Inc. (a)(d)	74,647	$ 1,666,868
Pacific Rubiales Energy Corp.	83,500	1,768,292
Painted Pony Petroleum Ltd. Class A (a)	111,800	1,169,938
Petroleum Development Corp. (a)	44,830	869,254
Petrominerales Ltd.	52,296	1,027,662
Pioneer Natural Resources Co.	117,200	7,708,244
SM Energy Co.	31,100	1,886,215
Stone Energy Corp. (a)	42,200	684,062
Talisman Energy, Inc.	162,900	2,001,481
Whiting Petroleum Corp. (a)	132,904	4,662,272
		94,152,904
Oil & Gas Refining & Marketing - 11.4%
CVR Energy, Inc. (a)	531,937	11,245,148
HollyFrontier Corp.	892,694	23,406,437
Keyera Corp.	37,200	1,611,066
Marathon Petroleum Corp.	511,344	13,836,969
Tesoro Corp. (a)	501,100	9,756,417
Valero Energy Corp.	708,800	12,602,464
Western Refining, Inc. (a)(d)	240,075	2,991,335
		75,449,836
Oil & Gas Storage & Transport - 1.2%
Atlas Energy LP	18,100	336,117
Atlas Pipeline Partners, LP	105,555	3,152,928
El Paso Corp.	136,000	2,377,280
Williams Companies, Inc.	97,451	2,371,957
		8,238,282
TOTAL OIL, GAS & CONSUMABLE FUELS		452,925,486
TOTAL COMMON STOCKS (Cost $752,177,297)		645,711,042
Convertible Bonds - 0.1%
Principal Amount
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
Semiconductors - 0.1%
SunPower Corp. 4.75% 4/15/14 (Cost $352,200)	$ 350,000	304,500
Money Market Funds - 3.1%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	16,441,792	$ 16,441,792
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	4,268,775	4,268,775
TOTAL MONEY MARKET FUNDS (Cost $20,710,567)		20,710,567
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $773,240,064)		666,726,109
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(4,664,731)
NET ASSETS - 100%		$ 662,061,378
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $476,422 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,553
Fidelity Securities Lending Cash Central Fund	35,929
Total	$ 43,482
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 645,711,042	$ 643,337,690	$ 2,373,352	$ -
Convertible Bonds	304,500	-	304,500	-
Money Market Funds	20,710,567	20,710,567	-	-
Total Investments in Securities:	$ 666,726,109	$ 664,048,257	$ 2,677,852	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	78.5%
United Kingdom	6.0%
Curacao	5.8%
Switzerland	3.6%
Canada	3.6%
Netherlands	1.1%
Others (Individually Less Than 1%)	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $4,044,563) - See accompanying schedule: Unaffiliated issuers (cost $752,529,497)	$ 646,015,542
Fidelity Central Funds (cost $20,710,567)	20,710,567
Total Investments (cost $773,240,064)		$ 666,726,109
Receivable for investments sold		4,622,839
Receivable for fund shares sold		322,482
Dividends receivable		514,316
Interest receivable		7,620
Distributions receivable from Fidelity Central Funds		2,339
Total assets		672,195,705

Liabilities
Payable for investments purchased	$ 5,650,748
Payable for fund shares redeemed	210,924
Other payables and accrued expenses	3,880
Collateral on securities loaned, at value	4,268,775
Total liabilities		10,134,327

Net Assets		$ 662,061,378
Net Assets consist of:
Paid in capital		$ 768,576,378
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(106,515,000)
Net Assets, for 6,583,042 shares outstanding		$ 662,061,378
Net Asset Value, offering price and redemption price per share ($662,061,378 ÷ 6,583,042 shares)		$ 100.57

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Energy Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 11,900,504
Interest		16,627
Income from Fidelity Central Funds (including $35,929 from security lending)		43,482
Total income		11,960,613

Expenses
Custodian fees and expenses	$ 27,745
Independent directors' compensation	4,151
Interest	533
Miscellaneous	16
Total expenses before reductions	32,445
Expense reductions	(4,151)	28,294
Net investment income (loss)		11,932,319
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	89,032,362
Foreign currency transactions	74,180
Total net realized gain (loss)		89,106,542
Change in net unrealized appreciation (depreciation) on: Investment securities	(92,805,769)
Assets and liabilities in foreign currencies	(1,030)
Total change in net unrealized appreciation (depreciation)		(92,806,799)
Net gain (loss)		(3,700,257)
Net increase (decrease) in net assets resulting from operations		$ 8,232,062

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,932,319	$ 6,648,065
Net realized gain (loss)	89,106,542	49,246,782
Change in net unrealized appreciation (depreciation)	(92,806,799)	(57,022,107)
Net increase (decrease) in net assets resulting from operations	8,232,062	(1,127,260)
Distributions to partners from net investment income	(11,831,368)	(6,522,609)
Affiliated share transactions Proceeds from sales of shares*	150,926,810	189,123,473
Reinvestment of distributions	11,831,110	6,522,449
Cost of shares redeemed	(112,758,899)	(148,271,994)
Net increase (decrease) in net assets resulting from share transactions	49,999,021	47,373,928
Total increase (decrease) in net assets	46,399,715	39,724,059

Net Assets
Beginning of period	615,661,663	575,937,604
End of period	$ 662,061,378	$ 615,661,663
Other Affiliated Information Shares
Sold	1,167,120	1,850,840
Issued in reinvestment of distributions	93,668	68,693
Redeemed	(874,855)	(1,532,797)
Net increase (decrease)	385,933	386,736

* Amount includes in-kind contributions for the year ended September 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 99.35	$ 99.12	$ 110.48	$ 140.47	$ 97.16
Income from Investment Operations
Net investment income (loss) B	1.93	1.25	.92	1.18	1.22 F
Net realized and unrealized gain (loss)	1.20	.17 G	(11.37)	(29.99)	43.31
Total from investment operations	3.13	1.42	(10.45)	(28.81)	44.53
Distributions to partners from net investment income	(1.91)	(1.19)	(.91)	(1.18)	(1.22)
Net asset value, end of period	$ 100.57	$ 99.35	$ 99.12	$ 110.48	$ 140.47
Total Return A	2.76%	1.49%	(9.19)%	(20.73)%	46.10%
Ratios to Average Net Assets C, H
Expenses before reductions	-% E	-% E	.01%	.01%	-% E
Expenses net of fee waivers, if any	-% E	-% E	.01%	.01%	-% E
Expenses net of all reductions	-% E	-% E	.01%	.01%	-% E
Net investment income (loss)	1.52%	1.26%	1.18%	.80%	1.05% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 662,061	$ 615,662	$ 575,938	$ 568,630	$ 740,091
Portfolio turnover rate D	102%	106% I	156%	108%	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a special dividend which amounted to $.13 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .94%.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity Financials Central Fund	-19.52%	-14.55%	-12.69%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Financials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from Benjamin Hesse, Portfolio Manager of Fidelity® Financials Central Fund: For the year, the fund returned -19.52%, lagging both the -14.33% return of its sector benchmark, the MSCI® U.S. IM Financials 25/50 Index, and the S&P 500®. Versus the MSCI index, stock picking within regional banks and a significant overweighting in the poorly performing investment banking/brokerage group detracted the most, followed by security selection in specialized finance, diversified banks and consumer finance. At the stock level, disappointments included Texas-based diversified bank Comerica, Southeast and Texas regional bank Regions Financial, and investment bank Morgan Stanley. Low interest rates and slow loan growth pressured shares of Comerica and Regions Financial, while Morgan Stanley's stock suffered from concern about the company's exposure to European sovereign debt. Conversely, security selection in data processing/outsourced services - a non-index group - aided relative performance, led by credit card processor MasterCard. Its shares benefited from a pickup in credit card usage, fewer defaults and a resolution regarding debit card swipe fees. Underweighting other diversified financial services, particularly Bank of America, also helped. Bank of America's stock was hurt by pending mortgage litigation and slow economic growth.

The views expressed above reflect those of the portfolio manager only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Financials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	5.0	4.9
BNP Paribas SA	5.0	0.0
Morgan Stanley	4.3	3.4
E*TRADE Financial Corp.	4.1	4.2
JPMorgan Chase & Co.	3.4	4.7
Deutsche Bank AG (NY Shares)	3.3	0.0
SLM Corp.	3.2	3.0
Fidelity National Financial, Inc. Class A	3.2	0.0
UBS AG (NY Shares)	3.2	0.0
AFLAC, Inc.	3.1	0.0
	37.8
Top Industries (% of fund's net assets)
As of September 30, 2011
Capital Markets 27.8%
Commercial Banks 20.4%
Diversified Financial Services 13.4%
Insurance 12.7%
Real Estate Investment Trusts 9.4%
All Others* 16.3%

As of March 31, 2011
Commercial Banks 31.5%
Capital Markets 28.1%
Diversified Financial Services 14.0%
IT Services 11.5%
Consumer Finance 6.8%
All Others* 8.1%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Financials Central Fund

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
CAPITAL MARKETS - 27.8%
Asset Management & Custody Banks - 3.6%
A.F.P. Provida SA sponsored ADR	1,700	$ 97,053
Affiliated Managers Group, Inc. (a)	2,329	181,778
Ameriprise Financial, Inc.	700	27,552
Apollo Global Management LLC Class A	545,141	5,582,244
Bank of New York Mellon Corp.	4,200	78,078
BlackRock, Inc. Class A	6,580	973,906
Franklin Resources, Inc.	107,387	10,270,493
Invesco Ltd.	584,201	9,060,958
Julius Baer Group Ltd.	5,820	197,125
Legg Mason, Inc.	7,538	193,802
Northern Trust Corp.	67,455	2,359,576
State Street Corp.	108,814	3,499,458
The Blackstone Group LP	8,100	97,038
		32,619,061
Diversified Capital Markets - 9.7%
Deutsche Bank AG	305,800	10,596,767
Deutsche Bank AG (NY Shares)	885,000	30,629,850
HFF, Inc. (a)	8,600	75,164
UBS AG (a)	1,615,810	18,482,559
UBS AG (NY Shares) (a)	2,528,300	28,898,469
		88,682,809
Investment Banking & Brokerage - 14.5%
Charles Schwab Corp.	7,700	86,779
E*TRADE Financial Corp. (a)	4,110,898	37,450,281
Evercore Partners, Inc. Class A	610,196	13,912,469
GFI Group, Inc.	2,193,008	8,815,892
Goldman Sachs Group, Inc.	16,686	1,577,661
Investment Technology Group, Inc. (a)	99,296	972,108
Jefferies Group, Inc.	6,426	79,747
Lazard Ltd. Class A	1,022,400	21,572,640
Macquarie Group Ltd.	3,431	74,233
MF Global Holdings Ltd. (a)	2,127,345	8,785,935
Morgan Stanley	2,940,085	39,691,148
		133,018,893
TOTAL CAPITAL MARKETS		254,320,763
COMMERCIAL BANKS - 20.4%
Diversified Banks - 10.9%
Banco ABC Brasil SA	1,600	8,055
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Diversified Banks - continued
Banco Bradesco SA (PN) sponsored ADR	318,200	$ 4,706,178
Banco de Chile sponsored ADR (d)	43,400	3,031,490
Banco Macro SA sponsored ADR	3,500	70,035
Banco Pine SA	1,500	8,533
Banco Pine SA rights 10/10/11	121	1
Banco Santander SA (Spain) sponsored ADR	100	804
Banco Santander SA (Brasil) ADR	25,000	183,000
BanColombia SA sponsored ADR	15,400	857,780
Bank of Baroda	31,345	490,483
Bank of Montreal	100	5,597
Barclays PLC sponsored ADR	17,100	167,238
BNP Paribas SA	1,130,014	45,495,482
Comerica, Inc.	626,812	14,397,872
CorpBanca SA sponsored ADR (d)	9,200	178,848
Credicorp Ltd. (NY Shares)	1,972	181,818
Credit Agricole SA	2,000	14,014
Grupo Financiero Galicia SA sponsored ADR	9,100	75,348
Guaranty Trust Bank PLC GDR (Reg. S)	47,100	190,755
HSBC Holdings PLC sponsored ADR	4,700	178,788
Industrial & Commercial Bank of China Ltd. (H Shares)	1,584,000	764,888
Itau Unibanco Banco Multiplo SA sponsored ADR (d)	771,700	11,976,784
KB Financial Group, Inc. ADR	22,011	721,080
National Australia Bank Ltd.	2,218	47,135
Nordea Bank AB	11,000	90,059
PT Bank Central Asia Tbk	119,500	103,574
Raiffeisen International Bank-Holding AG (d)	11,700	347,294
Standard Chartered PLC (United Kingdom)	22,344	448,533
Sumitomo Mitsui Financial Group, Inc.	18,900	532,553
Swedbank AB (A Shares)	71,600	798,986
The Jammu & Kashmir Bank Ltd.	64,545	1,053,291
The Toronto-Dominion Bank	66,100	4,703,233
U.S. Bancorp	84,200	1,982,068
UniCredit SpA	18,400	19,783
United Overseas Bank Ltd.	379,000	4,875,714
Wells Fargo & Co.	40,170	968,900
		99,675,994
Regional Banks - 9.5%
BancFirst Corp.	100	3,316
Banco Daycoval SA (PN)	2,100	9,490
Bancorp New Jersey, Inc.	800	7,608
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - continued
BancTrust Financial Group, Inc. (a)	274,450	$ 644,958
Bank of Hawaii Corp.	300	10,920
Bank of the Ozarks, Inc.	20,200	422,786
Bar Harbor Bankshares	100	2,776
BB&T Corp.	21,800	464,994
Boston Private Financial Holdings, Inc.	19,400	114,072
Bridge Capital Holdings	361,790	3,639,607
Canadian Western Bank, Edmonton	19,800	485,037
Cape Bancorp, Inc. (a)	11,000	77,770
Cascade Bancorp (a)(d)	7,575	44,162
Center Financial Corp. (a)	100	469
CIT Group, Inc. (a)	117,036	3,554,383
Citizens & Northern Corp.	4,400	65,384
City Holding Co.	3,600	97,164
City National Corp.	2,000	75,520
CNB Financial Corp., Pennsylvania	6,800	87,176
CoBiz, Inc.	1,499,230	6,701,558
Cullen/Frost Bankers, Inc.	1,100	50,446
Fifth Third Bancorp	18,600	187,860
First Business Finance Services, Inc.	1,700	27,098
First Commonwealth Financial Corp.	230,678	853,509
First Community Bancshares, Inc.	100	1,020
First Horizon National Corp.	12,200	72,712
First Interstate Bancsystem, Inc.	538,422	5,766,500
First Midwest Bancorp, Inc., Delaware	4,900	35,868
FNB Corp., Pennsylvania	98,273	842,200
Fulton Financial Corp.	100	765
Glacier Bancorp, Inc.	17,850	167,255
Hawthorn Bancshares, Inc.	104	752
Huntington Bancshares, Inc.	1,556,510	7,471,248
KeyCorp	2,406,700	14,271,731
Lakeland Bancorp, Inc.	164	1,282
M&T Bank Corp.	200	13,980
NBT Bancorp, Inc.	1,500	27,930
Northrim Bancorp, Inc.	19,554	378,370
Pacific Continental Corp.	26,382	187,048
PNC Financial Services Group, Inc.	4,274	205,964
PT Bank Tabungan Negara Tbk	14,486,500	1,969,990
Regions Financial Corp.	7,041,880	23,449,460
Sandy Spring Bancorp, Inc.	1,300	19,019
Savannah Bancorp, Inc. (a)	131,260	788,873
Common Stocks - continued
	Shares	Value
COMMERCIAL BANKS - CONTINUED
Regional Banks - continued
SunTrust Banks, Inc.	150,752	$ 2,705,998
Susquehanna Bancshares, Inc.	591,255	3,234,165
SVB Financial Group (a)	2,228	82,436
Synovus Financial Corp. (d)	139,733	149,514
TCF Financial Corp.	9,235	84,593
Texas Capital Bancshares, Inc. (a)	22,100	504,985
The Fauquier Bank	117	1,355
Umpqua Holdings Corp.	1,000	8,790
Valley National Bancorp (d)	44,492	471,170
Virginia Commerce Bancorp, Inc. (a)	5,400	31,698
Washington Trust Bancorp, Inc.	2,900	57,362
Webster Financial Corp.	225,600	3,451,680
Westamerica Bancorp.	500	19,160
Western Alliance Bancorp. (a)	491,830	2,695,228
Zions Bancorporation	5,300	74,571
		86,872,735
TOTAL COMMERCIAL BANKS		186,548,729
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Diversified Support Services - 0.0%
Intrum Justitia AB	8,400	103,709
CONSUMER FINANCE - 6.7%
Consumer Finance - 6.7%
Advance America Cash Advance Centers, Inc.	2,526,474	18,594,849
American Express Co.	4,552	204,385
Capital One Financial Corp.	49,700	1,969,611
DFC Global Corp. (a)	100	2,185
EZCORP, Inc. (non-vtg.) Class A (a)	231,300	6,601,302
First Cash Financial Services, Inc. (a)	43,336	1,817,945
Green Dot Corp. Class A (a)(d)	80,100	2,508,732
Nelnet, Inc. Class A	5,400	101,412
Netspend Holdings, Inc.	12,046	61,916
PT Clipan Finance Indonesia Tbk	2,956,000	139,159
SLM Corp.	2,369,831	29,504,396
		61,505,892
DIVERSIFIED CONSUMER SERVICES - 0.0%
Specialized Consumer Services - 0.0%
Sotheby's Class A (Ltd. vtg.)	6,420	176,999
Common Stocks - continued
	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 13.4%
Other Diversified Financial Services - 9.4%
Bank of America Corp.	1,488,586	$ 9,110,146
Citigroup, Inc.	1,790,275	45,866,843
JPMorgan Chase & Co.	1,016,979	30,631,407
		85,608,396
Specialized Finance - 4.0%
BM&F Bovespa SA	1,692,100	7,907,262
CME Group, Inc.	22,092	5,443,469
IntercontinentalExchange, Inc. (a)	725	85,739
Moody's Corp.	1,500	45,675
NewStar Financial, Inc. (a)	100	934
PHH Corp. (a)	1,451,862	23,345,941
		36,829,020
TOTAL DIVERSIFIED FINANCIAL SERVICES		122,437,416
ENERGY EQUIPMENT & SERVICES - 0.0%
Oil & Gas Equipment & Services - 0.0%
SBM Offshore NV	11,200	197,626
HOTELS, RESTAURANTS & LEISURE - 0.2%
Casinos & Gaming - 0.0%
MGM Mirage, Inc. (a)	9,045	84,028
Hotels, Resorts & Cruise Lines - 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	39,800	1,545,036
TOTAL HOTELS, RESTAURANTS & LEISURE		1,629,064
INDUSTRIAL CONGLOMERATES - 0.0%
Industrial Conglomerates - 0.0%
General Electric Co.	300	4,572
Keppel Corp. Ltd.	13,000	76,270
		80,842
INSURANCE - 12.7%
Life & Health Insurance - 4.5%
AFLAC, Inc.	799,515	27,943,049
Citizens, Inc. Class A (a)	17,300	110,893
CNO Financial Group, Inc. (a)	15,400	83,314
Delphi Financial Group, Inc. Class A	4,200	90,384
FBL Financial Group, Inc. Class A	3,800	101,156
Lincoln National Corp.	4,400	68,772
Common Stocks - continued
	Shares	Value
INSURANCE - CONTINUED
Life & Health Insurance - continued
MetLife, Inc.	340,413	$ 9,534,968
Phoenix Companies, Inc. (a)	46,700	56,974
Ping An Insurance Group Co. China Ltd. (H Shares)	11,500	64,299
Prudential Financial, Inc.	20,938	981,155
Resolution Ltd.	454,600	1,754,220
StanCorp Financial Group, Inc.	2,800	77,196
Symetra Financial Corp.	8,700	70,905
Torchmark Corp.	2,700	94,122
Unum Group	4,400	92,224
		41,123,631
Multi-Line Insurance - 0.3%
American International Group, Inc. (a)	4,100	89,995
Fairfax Financial Holdings Ltd. (sub. vtg.)	300	114,983
Genworth Financial, Inc. Class A (a)	15,400	88,396
Hartford Financial Services Group, Inc.	54,500	879,630
Loews Corp.	29,000	1,001,950
		2,174,954
Property & Casualty Insurance - 6.3%
ACE Ltd.	151,600	9,186,960
Allstate Corp.	4,000	94,760
Assured Guaranty Ltd.	3,900	42,861
Axis Capital Holdings Ltd.	36,500	946,810
Berkshire Hathaway, Inc. Class B (a)	67,904	4,823,900
Fidelity National Financial, Inc. Class A	1,911,848	29,021,853
First American Financial Corp.	91,300	1,168,640
RLI Corp.	200	12,716
The Travelers Companies, Inc.	700	34,111
W.R. Berkley Corp.	37,800	1,122,282
XL Group PLC Class A	610,604	11,479,355
		57,934,248
Reinsurance - 1.6%
Arch Capital Group Ltd. (a)	91,307	2,983,456
Montpelier Re Holdings Ltd.	6,100	107,848
Platinum Underwriters Holdings Ltd.	83,096	2,555,202
Validus Holdings Ltd.	365,531	9,109,033
		14,755,539
TOTAL INSURANCE		115,988,372
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
China Finance Online Co. Ltd. ADR (a)	623,583	$ 1,234,694
eBay, Inc. (a)	400	11,796
		1,246,490
IT SERVICES - 3.5%
Data Processing & Outsourced Services - 3.4%
Alliance Data Systems Corp. (a)	700	64,890
Cielo SA	41,900	933,339
Fidelity National Information Services, Inc.	55,791	1,356,837
Fiserv, Inc. (a)	79,087	4,015,247
MasterCard, Inc. Class A	38,696	12,272,823
Redecard SA	620,200	8,440,787
The Western Union Co.	12,700	194,183
Total System Services, Inc.	12,600	213,318
VeriFone Systems, Inc. (a)	84,629	2,963,708
Visa, Inc. Class A	2,040	174,869
		30,630,001
IT Consulting & Other Services - 0.1%
Accenture PLC Class A	1,900	100,092
Cognizant Technology Solutions Corp. Class A (a)	15,157	950,344
		1,050,436
TOTAL IT SERVICES		31,680,437
MEDIA - 0.0%
Publishing - 0.0%
McGraw-Hill Companies, Inc.	256	10,496
PROFESSIONAL SERVICES - 0.0%
Research & Consulting Services - 0.0%
Dun & Bradstreet Corp.	200	12,252
Equifax, Inc.	3,150	96,831
		109,083
REAL ESTATE INVESTMENT TRUSTS - 9.4%
Diversified REITs - 0.7%
American Assets Trust, Inc.	54,000	969,300
Colonial Properties Trust (SBI)	251,400	4,565,424
Vornado Realty Trust	6,500	485,030
		6,019,754
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Industrial REITs - 0.2%
DCT Industrial Trust, Inc.	346,600	$ 1,521,574
Prologis, Inc.	44	1,067
Stag Industrial, Inc.	9,800	99,960
		1,622,601
Mortgage REITs - 0.1%
American Capital Agency Corp.	3,400	92,140
American Capital Mortgage Investment Corp.	15,500	258,850
Annaly Capital Management, Inc.	10,500	174,615
		525,605
Office REITs - 2.3%
Boston Properties, Inc.	50,600	4,508,460
Corporate Office Properties Trust (SBI)	3,400	74,052
Douglas Emmett, Inc.	92,900	1,588,590
Highwoods Properties, Inc. (SBI)	204,500	5,779,170
Lexington Corporate Properties Trust (d)	1,448,488	9,473,112
MPG Office Trust, Inc. (a)(d)	45,800	96,638
		21,520,022
Residential REITs - 2.9%
American Campus Communities, Inc.	33,700	1,253,977
Apartment Investment & Management Co. Class A	246,049	5,442,604
AvalonBay Communities, Inc.	39,200	4,470,760
Camden Property Trust (SBI)	150,300	8,305,578
Campus Crest Communities, Inc.	10,000	108,800
Equity Lifestyle Properties, Inc.	100	6,270
Essex Property Trust, Inc.	1,800	216,072
Home Properties, Inc.	19,300	1,095,468
Post Properties, Inc.	91,900	3,192,606
UDR, Inc.	113,368	2,509,968
		26,602,103
Retail REITs - 0.6%
Federal Realty Investment Trust (SBI)	56,400	4,647,924
Kimco Realty Corp.	5,800	87,174
Simon Property Group, Inc.	8,376	921,192
		5,656,290
Specialized REITs - 2.6%
CubeSmart	113,600	969,008
HCP, Inc.	77,394	2,713,434
Host Hotels & Resorts, Inc.	7,500	82,050
Public Storage	78,696	8,762,800
Common Stocks - continued
	Shares	Value
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
Specialized REITs - continued
Strategic Hotel & Resorts, Inc. (a)	1,134,473	$ 4,889,579
Sunstone Hotel Investors, Inc. (a)	125,900	716,371
Ventas, Inc.	86,259	4,261,195
Weyerhaeuser Co.	121,500	1,889,325
		24,283,762
TOTAL REAL ESTATE INVESTMENT TRUSTS		86,230,137
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.9%
Diversified Real Estate Activities - 0.0%
Tejon Ranch Co. (a)	200	4,774
The St. Joe Co. (a)	600	8,994
		13,768
Real Estate Operating Companies - 0.3%
BR Malls Participacoes SA	6,000	61,276
Castellum AB	259,716	3,191,400
Thomas Properties Group, Inc. (a)	19,600	44,688
		3,297,364
Real Estate Services - 1.6%
CB Richard Ellis Group, Inc. Class A (a)	488,462	6,574,699
Jones Lang LaSalle, Inc.	151,496	7,849,008
		14,423,707
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		17,734,839
SOFTWARE - 0.0%
Application Software - 0.0%
EPIQ Systems, Inc.	300	3,759
Fair Isaac Corp.	800	17,464
		21,223
SPECIALTY RETAIL - 0.1%
Home Improvement Retail - 0.1%
Home Depot, Inc.	37,426	1,230,193
THRIFTS & MORTGAGE FINANCE - 0.1%
Thrifts & Mortgage Finance - 0.1%
Brookline Bancorp, Inc., Delaware	6,700	51,657
Carver Bancorp, Inc.	936	374
Cheviot Financial Corp.	88,335	760,564
Common Stocks - continued
	Shares	Value
THRIFTS & MORTGAGE FINANCE - CONTINUED
Thrifts & Mortgage Finance - continued
Fannie Mae (a)	85	$ 20
First Niagara Financial Group, Inc.	100	915
Flushing Financial Corp.	100	1,080
Hudson City Bancorp, Inc.	7,300	41,318
Meridian Interstate Bancorp, Inc. (a)	634	6,917
New York Community Bancorp, Inc.	100	1,190
Ocwen Financial Corp. (a)	100	1,321
People's United Financial, Inc.	9,062	103,307
ViewPoint Financial Group	100	1,145
Washington Mutual, Inc. (a)	276,828	20,209
		990,017
WIRELESS TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
American Tower Corp. Class A (a)	2,200	118,360
TOTAL COMMON STOCKS (Cost $1,058,413,243)		882,360,687
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 0.12% (b)	929	929
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	19,421,366	19,421,366
TOTAL MONEY MARKET FUNDS (Cost $19,422,295)		19,422,295
TOTAL INVESTMENT PORTFOLIO - 98.4% (Cost $1,077,835,538)		901,782,982
NET OTHER ASSETS (LIABILITIES) - 1.6%		14,232,144
NET ASSETS - 100%		$ 916,015,126
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 45,431
Fidelity Securities Lending Cash Central Fund	88,758
Total	$ 134,189
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 882,360,687	$ 843,089,772	$ 39,270,915	$ -
Money Market Funds	19,422,295	19,422,295	-	-
Total Investments in Securities:	$ 901,782,982	$ 862,512,067	$ 39,270,915	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	71.0%
Switzerland	6.3%
Bermuda	5.0%
France	5.0%
Germany	4.5%
Brazil	3.7%
Ireland	1.3%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $18,233,927) - See accompanying schedule: Unaffiliated issuers (cost $1,058,413,243)	$ 882,360,687
Fidelity Central Funds (cost $19,422,295)	19,422,295
Total Investments (cost $1,077,835,538)		$ 901,782,982
Receivable for investments sold		92,084,888
Receivable for fund shares sold		437,296
Dividends receivable		1,468,311
Distributions receivable from Fidelity Central Funds		10,498
Other receivables		3,367
Total assets		995,787,342

Liabilities
Payable for investments purchased	$ 46,251,637
Payable for fund shares redeemed	1,277,351
Notes payable to affiliates	12,807,319
Other payables and accrued expenses	14,543
Collateral on securities loaned, at value	19,421,366
Total liabilities		79,772,216

Net Assets		$ 916,015,126
Net Assets consist of:
Paid in capital		$ 1,092,075,458
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(176,060,332)
Net Assets, for 20,645,696 shares outstanding		$ 916,015,126
Net Asset Value, offering price and redemption price per share ($916,015,126 ÷ 20,645,696 shares)		$ 44.37

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Financials Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 14,119,924
Interest		189
Income from Fidelity Central Funds (including $88,758 from security lending)		134,189
Total income		14,254,302

Expenses
Custodian fees and expenses	$ 79,984
Independent directors' compensation	6,063
Interest	845
Miscellaneous	16
Total expenses before reductions	86,908
Expense reductions	(6,063)	80,845
Net investment income (loss)		14,173,457
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(119,380,080)
Investment not meeting investment restrictions	839
Foreign currency transactions	(1,639,194)
Total net realized gain (loss)		(121,018,435)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $16,821)	(122,794,009)
Assets and liabilities in foreign currencies	(15,740)
Total change in net unrealized appreciation (depreciation)		(122,809,749)
Net gain (loss)		(243,828,184)
Net increase (decrease) in net assets resulting from operations		$ (229,654,727)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 14,173,457	$ 7,609,849
Net realized gain (loss)	(121,018,435)	107,942,303
Change in net unrealized appreciation (depreciation)	(122,809,749)	(155,568,857)
Net increase (decrease) in net assets resulting from operations	(229,654,727)	(40,016,705)
Distributions to partners from net investment income	(11,331,190)	(7,446,018)
Affiliated share transactions Proceeds from sales of shares*	228,262,066	454,823,652
Reinvestment of distributions	11,331,046	7,445,881
Cost of shares redeemed	(129,021,076)	(140,421,227)
Net increase (decrease) in net assets resulting from share transactions	110,572,036	321,848,306
Total increase (decrease) in net assets	(130,413,881)	274,385,583

Net Assets
Beginning of period	1,046,429,007	772,043,424
End of period	$ 916,015,126	$ 1,046,429,007
Other Affiliated Information Shares
Sold	3,957,216	7,854,639
Issued in reinvestment of distributions	210,709	130,561
Redeemed	(2,303,592)	(2,470,928)
Net increase (decrease)	1,864,333	5,514,272

* Amount includes in-kind contributions for the year ended September 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 55.72	$ 58.19	$ 65.86	$ 110.86	$ 107.96
Income from Investment Operations
Net investment income (loss) C	.72	.56	1.34	2.54	2.56
Net realized and unrealized gain (loss)	(11.50)	(2.49)	(7.75)	(44.85)	2.87
Total from investment operations	(10.78)	(1.93)	(6.41)	(42.31)	5.43
Distributions to partners from net investment income	(.57)	(.54)	(1.26)	(2.69)	(2.53)
Net asset value, end of period	$ 44.37	$ 55.72	$ 58.19	$ 65.86	$ 110.86
Total Return B	(19.52)%	(3.34)%	(9.08)%	(38.65)%	5.01%
Ratios to Average Net Assets D, G
Expenses before reductions	.01%	.01%	.01%	-% F	-% F
Expenses net of fee waivers, if any	.01%	.01%	.01%	-% F	-% F
Expenses net of all reductions	.01%	.01%	.01%	-% F	-% F
Net investment income (loss)	1.26%	.96%	2.91%	2.96%	2.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 916,015	$ 1,046,429	$ 772,043	$ 829,107	$ 1,324,911
Portfolio turnover rate E	325%	271% A	308%	53%	35%

A Portfolio turnover rate excludes securities received or delivered in-kind.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity Health Care Central Fund	10.44%	4.09%	5.20%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Health Care Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from Edward Yoon, Portfolio Manager of Fidelity® Health Care Central Fund: For the year, the fund gained 10.44%, solidly outpacing both the MSCI® U.S. IM Health Care 25/50 Index, which rose 5.97%, and the S&P 500®. The fund's outperformance of the MSCI index was largely driven by outstanding security selection, especially in pharmaceuticals. Overweighting life science tools/services and positioning in biotechnology also contributed. Stock choices in health care equipment and health care services helped, but overweightings in both groups, which lagged, limited our upside. Conversely, the biggest drags on performance came from an underweighting in managed health care and stock picking in Internet software/services. Among individual stocks, contributors included an out-of-index investment in Valeant Pharmaceuticals International, a Canadian company that made several effective acquisitions during the period. A sizable stake in Illumina, which develops genetic analysis technology, provided a strong lift early in the period. In biotech, the fund benefited from Alexion Pharmaceuticals, which launched a drug to treat a rare blood disorder. Stocks that hurt performance included pharmacy benefit manager Express Scripts, online medical information source WebMD Health (not in the index) and medical device maker Boston Scientific.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Health Care Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	6.5	1.5
Covidien PLC	5.6	5.8
Baxter International, Inc.	5.2	2.5
Sanofi-aventis sponsored ADR	3.0	0.0
BioMarin Pharmaceutical, Inc.	2.8	1.5
WellPoint, Inc.	2.8	0.0
UnitedHealth Group, Inc.	2.5	1.5
Boston Scientific Corp.	2.5	1.6
Merck & Co., Inc.	2.4	2.8
Express Scripts, Inc.	2.4	1.3
	35.7
Top Industries (% of fund's net assets)
As of September 30, 2011
Health Care Equipment & Supplies 24.2%
Biotechnology 21.8%
Health Care Providers & Services 20.6%
Pharmaceuticals 16.2%
Life Sciences Tools & Services 2.1%
All Others* 15.1%

As of March 31, 2011
Health Care Providers & Services 24.7%
Biotechnology 20.9%
Health Care Equipment & Supplies 20.7%
Life Sciences Tools & Services 13.5%
Pharmaceuticals 12.9%
All Others* 7.3%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Health Care Central Fund

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
BIOTECHNOLOGY - 21.8%
Biotechnology - 21.8%
Achillion Pharmaceuticals, Inc. (a)	336,700	$ 1,589,224
Acorda Therapeutics, Inc. (a)	227,619	4,543,275
Alexion Pharmaceuticals, Inc. (a)	244,924	15,689,831
AMAG Pharmaceuticals, Inc. (a)	64,100	946,116
Amgen, Inc.	859,346	47,221,061
Anthera Pharmaceuticals, Inc. (a)	263,200	1,255,464
Ardea Biosciences, Inc. (a)	297,400	4,645,388
ARIAD Pharmaceuticals, Inc. (a)	600,600	5,279,274
AVEO Pharmaceuticals, Inc. (a)	89,000	1,369,710
AVEO Pharmaceuticals, Inc.	51,392	790,923
Biogen Idec, Inc. (a)	129,159	12,031,161
BioMarin Pharmaceutical, Inc. (a)	637,569	20,319,324
Chelsea Therapeutics International Ltd. (a)	343,638	1,254,279
Dynavax Technologies Corp. (a)	1,144,067	2,127,965
Gilead Sciences, Inc. (a)	176,169	6,835,357
Human Genome Sciences, Inc. (a)	186,587	2,367,789
Idenix Pharmaceuticals, Inc. (a)	296,300	1,478,537
Inhibitex, Inc. (a)	424,800	1,045,008
Medivir AB (B Shares) (a)	163,500	2,173,442
Neurocrine Biosciences, Inc. (a)	291,082	1,740,670
NPS Pharmaceuticals, Inc. (a)	371,800	2,420,418
ONYX Pharmaceuticals, Inc. (a)	113,000	3,391,130
Seattle Genetics, Inc. (a)(d)	140,917	2,685,878
Targacept, Inc. (a)	204,400	3,066,000
Theravance, Inc. (a)(d)	274,100	5,520,374
United Therapeutics Corp. (a)	117,444	4,402,976
YM Biosciences, Inc. (a)	680,800	1,253,405
		157,443,979
DIVERSIFIED CONSUMER SERVICES - 0.5%
Specialized Consumer Services - 0.5%
Carriage Services, Inc.	366,500	2,162,350
Stewart Enterprises, Inc. Class A	253,720	1,509,634
		3,671,984
FOOD & STAPLES RETAILING - 1.7%
Drug Retail - 1.7%
CVS Caremark Corp.	254,500	8,546,110
Drogasil SA	669,200	4,002,392
		12,548,502
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - 24.2%
Health Care Equipment - 22.0%
Baxter International, Inc.	672,520	$ 37,755,273
Boston Scientific Corp. (a)	3,024,989	17,877,685
C. R. Bard, Inc.	127,211	11,136,051
China Kanghui Holdings sponsored ADR (a)	82,400	1,606,800
Conceptus, Inc. (a)	263,000	2,753,610
CONMED Corp. (a)	41,500	954,915
Covidien PLC	918,026	40,484,947
Cyberonics, Inc. (a)	117,480	3,324,684
Edwards Lifesciences Corp. (a)	142,087	10,127,961
HeartWare International, Inc. (a)(d)	53,900	3,471,699
Integra LifeSciences Holdings Corp. (a)	74,699	2,671,983
Masimo Corp.	234,893	5,085,433
Opto Circuits India Ltd.	289,857	1,302,999
Orthofix International NV (a)	78,300	2,702,133
SonoSite, Inc. (a)	37,812	1,147,216
William Demant Holding A/S (a)	43,538	3,284,955
Wright Medical Group, Inc. (a)	215,300	3,849,564
Zimmer Holdings, Inc. (a)	176,200	9,426,700
		158,964,608
Health Care Supplies - 2.2%
Endologix, Inc. (a)	317,200	3,184,688
The Cooper Companies, Inc.	164,974	13,057,692
		16,242,380
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		175,206,988
HEALTH CARE PROVIDERS & SERVICES - 20.6%
Health Care Distributors & Services - 1.9%
Amplifon SpA	455,229	2,248,150
McKesson Corp.	156,630	11,387,001
		13,635,151
Health Care Facilities - 1.6%
Emeritus Corp. (a)	169,551	2,390,669
Hanger Orthopedic Group, Inc. (a)	156,577	2,957,740
HealthSouth Corp. (a)	228,000	3,404,040
LCA-Vision, Inc. (a)	312,500	668,750
Sunrise Senior Living, Inc. (a)	462,930	2,143,366
		11,564,565
Common Stocks - continued
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - CONTINUED
Health Care Services - 10.5%
Accretive Health, Inc. (a)	195,745	$ 4,155,666
Express Scripts, Inc. (a)	465,724	17,264,389
Fresenius Medical Care AG & Co. KGaA	111,200	7,543,996
HMS Holdings Corp. (a)	8,100	197,559
Laboratory Corp. of America Holdings (a)	97,900	7,738,995
Medco Health Solutions, Inc. (a)	274,027	12,849,126
MEDNAX, Inc. (a)	156,600	9,809,424
Omnicare, Inc.	487,000	12,384,410
Team Health Holdings, Inc. (a)	274,075	4,500,312
		76,443,877
Managed Health Care - 6.6%
Humana, Inc.	133,100	9,680,363
UnitedHealth Group, Inc.	387,800	17,885,336
WellPoint, Inc.	309,308	20,191,626
		47,757,325
TOTAL HEALTH CARE PROVIDERS & SERVICES		149,400,918
HEALTH CARE TECHNOLOGY - 1.6%
Health Care Technology - 1.6%
Allscripts-Misys Healthcare Solutions, Inc. (a)	215,328	3,880,211
athenahealth, Inc. (a)	103,437	6,159,673
Epocrates, Inc. (a)	133,000	1,198,330
		11,238,214
INTERNET SOFTWARE & SERVICES - 0.8%
Internet Software & Services - 0.8%
WebMD Health Corp. (a)	195,775	5,902,616
LIFE SCIENCES TOOLS & SERVICES - 2.1%
Life Sciences Tools & Services - 2.1%
Bruker BioSciences Corp. (a)	254,500	3,443,385
Illumina, Inc. (a)(d)	109,652	4,486,960
Sequenom, Inc. (a)(d)	859,000	4,372,310
Thermo Fisher Scientific, Inc. (a)	49,300	2,496,552
		14,799,207
PERSONAL PRODUCTS - 0.3%
Personal Products - 0.3%
Prestige Brands Holdings, Inc. (a)	248,200	2,246,210
Common Stocks - continued
	Shares	Value
PHARMACEUTICALS - 16.1%
Pharmaceuticals - 16.1%
Bristol-Myers Squibb Co.	186,700	$ 5,858,646
Cardiome Pharma Corp. (a)	390,500	1,333,578
Columbia Laboratories, Inc. (a)	389,800	760,110
Elan Corp. PLC sponsored ADR (a)	459,100	4,834,323
Eli Lilly & Co.	428,000	15,823,160
Meda AB (A Shares)	240,600	2,216,938
Medicis Pharmaceutical Corp. Class A	117,500	4,286,400
Merck & Co., Inc.	543,004	17,761,661
Optimer Pharmaceuticals, Inc. (a)(d)	195,774	2,709,512
Pfizer, Inc.	391,488	6,921,508
Sanofi-aventis sponsored ADR (d)	656,550	21,534,840
Shire PLC sponsored ADR	152,200	14,296,146
Valeant Pharmaceuticals International, Inc. (Canada)	371,098	13,827,233
Watson Pharmaceuticals, Inc. (a)	52,700	3,596,775
XenoPort, Inc. (a)	183,200	1,080,880
		116,841,710
PROFESSIONAL SERVICES - 0.6%
Research & Consulting Services - 0.6%
Qualicorp SA	568,000	4,227,539
SOFTWARE - 1.1%
Application Software - 1.1%
Nuance Communications, Inc. (a)	391,500	7,970,940
TOTAL COMMON STOCKS (Cost $636,231,002)		661,498,807
Convertible Preferred Stocks - 0.1%

PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
Merrimack Pharmaceuticals, Inc. Series G (e) (Cost $867,181)	123,883	867,181
Money Market Funds - 13.2%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	79,476,868	$ 79,476,868
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	15,962,625	15,962,625
TOTAL MONEY MARKET FUNDS (Cost $95,439,493)		95,439,493
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $732,537,676)		757,805,481
NET OTHER ASSETS (LIABILITIES) - (4.7)%		(33,964,302)
NET ASSETS - 100%		$ 723,841,179
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $867,181 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Merrimack Pharmaceuticals, Inc. Series G	3/31/11	$ 867,181
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 30,514
Fidelity Securities Lending Cash Central Fund	209,975
Total	$ 240,489
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 661,498,807	$ 652,651,812	$ 8,846,995	$ -
Convertible Preferred Stocks	867,181	-	-	867,181
Money Market Funds	95,439,493	95,439,493	-	-
Total Investments in Securities:	$ 757,805,481	$ 748,091,305	$ 8,846,995	$ 867,181
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	867,181
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 867,181
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.6%
Ireland	6.3%
France	3.0%
Canada	2.3%
Bailiwick of Jersey	2.0%
Brazil	1.1%
Germany	1.0%
Others (Individually Less Than 1%)	1.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $15,094,632) - See accompanying schedule: Unaffiliated issuers (cost $637,098,183)	$ 662,365,988
Fidelity Central Funds (cost $95,439,493)	95,439,493
Total Investments (cost $732,537,676)		$ 757,805,481
Receivable for investments sold		6,702,137
Receivable for fund shares sold		353,953
Dividends receivable		685,702
Distributions receivable from Fidelity Central Funds		10,195
Total assets		765,557,468

Liabilities
Payable for investments purchased	$ 25,513,020
Payable for fund shares redeemed	233,254
Other payables and accrued expenses	7,390
Collateral on securities loaned, at value	15,962,625
Total liabilities		41,716,289

Net Assets		$ 723,841,179
Net Assets consist of:
Paid in capital		$ 698,546,722
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,294,457
Net Assets, for 5,877,890 shares outstanding		$ 723,841,179
Net Asset Value, offering price and redemption price per share ($723,841,179 ÷ 5,877,890 shares)		$ 123.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Health Care Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 3,482,536
Special dividends		821,524
Interest		699
Income from Fidelity Central Funds (including $209,975 from security lending)		240,489
Total income		4,545,248

Expenses
Custodian fees and expenses	$ 43,666
Independent directors' compensation	4,000
Interest	1,406
Miscellaneous	16
Total expenses before reductions	49,088
Expense reductions	(4,004)	45,084
Net investment income (loss)		4,500,164
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	132,356,595
Foreign currency transactions	(193,433)
Total net realized gain (loss)		132,163,162
Change in net unrealized appreciation (depreciation) on: Investment securities	(68,540,221)
Assets and liabilities in foreign currencies	7,983
Total change in net unrealized appreciation (depreciation)		(68,532,238)
Net gain (loss)		63,630,924
Net increase (decrease) in net assets resulting from operations		$ 68,131,088

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,500,164	$ 5,997,345
Net realized gain (loss)	132,163,162	43,102,564
Change in net unrealized appreciation (depreciation)	(68,532,238)	13,312,609
Net increase (decrease) in net assets resulting from operations	68,131,088	62,412,518
Distributions to partners from net investment income	(5,348,446)	(4,838,109)
Affiliated share transactions Proceeds from sales of shares*	131,370,376	193,125,460
Reinvestment of distributions	5,348,338	4,838,009
Cost of shares redeemed	(176,074,614)	(226,717,349)
Net increase (decrease) in net assets resulting from share transactions	(39,355,900)	(28,753,880)
Total increase (decrease) in net assets	23,426,742	28,820,529

Net Assets
Beginning of period	700,414,437	671,593,908
End of period	$ 723,841,179	$ 700,414,437
Other Affiliated Information Shares
Sold	970,049	1,735,631
Issued in reinvestment of distributions	41,715	44,794
Redeemed	(1,370,316)	(2,193,429)
Net increase (decrease)	(358,552)	(413,004)

* Amount includes in-kind contributions for the year ended September 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 112.31	$ 101.00	$ 99.61	$ 119.65	$ 106.16
Income from Investment Operations
Net investment income (loss) C	.79 F	1.06 G	1.15	1.13	1.41
Net realized and unrealized gain (loss)	10.97	11.10	1.39	(20.05)	13.52
Total from investment operations	11.76	12.16	2.54	(18.92)	14.93
Distributions to partners from net investment income	(.92)	(.85)	(1.15)	(1.12)	(1.44)
Net asset value, end of period	$ 123.15	$ 112.31	$ 101.00	$ 99.61	$ 119.65
Total Return B	10.44%	12.08%	2.81%	(15.90)%	14.18%
Ratios to Average Net Assets D, H
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	.60% F	.98% G	1.36%	1.01%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 723,841	$ 700,414	$ 671,594	$ 668,173	$ 800,102
Portfolio turnover rate E	138%	104% A	185%	137%	113%

A Portfolio turnover rate excludes securities received or delivered in-kind.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Investment income per share reflects a special dividend which amounted to $.17 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .82%.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity Industrials Central Fund	-3.60%	3.62%	4.84%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Industrials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Industrials Central Fund: For the year, the fund returned -3.60%, topping the -5.01% result of the MSCI® U.S. IM Industrials 25/50 Index, but trailing the S&P 500®. Versus the MSCI index, the fund was aided the most by security selection in aerospace/defense, as well as favorable positioning in construction and farm machinery/heavy trucks and airlines. The fund's top relative contributor was aerospace components manufacturer Goodrich, which soared in mid-September after receiving a lucrative takeover bid. Another contributor was construction/mining equipment maker Caterpillar - mainly because I significantly reduced the position during the late spring and early summer, when the stock performed poorly, and sold it completely in August. Not owning package delivery provider and weak-performing index component FedEx also helped. Conversely, my picks in industrial machinery meaningfully hampered performance. At the stock level, construction/engineering firm Foster Wheeler was a detractor, as the stock struggled amid investors' fears about slowing global economic growth. GrafTech International, a maker of graphite electrodes, detracted, due to downward revisions in its earnings outlook and poor timing on my part. Flowserve, a maker of flow control systems, declined sharply as the economic outlook grew cloudier.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Industrials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	13.4	13.0
United Technologies Corp.	6.7	5.9
Union Pacific Corp.	5.1	3.8
United Parcel Service, Inc. Class B	4.1	0.0
Danaher Corp.	3.9	3.2
Emerson Electric Co.	3.9	3.2
Ingersoll-Rand Co. Ltd.	3.5	2.4
Honeywell International, Inc.	3.3	3.8
Cummins, Inc.	2.8	2.5
Tyco International Ltd.	2.7	2.0
	49.4
Top Industries (% of fund's net assets)
As of September 30, 2011
Industrial Conglomerates 23.3%
Aerospace & Defense 20.2%
Machinery 14.4%
Electrical Equipment 12.2%
Air Freight & Logistics 5.7%
All Others* 24.2%

As of March 31, 2011
Aerospace & Defense 22.2%
Machinery 21.8%
Industrial Conglomerates 17.4%
Electrical Equipment 9.8%
Road & Rail 8.2%
All Others* 20.6%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Industrials Central Fund

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
AEROSPACE & DEFENSE - 20.2%
Aerospace & Defense - 20.2%
Esterline Technologies Corp. (a)	112,892	$ 5,852,321
Goodrich Corp.	58,778	7,093,329
Honeywell International, Inc.	469,000	20,593,790
Precision Castparts Corp.	74,622	11,600,736
Rockwell Collins, Inc.	229,993	12,134,431
Textron, Inc.	856,836	15,114,587
The Boeing Co.	209,083	12,651,612
United Technologies Corp.	594,451	41,825,572
		126,866,378
AIR FREIGHT & LOGISTICS - 5.7%
Air Freight & Logistics - 5.7%
C.H. Robinson Worldwide, Inc.	103,270	7,070,897
United Parcel Service, Inc. Class B	405,600	25,613,640
UTI Worldwide, Inc.	228,060	2,973,902
		35,658,439
AIRLINES - 0.3%
Airlines - 0.3%
Copa Holdings SA Class A	25,800	1,580,766
AUTO COMPONENTS - 0.5%
Auto Parts & Equipment - 0.5%
TRW Automotive Holdings Corp. (a)	103,357	3,382,875
BUILDING PRODUCTS - 1.6%
Building Products - 1.6%
Armstrong World Industries, Inc.	117,489	4,046,321
Owens Corning (a)	264,280	5,729,590
		9,775,911
COMMERCIAL SERVICES & SUPPLIES - 3.0%
Diversified Support Services - 0.5%
Ritchie Brothers Auctioneers, Inc. (d)	166,200	3,355,578
Environmental & Facility Services - 2.0%
Republic Services, Inc.	443,559	12,446,266
Office Services & Supplies - 0.5%
Mine Safety Appliances Co.	121,642	3,279,468
TOTAL COMMERCIAL SERVICES & SUPPLIES		19,081,312
Common Stocks - continued
	Shares	Value
CONSTRUCTION & ENGINEERING - 5.2%
Construction & Engineering - 5.2%
AECOM Technology Corp. (a)	223,566	$ 3,950,411
EMCOR Group, Inc.	357,316	7,264,234
Fluor Corp.	63,729	2,966,585
Foster Wheeler AG (a)	412,001	7,329,498
Jacobs Engineering Group, Inc. (a)	156,172	5,042,794
Quanta Services, Inc. (a)	318,000	5,975,220
		32,528,742
ELECTRICAL EQUIPMENT - 12.0%
Electrical Components & Equipment - 11.7%
AMETEK, Inc.	216,975	7,153,666
Cooper Industries PLC Class A	215,276	9,928,529
Emerson Electric Co.	586,743	24,238,353
General Cable Corp. (a)	42,600	994,710
GrafTech International Ltd. (a)	481,060	6,109,462
Polypore International, Inc. (a)	48,800	2,758,176
Prysmian SpA	472,300	6,277,252
Regal-Beloit Corp.	142,845	6,482,306
Roper Industries, Inc.	138,000	9,509,580
		73,452,034
Heavy Electrical Equipment - 0.3%
Alstom SA	46,993	1,566,160
TOTAL ELECTRICAL EQUIPMENT		75,018,194
INDUSTRIAL CONGLOMERATES - 23.3%
Industrial Conglomerates - 23.3%
3M Co.	232,908	16,720,465
Carlisle Companies, Inc.	124,604	3,972,376
Danaher Corp.	579,672	24,311,444
General Electric Co.	5,541,229	84,448,331
Tyco International Ltd.	417,499	17,013,084
		146,465,700
MACHINERY - 14.4%
Construction & Farm Machinery & Heavy Trucks - 4.6%
Cummins, Inc.	217,620	17,770,849
Fiat Industrial SpA (a)	385,300	2,924,414
Jain Irrigation Systems Ltd.	1,468,394	4,543,528
Common Stocks - continued
	Shares	Value
MACHINERY - CONTINUED
Construction & Farm Machinery & Heavy Trucks - continued
Sauer-Danfoss, Inc. (a)	62,024	$ 1,792,494
WABCO Holdings, Inc. (a)	43,100	1,631,766
		28,663,051
Industrial Machinery - 9.8%
Actuant Corp. Class A	261,670	5,167,983
Charter International PLC	43,100	582,843
Flowserve Corp.	107,700	7,969,800
Graco, Inc.	132,700	4,530,378
Harsco Corp.	42,900	831,831
Ingersoll-Rand Co. Ltd.	770,358	21,639,356
Pall Corp.	138,300	5,863,920
Parker Hannifin Corp.	102,200	6,451,886
SPX Corp.	119,600	5,419,076
TriMas Corp. (a)	228,141	3,387,894
		61,844,967
TOTAL MACHINERY		90,508,018
PROFESSIONAL SERVICES - 3.8%
Human Resource & Employment Services - 2.3%
Kforce, Inc. (a)	528,137	5,181,024
Manpower, Inc.	57,800	1,943,236
Robert Half International, Inc.	97,200	2,062,584
Towers Watson & Co.	84,237	5,035,688
		14,222,532
Research & Consulting Services - 1.5%
Bureau Veritas SA	22,600	1,639,937
IHS, Inc. Class A (a)	107,567	8,047,087
		9,687,024
TOTAL PROFESSIONAL SERVICES		23,909,556
ROAD & RAIL - 5.1%
Railroads - 5.1%
Union Pacific Corp.	392,741	32,075,157
TRADING COMPANIES & DISTRIBUTORS - 2.9%
Trading Companies & Distributors - 2.9%
Beacon Roofing Supply, Inc. (a)	73,500	1,175,265
Mills Estruturas e Servicos de Engenharia SA	385,400	3,954,397
Common Stocks - continued
	Shares	Value
TRADING COMPANIES & DISTRIBUTORS - CONTINUED
Trading Companies & Distributors - continued
Rush Enterprises, Inc. Class A (a)	341,057	$ 4,829,367
W.W. Grainger, Inc.	39,809	5,953,038
WESCO International, Inc. (a)	71,554	2,400,637
		18,312,704
TOTAL COMMON STOCKS (Cost $694,694,636)		615,163,752
Convertible Bonds - 0.2%
Principal Amount
ELECTRICAL EQUIPMENT - 0.2%
Electrical Components & Equipment - 0.2%
Aspen Aerogels, Inc. 8% 6/1/14 (e) (Cost $1,529,582)	$ 1,529,582	1,529,582
Money Market Funds - 2.6%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	14,360,439	14,360,439
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	1,757,700	1,757,700
TOTAL MONEY MARKET FUNDS (Cost $16,118,139)		16,118,139
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $712,342,357)		632,811,473
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(5,042,256)
NET ASSETS - 100%		$ 627,769,217
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,529,582 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/14/11	$ 1,529,582
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,452
Fidelity Securities Lending Cash Central Fund	58,665
Total	$ 71,117
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 615,163,752	$ 610,620,224	$ 4,543,528	$ -
Convertible Bonds	1,529,582	-	-	1,529,582
Money Market Funds	16,118,139	16,118,139	-	-
Total Investments in Securities:	$ 632,811,473	$ 626,738,363	$ 4,543,528	$ 1,529,582
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	1,529,582
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,529,582
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.3%
Ireland	5.1%
Switzerland	3.9%
Italy	1.5%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $1,689,903) - See accompanying schedule: Unaffiliated issuers (cost $696,224,218)	$ 616,693,334
Fidelity Central Funds (cost $16,118,139)	16,118,139
Total Investments (cost $712,342,357)		$ 632,811,473
Receivable for investments sold		14,311,273
Receivable for fund shares sold		295,392
Dividends receivable		1,613,509
Interest receivable		36,030
Distributions receivable from Fidelity Central Funds		4,000
Total assets		649,071,677

Liabilities
Payable for investments purchased	$ 19,342,067
Payable for fund shares redeemed	195,735
Other payables and accrued expenses	6,958
Collateral on securities loaned, at value	1,757,700
Total liabilities		21,302,460

Net Assets		$ 627,769,217
Net Assets consist of:
Paid in capital		$ 707,291,941
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(79,522,724)
Net Assets, for 5,345,680 shares outstanding		$ 627,769,217
Net Asset Value, offering price and redemption price per share ($627,769,217 ÷ 5,345,680 shares)		$ 117.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 11,388,877
Interest		36,030
Income from Fidelity Central Funds (including $58,665 from security lending)		71,117
Total income		11,496,024

Expenses
Custodian fees and expenses	$ 52,178
Independent directors' compensation	3,928
Interest	365
Miscellaneous	16
Total expenses before reductions	56,487
Expense reductions	(3,928)	52,559
Net investment income (loss)		11,443,465
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	91,756,987
Foreign currency transactions	(105,023)
Total net realized gain (loss)		91,651,964
Change in net unrealized appreciation (depreciation) on: Investment securities	(125,230,309)
Assets and liabilities in foreign currencies	4,089
Total change in net unrealized appreciation (depreciation)		(125,226,220)
Net gain (loss)		(33,574,256)
Net increase (decrease) in net assets resulting from operations		$ (22,130,791)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Industrials Central Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,443,465	$ 8,008,698
Net realized gain (loss)	91,651,964	102,221,878
Change in net unrealized appreciation (depreciation)	(125,226,220)	(2,776,387)
Net increase (decrease) in net assets resulting from operations	(22,130,791)	107,454,189
Distributions to partners from net investment income	(11,092,341)	(7,592,990)
Affiliated share transactions Proceeds from sales of shares*	105,141,005	162,568,631
Reinvestment of distributions	11,092,050	7,592,778
Cost of shares redeemed	(112,200,604)	(214,652,884)
Net increase (decrease) in net assets resulting from share transactions	4,032,451	(44,491,475)
Total increase (decrease) in net assets	(29,190,681)	55,369,724

Net Assets
Beginning of period	656,959,898	601,590,174
End of period	$ 627,769,217	$ 656,959,898
Other Affiliated Information Shares
Sold	732,743	1,380,576
Issued in reinvestment of distributions	78,708	66,580
Redeemed	(778,183)	(2,054,291)
Net increase (decrease)	33,268	(607,135)

* Amount includes in-kind contributions for the year ended September 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 123.67	$ 101.63	$ 105.55	$ 135.17	$ 106.63
Income from Investment Operations
Net investment income (loss) B	2.21	1.67	1.76	1.98	1.84
Net realized and unrealized gain (loss)	(6.31)	21.93	(3.98)	(29.63)	28.51
Total from investment operations	(4.10)	23.60	(2.22)	(27.65)	30.35
Distributions to partners from net investment income	(2.14)	(1.56)	(1.70)	(1.97)	(1.81)
Net asset value, end of period	$ 117.43	$ 123.67	$ 101.63	$ 105.55	$ 135.17
Total Return A	(3.60)%	23.36%	(1.60)%	(20.68)%	28.69%
Ratios to Average Net Assets C, F
Expenses before reductions	.01%	.01%	-% E	.01%	-% E
Expenses net of fee waivers, if any	.01%	.01%	-% E	-% E	-% E
Expenses net of all reductions	.01%	.01%	-% E	-% E	-% E
Net investment income (loss)	1.56%	1.46%	2.19%	1.57%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 627,769	$ 656,960	$ 601,590	$ 624,898	$ 819,035
Portfolio turnover rate D	105%	105% G	146%	109%	92%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity Information Technology Central Fund	-1.58%	5.83%	8.75%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Information Technology Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from Charlie Chai, Portfolio Manager of Fidelity® Information Technology Central Fund: For the year, the fund returned -1.58%, trailing the 2.83% gain of its sector benchmark, the MSCI® U.S. IM Information Technology 25/50 Index, and the S&P 500®. Versus the MSCI index, stock selection in semiconductors, application software and Internet software/services hampered performance, as did positioning in IT consulting/other services. From a market-capitalization standpoint, underweighting some strong-performing mega-caps in the benchmark - most notably technology services provider International Business Machines - had a negative impact, as did an overall emphasis on smaller-cap stocks, which generally lagged. Two Chinese suppliers of solar power equipment, Trina Solar and JinkoSolar Holding, were notable detractors, along with China's Longtop Financial Technologies, which collapsed amid allegations of fraud. All three stocks were out-of-index positions, and I sold JinkoSolar by period end. On the plus side, stock selection in computer hardware and computer storage/peripherals aided performance, as did positioning in communications equipment. Sizable underweightings in two weak-performing index components, computer maker Hewlett-Packard and networking gear maker Cisco Systems, were beneficial. Out-of-benchmark exposure to Internet retailer Amazon.com also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Information Technology Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	11.3	12.6
Oracle Corp.	5.8	4.9
Google, Inc. Class A	4.7	6.1
SanDisk Corp.	2.9	0.9
salesforce.com, Inc.	2.7	1.6
Microsoft Corp.	2.7	0.0 †
Amazon.com, Inc.	2.2	0.7
eBay, Inc.	2.0	1.6
Citrix Systems, Inc.	1.6	0.4
Accenture PLC Class A	1.5	2.1
	37.4
Top Industries (% of fund's net assets)
As of September 30, 2011
Software 25.4%
Semiconductors & Semiconductor Equipment 16.7%
Computers & Peripherals 15.6%
Internet Software & Services 12.8%
IT Services 5.0%
All Others* 24.5%

As of March 31, 2011
Software 24.1%
Computers & Peripherals 20.1%
Internet Software & Services 12.3%
Semiconductors & Semiconductor Equipment 11.3%
Communications Equipment 9.0%
All Others* 23.2%

* Includes short-term investments and net other assets.
† Amount represents less than 0.1%

Annual Report

Fidelity Information Technology Central Fund

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value
AUTOMOBILES - 0.0%
Automobile Manufacturers - 0.0%
Tesla Motors, Inc. (a)	16,605	$ 404,996
CHEMICALS - 0.0%
Specialty Chemicals - 0.0%
JSR Corp.	28,500	490,395
COMMUNICATIONS EQUIPMENT - 5.0%
Communications Equipment - 5.0%
AAC Acoustic Technology Holdings, Inc.	1,000,000	2,144,328
Acme Packet, Inc. (a)	107,001	4,557,173
ADTRAN, Inc.	38,799	1,026,622
Alcatel-Lucent SA (a)	367,700	1,066,186
Alcatel-Lucent SA sponsored ADR (a)	250,000	707,500
Aruba Networks, Inc. (a)	5,270	110,196
Brocade Communications Systems, Inc. (a)	255,300	1,102,896
BYD Electronic International Co. Ltd. (a)	1,893,000	471,896
China Wireless Technologies Ltd.	272,000	37,036
Ciena Corp. (a)	585,857	6,561,598
Cisco Systems, Inc.	354,290	5,487,952
Compal Communications, Inc.	1,000,000	1,207,465
Finisar Corp. (a)	333,555	5,850,555
HTC Corp.	4,100	90,053
Infinera Corp. (a)	84,872	655,212
JDS Uniphase Corp. (a)	89,100	888,327
Juniper Networks, Inc. (a)	3,980	68,695
Motorola Mobility Holdings, Inc.	85,892	3,245,000
Oclaro, Inc. (a)	285,678	1,039,868
Oplink Communications, Inc. (a)	35,000	529,900
Polycom, Inc. (a)	424,908	7,805,560
QUALCOMM, Inc.	54,740	2,662,006
Riverbed Technology, Inc. (a)	72,343	1,443,966
Sandvine Corp. (a)	1,051,100	1,459,113
Sandvine Corp. (U.K.) (a)	978,400	1,409,314
Sonus Networks, Inc. (a)	3,367	7,306
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	148,650	1,419,608
ZTE Corp. (H Shares)	830,240	2,351,347
		55,406,678
COMPUTERS & PERIPHERALS - 15.6%
Computer Hardware - 11.7%
Advantech Co. Ltd.	253,000	664,807
Apple, Inc. (a)	329,234	125,497,403
Common Stocks - continued
	Shares	Value
COMPUTERS & PERIPHERALS - CONTINUED
Computer Hardware - continued
ASUSTeK Computer, Inc.	65,000	$ 484,563
Foxconn Technology Co. Ltd.	30,200	96,317
Hewlett-Packard Co.	21,210	476,165
Pegatron Corp.	1,291,000	1,186,778
Stratasys, Inc. (a)(d)	81,823	1,516,998
		129,923,031
Computer Storage & Peripherals - 3.9%
ADLINK Technology, Inc.	165,000	179,249
Catcher Technology Co. Ltd.	11,000	63,000
EMC Corp. (a)	204,182	4,285,780
Gemalto NV	23,677	1,135,188
Imagination Technologies Group PLC (a)	485,100	3,171,813
NetApp, Inc. (a)	43,156	1,464,715
SanDisk Corp. (a)	798,523	32,220,403
Seagate Technology	6,985	71,806
SIMPLO Technology Co. Ltd.	159,000	976,892
Smart Technologies, Inc. Class A (a)	34,600	145,320
		43,714,166
TOTAL COMPUTERS & PERIPHERALS		173,637,197
DIVERSIFIED CONSUMER SERVICES - 1.1%
Education Services - 1.1%
Educomp Solutions Ltd.	20,737	100,120
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	499,200	11,466,624
Xueda Education Group sponsored ADR	78,200	213,486
		11,780,230
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
Acuity Brands, Inc.	36,898	1,329,804
Dynapack International Technology Corp.	278,000	951,386
Silitech Technology Corp.	200,000	484,222
		2,765,412
ELECTRONIC EQUIPMENT & COMPONENTS - 2.5%
Electronic Components - 1.4%
Aeroflex Holding Corp.	5,886	53,563
Amphenol Corp. Class A	73,700	3,004,749
Common Stocks - continued
	Shares	Value
ELECTRONIC EQUIPMENT & COMPONENTS - CONTINUED
Electronic Components - continued
Cando Corp. (a)	269,088	$ 111,546
Cheng Uei Precision Industries Co. Ltd.	710,752	1,540,515
Chimei Innolux Corp. (a)	23,000	9,161
Corning, Inc.	188,073	2,324,582
DTS, Inc. (a)	3,014	74,838
J Touch Corp.	1,138,380	1,641,170
Omron Corp.	5,700	111,947
Universal Display Corp. (a)(d)	125,271	6,005,492
Vishay Intertechnology, Inc. (a)	37,570	314,085
		15,191,648
Electronic Equipment & Instruments - 0.3%
Chroma ATE, Inc.	730,188	1,496,688
Itron, Inc. (a)	2,758	81,361
Keyence Corp.	2,100	574,711
SFA Engineering Corp.	15,748	764,353
SNU Precision Co. Ltd.	56,307	652,126
Test Research, Inc.	15,561	17,622
		3,586,861
Electronic Manufacturing Services - 0.5%
Benchmark Electronics, Inc. (a)	7,000	91,070
Jabil Circuit, Inc.	7,036	125,170
Trimble Navigation Ltd. (a)	159,626	5,355,452
		5,571,692
Technology Distributors - 0.3%
Arrow Electronics, Inc. (a)	3,600	100,008
Avnet, Inc. (a)	4,200	109,536
Digital China Holdings Ltd. (H Shares)	2,272,000	2,973,829
WPG Holding Co. Ltd.	324,187	372,890
		3,556,263
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		27,906,464
HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
Health Care Equipment - 0.2%
Biosensors International Group Ltd. (a)	2,453,000	2,266,631
China Kanghui Holdings sponsored ADR (a)	11,800	230,100
China Medical Technologies, Inc. sponsored ADR (a)	500	2,500
		2,499,231
Common Stocks - continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
Health Care Supplies - 0.3%
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	2,840,000	$ 3,156,882
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		5,656,113
HEALTH CARE TECHNOLOGY - 0.2%
Health Care Technology - 0.2%
athenahealth, Inc. (a)	1,100	65,505
So-net M3, Inc.	411	2,046,292
		2,111,797
HOTELS, RESTAURANTS & LEISURE - 1.4%
Hotels, Resorts & Cruise Lines - 1.4%
Ctrip.com International Ltd. sponsored ADR (a)(d)	496,241	15,959,111
HOUSEHOLD DURABLES - 0.1%
Household Appliances - 0.1%
Haier Electronics Group Co. Ltd. (a)	792,000	526,347
Techtronic Industries Co. Ltd.	576,000	387,248
		913,595
INTERNET & CATALOG RETAIL - 3.3%
Internet Retail - 3.3%
Amazon.com, Inc. (a)	114,313	24,717,900
E-Commerce China Dangdang, Inc. ADR	350	1,729
Priceline.com, Inc. (a)	7,284	3,273,867
Rakuten, Inc.	6,655	7,753,883
Start Today Co. Ltd.	55,300	1,198,310
		36,945,689
INTERNET SOFTWARE & SERVICES - 12.8%
Internet Software & Services - 12.8%
Akamai Technologies, Inc. (a)	26,351	523,858
Alibaba.com Ltd.	626,500	576,570
Baidu.com, Inc. sponsored ADR (a)	147,304	15,748,271
Bankrate, Inc. (d)	69,181	1,052,243
China Finance Online Co. Ltd. ADR (a)	140,315	277,824
ChinaCache International Holdings Ltd. sponsored ADR	11,568	52,519
Cornerstone OnDemand, Inc.	41,785	523,984
DeNA Co. Ltd.	50,200	2,103,089
eBay, Inc. (a)	745,107	21,973,205
Equinix, Inc. (a)	200	17,766
Common Stocks - continued
	Shares	Value
INTERNET SOFTWARE & SERVICES - CONTINUED
Internet Software & Services - continued
Facebook, Inc. Class B (a)(f)	49,223	$ 1,230,575
Google, Inc. Class A (a)	102,744	52,849,459
GREE, Inc.	70,200	2,141,053
INFO Edge India Ltd.	30,000	421,152
Kakaku.com, Inc.	88,600	3,637,093
LivePerson, Inc. (a)	10,500	104,475
LogMeIn, Inc. (a)	87,809	2,916,137
Mail.ru Group Ltd. GDR (a)(e)	2,300	67,275
Mercadolibre, Inc.	46,121	2,479,004
NHN Corp. (a)	19,394	3,685,336
Open Text Corp. (a)	26,900	1,405,687
OpenTable, Inc. (a)	800	36,808
Opera Software ASA	178,957	801,828
PChome Online, Inc.	430,000	2,509,728
Phoenix New Media Ltd. ADR (d)	101,456	576,270
Qihoo 360 Technology Co. Ltd. ADR (d)	5,400	88,236
Rackspace Hosting, Inc. (a)	188,777	6,444,847
Renren, Inc. ADR	7,700	39,270
Responsys, Inc.	2,000	21,560
RightNow Technologies, Inc. (a)	37,558	1,241,292
SciQuest, Inc.	44,175	659,975
SINA Corp. (a)(d)	157,843	11,303,137
Sohu.com, Inc. (a)(d)	9,352	450,766
Tudou Holdings Ltd. ADR	500	6,825
Velti PLC (a)	76,264	504,105
VeriSign, Inc.	3,600	102,996
Vocus, Inc. (a)	30,700	514,532
XO Group, Inc. (a)	8,500	69,445
Yahoo!, Inc. (a)	249,380	3,281,841
		142,440,036
IT SERVICES - 5.0%
Data Processing & Outsourced Services - 1.3%
Fidelity National Information Services, Inc.	110,550	2,688,576
Fiserv, Inc. (a)	85,995	4,365,966
MasterCard, Inc. Class A	10,960	3,476,074
Syntel, Inc.	20,300	876,757
Teletech Holdings, Inc. (a)	4,506	68,671
Travelsky Technology Ltd. (H Shares)	1,000,000	435,935
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
Data Processing & Outsourced Services - continued
Visa, Inc. Class A	24,861	$ 2,131,085
WNS Holdings Ltd. sponsored ADR (a)	11,900	142,205
		14,185,269
IT Consulting & Other Services - 3.7%
Accenture PLC Class A	314,763	16,581,715
Atos Origin SA	22,649	988,796
Camelot Information Systems, Inc. ADR (a)	35,700	95,676
Cognizant Technology Solutions Corp. Class A (a)	237,878	14,914,951
Hi Sun Technology (China) Ltd. (a)	648,000	136,233
hiSoft Technology International Ltd. ADR (a)	14,817	130,241
International Business Machines Corp.	586	102,568
Teradata Corp. (a)	165,962	8,883,946
		41,834,126
TOTAL IT SERVICES		56,019,395
LEISURE EQUIPMENT & PRODUCTS - 0.0%
Photographic Products - 0.0%
Eastman Kodak Co. (a)(d)	105,330	82,168
LIFE SCIENCES TOOLS & SERVICES - 0.1%
Life Sciences Tools & Services - 0.1%
Illumina, Inc. (a)	22,200	908,424
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	20,800	242,112
		1,150,536
MACHINERY - 0.2%
Industrial Machinery - 0.2%
Airtac International Group	44,000	248,595
Fanuc Corp.	2,400	330,612
HIWIN Technologies Corp.	24,600	166,865
Mirle Automation Corp.	290,850	232,272
Nippon Thompson Co. Ltd.	74,000	442,016
THK Co. Ltd.	47,000	782,167
		2,202,527
MEDIA - 1.0%
Advertising - 0.6%
Charm Communications, Inc. ADR (a)	113,700	955,080
Dentsu, Inc.	36,000	1,140,646
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Advertising - continued
ReachLocal, Inc. (a)(d)	381,146	$ 4,143,057
SinoMedia Holding Ltd.	22,000	5,793
		6,244,576
Cable & Satellite - 0.4%
DISH Network Corp. Class A (a)	108,140	2,709,988
Virgin Media, Inc.	63,869	1,555,210
		4,265,198
Movies & Entertainment - 0.0%
IMAX Corp. (a)	31,300	453,224
TOTAL MEDIA		10,962,998
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)	13,500	2,447
OFFICE ELECTRONICS - 0.0%
Office Electronics - 0.0%
Xerox Corp.	11,044	76,977
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
China Medical System Holding Ltd.	1,267,000	832,655
PROFESSIONAL SERVICES - 0.4%
Human Resource & Employment Services - 0.2%
51job, Inc. sponsored ADR (a)	63,030	2,514,897
Research & Consulting Services - 0.2%
Acacia Research Corp. - Acacia Technologies (a)	56,500	2,033,435
TOTAL PROFESSIONAL SERVICES		4,548,332
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.0%
Real Estate Services - 0.0%
China Real Estate Information Corp. ADR (a)(d)	99,104	487,592
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 16.5%
Semiconductor Equipment - 4.5%
Advanced Energy Industries, Inc. (a)	8,309	71,624
Amkor Technology, Inc. (a)	35,403	154,357
Applied Materials, Inc.	215,600	2,231,460
Asia Pacific Systems, Inc. (a)	55,387	535,885
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductor Equipment - continued
ASM International NV unit	39,200	$ 969,416
ASM Pacific Technology Ltd.	64,900	633,497
ASML Holding NV	398,592	13,767,368
ASML Holding NV (Netherlands)	15,800	546,360
Axcelis Technologies, Inc. (a)	119,000	142,800
centrotherm photovoltaics AG	2,134	44,517
Cymer, Inc. (a)	178,743	6,645,665
Entegris, Inc. (a)	137,200	875,336
GCL-Poly Energy Holdings Ltd.	4,970,000	1,293,650
Genesis Photonics, Inc.	108,000	142,894
KLA-Tencor Corp.	178,838	6,845,919
Lam Research Corp. (a)	197,856	7,514,571
MKS Instruments, Inc.	23,700	514,527
Novellus Systems, Inc. (a)	19,300	526,118
Teradyne, Inc. (a)	214,833	2,365,311
Tokyo Electron Ltd.	92,800	4,209,661
Ultratech, Inc. (a)	23,700	406,455
		50,437,391
Semiconductors - 12.0%
Advanced Micro Devices, Inc. (a)	16,153	82,057
Advanced Semiconductor Engineering, Inc. sponsored ADR (d)	493,308	2,081,760
Alpha & Omega Semiconductor Ltd. (a)	43,456	356,774
Altera Corp.	30,746	969,421
Applied Micro Circuits Corp. (a)	308,757	1,658,025
ARM Holdings PLC	124,300	1,063,207
ARM Holdings PLC sponsored ADR	335,408	8,552,904
Atmel Corp. (a)	391,538	3,159,712
Avago Technologies Ltd.	233,313	7,645,667
Broadcom Corp. Class A	209,996	6,990,767
Canadian Solar, Inc. (a)(d)	24,350	89,608
Cavium, Inc. (a)	18,269	493,446
Cirrus Logic, Inc. (a)	154,100	2,271,434
Cree, Inc. (a)(d)	195,461	5,078,077
Cypress Semiconductor Corp.	47,552	711,853
Diodes, Inc. (a)	14,262	255,575
Duksan Hi-Metal Co. Ltd. (a)	304,740	6,864,889
Epistar Corp.	2,248,000	3,906,949
Fairchild Semiconductor International, Inc. (a)	40,139	433,501
First Solar, Inc. (a)	977	61,756
Freescale Semiconductor Holdings I Ltd.	157,800	1,740,534
Common Stocks - continued
	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Gintech Energy Corp.	3,799	$ 4,842
Hanwha Solarone Co. Ltd. ADR (a)(d)	24,898	60,004
Hittite Microwave Corp. (a)	1,900	92,530
Hynix Semiconductor, Inc.	120,140	2,114,524
Inphi Corp.	80,916	709,633
International Rectifier Corp. (a)	65,535	1,220,262
Intersil Corp. Class A	206,536	2,125,255
JA Solar Holdings Co. Ltd. ADR (a)(d)	1,541,782	2,744,372
MagnaChip Semiconductor Corp.	142,400	956,928
Marvell Technology Group Ltd. (a)	188,138	2,733,645
Melfas, Inc.	21,281	294,043
Micron Technology, Inc. (a)	2,080,610	10,486,274
Monolithic Power Systems, Inc. (a)	49,869	507,666
MStar Semiconductor, Inc.	69,000	360,289
NVIDIA Corp. (a)	586,471	7,330,888
NXP Semiconductors NV (a)	516,178	7,288,433
O2Micro International Ltd. sponsored ADR (a)	55,200	230,184
ON Semiconductor Corp. (a)	507,739	3,640,489
Phison Electronics Corp.	455,000	2,145,405
PMC-Sierra, Inc. (a)	564,022	3,372,852
Power Integrations, Inc.	3,299	100,982
Radiant Opto-Electronics Corp.	1,031,279	2,893,709
Rambus, Inc. (a)	116,400	1,629,600
RF Micro Devices, Inc. (a)	333,936	2,117,154
Samsung Electronics Co. Ltd.	3,343	2,328,242
Seoul Semiconductor Co. Ltd.	208,485	3,661,547
Silicon Laboratories, Inc. (a)	42,100	1,410,771
Silicon Motion Technology Corp. sponsored ADR (a)	136,200	1,574,472
Skymedi Corp. (a)	100,000	269,226
Skyworks Solutions, Inc. (a)	238,254	4,274,277
Spansion, Inc. Class A (a)	114,300	1,396,746
Spreadtrum Communications, Inc. ADR	184,799	3,317,142
Standard Microsystems Corp. (a)	79,234	1,537,140
Trina Solar Ltd. (a)(d)	599,100	3,642,528
TriQuint Semiconductor, Inc. (a)	43,400	217,868
Xilinx, Inc.	3,637	99,799
		133,357,637
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		183,795,028
Common Stocks - continued
	Shares	Value
SOFTWARE - 25.4%
Application Software - 12.9%
Adobe Systems, Inc. (a)	4,062	$ 98,179
ANSYS, Inc. (a)	63,731	3,125,368
AsiaInfo-Linkage, Inc. (a)(d)	673,880	4,973,234
Aspen Technology, Inc. (a)	311,709	4,759,796
Autodesk, Inc. (a)	3,788	105,231
AutoNavi Holdings Ltd. ADR (a)	61,500	837,630
BroadSoft, Inc. (a)	147,833	4,486,732
Cadence Design Systems, Inc. (a)	11,413	105,456
Citrix Systems, Inc. (a)	329,713	17,979,250
Compuware Corp. (a)	61,144	468,363
Concur Technologies, Inc. (a)	230,206	8,568,267
Convio, Inc. (a)	58,451	491,573
Descartes Systems Group, Inc. (a)	240,600	1,491,844
Informatica Corp. (a)	224,189	9,180,540
Intuit, Inc.	91,334	4,332,885
JDA Software Group, Inc. (a)	42,052	985,699
Kingdee International Software Group Co. Ltd.	14,179,600	5,298,337
Longtop Financial Technologies Ltd. ADR (a)	69,900	15,029
Magma Design Automation, Inc. (a)	150,000	682,500
Manhattan Associates, Inc. (a)	3,500	115,780
MicroStrategy, Inc. Class A (a)	55,062	6,280,922
Nuance Communications, Inc. (a)	121,430	2,472,315
Parametric Technology Corp. (a)	312,696	4,809,264
Pegasystems, Inc. (d)	150,290	4,600,377
QLIK Technologies, Inc. (a)	136,559	2,957,868
RealPage, Inc. (a)	54,800	1,120,660
salesforce.com, Inc. (a)	261,784	29,916,676
SolarWinds, Inc. (a)	209,759	4,618,893
SuccessFactors, Inc. (a)	266,700	6,131,433
Synopsys, Inc. (a)	146,000	3,556,560
Taleo Corp. Class A (a)	151,593	3,898,972
TIBCO Software, Inc. (a)	110,817	2,481,193
VanceInfo Technologies, Inc. ADR (a)(d)	283,200	1,905,936
Verint Systems, Inc. (a)	32,300	849,167
		143,701,929
Home Entertainment Software - 0.4%
Activision Blizzard, Inc.	9,300	110,670
Changyou.com Ltd. (A Shares) ADR (a)	56,200	1,421,860
Kingsoft Corp. Ltd.	264,000	99,777
Common Stocks - continued
	Shares	Value
SOFTWARE - CONTINUED
Home Entertainment Software - continued
NCsoft Corp.	7,944	$ 2,238,454
RealD, Inc. (a)(d)	42,813	400,302
		4,271,063
Systems Software - 12.1%
Ariba, Inc. (a)	264,410	7,326,801
BMC Software, Inc. (a)	138,492	5,340,252
Check Point Software Technologies Ltd. (a)	133,031	7,018,716
CommVault Systems, Inc. (a)	276,914	10,262,433
DemandTec, Inc. (a)	48,000	313,920
Fortinet, Inc. (a)	135,228	2,271,830
Insyde Software Corp.	18,601	76,804
Microsoft Corp.	1,194,541	29,732,125
NetSuite, Inc. (a)	47,532	1,283,839
Oracle Corp.	2,236,963	64,290,317
Red Hat, Inc. (a)	44,624	1,885,810
Rovi Corp. (a)	115,326	4,956,711
Symantec Corp. (a)	6,500	105,950
VMware, Inc. Class A (a)	1,305	104,896
		134,970,404
TOTAL SOFTWARE		282,943,396
WIRELESS TELECOMMUNICATION SERVICES - 1.6%
Wireless Telecommunication Services - 1.6%
American Tower Corp. Class A (a)	145,877	7,848,183
Crown Castle International Corp. (a)	116,780	4,749,443
SBA Communications Corp. Class A (a)	147,148	5,073,663
Sprint Nextel Corp. (a)	25,960	78,918
		17,750,207
TOTAL COMMON STOCKS (Cost $998,100,177)		1,037,271,971
Convertible Bonds - 0.2%
	Principal Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2%
Semiconductors - 0.2%
JA Solar Holdings Co. Ltd. 4.5% 5/15/13 (Cost $2,681,027)	$ 3,650,000	$ 2,445,500
Money Market Funds - 12.6%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	96,148,013	96,148,013
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	43,817,845	43,817,845
TOTAL MONEY MARKET FUNDS (Cost $139,965,858)		139,965,858
TOTAL INVESTMENT PORTFOLIO - 105.9% (Cost $1,140,747,062)		1,179,683,329
NET OTHER ASSETS (LIABILITIES) - (5.9)%		(65,596,808)
NET ASSETS - 100%		$ 1,114,086,521
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,275 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,230,575 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Facebook, Inc. Class B	3/31/11 - 5/19/11	$ 1,230,913
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 43,858
Fidelity Securities Lending Cash Central Fund	911,445
Total	$ 955,303
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 1,037,271,971	$ 934,583,204	$ 101,458,192	$ 1,230,575
Convertible Bonds	2,445,500	-	2,445,500	-
Money Market Funds	139,965,858	139,965,858	-	-
Total Investments in Securities:	$ 1,179,683,329	$ 1,074,549,062	$ 103,903,692	$ 1,230,575
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(338)
Cost of Purchases	1,230,913
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,230,575
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ (338)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	76.4%
Cayman Islands	5.3%
China	3.4%
Japan	2.4%
Taiwan	2.4%
Netherlands	2.2%
Korea (South)	2.1%
Ireland	1.5%
United Kingdom	1.2%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $40,651,864) - See accompanying schedule: Unaffiliated issuers (cost $1,000,781,204)	$ 1,039,717,471
Fidelity Central Funds (cost $139,965,858)	139,965,858
Total Investments (cost $1,140,747,062)		$ 1,179,683,329
Foreign currency held at value (cost $33)		33
Receivable for investments sold		16,081,017
Receivable for fund shares sold		1,255,158
Dividends receivable		143,048
Interest receivable		61,594
Distributions receivable from Fidelity Central Funds		148,844
Total assets		1,197,373,023

Liabilities
Payable to custodian bank	$ 336,268
Payable for investments purchased	38,734,177
Payable for fund shares redeemed	379,919
Other payables and accrued expenses	18,293
Collateral on securities loaned, at value	43,817,845
Total liabilities		83,286,502

Net Assets		$ 1,114,086,521
Net Assets consist of:
Paid in capital		$ 1,075,144,476
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		38,942,045
Net Assets, for 7,416,426 shares outstanding		$ 1,114,086,521
Net Asset Value, offering price and redemption price per share ($1,114,086,521 ÷ 7,416,426 shares)		$ 150.22

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Information Technology Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 3,751,519
Interest		7,736
Income from Fidelity Central Funds (including $911,445 from security lending)		955,303
Total income		4,714,558

Expenses
Custodian fees and expenses	$ 107,283
Independent directors' compensation	5,955
Interest	1,411
Miscellaneous	16
Total expenses before reductions	114,665
Expense reductions	(5,955)	108,710
Net investment income (loss)		4,605,848
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	194,034,750
Investment not meeting investment restrictions	2,462
Foreign currency transactions	52,294
Total net realized gain (loss)		194,089,506
Change in net unrealized appreciation (depreciation) on: Investment securities	(223,053,206)
Assets and liabilities in foreign currencies	2,819
Total change in net unrealized appreciation (depreciation)		(223,050,387)
Net gain (loss)		(28,960,881)
Net increase (decrease) in net assets resulting from operations		$ (24,355,033)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,605,848	$ 3,914,919
Net realized gain (loss)	194,089,506	170,369,687
Change in net unrealized appreciation (depreciation)	(223,050,387)	18,018,488
Net increase (decrease) in net assets resulting from operations	(24,355,033)	192,303,094
Distributions to partners from net investment income	(4,475,777)	(3,806,154)
Affiliated share transactions Proceeds from sales of shares*	310,815,269	268,450,700
Reinvestment of distributions	4,475,683	3,806,076
Cost of shares redeemed	(175,143,761)	(463,305,644)
Net increase (decrease) in net assets resulting from share transactions	140,147,191	(191,048,868)
Total increase (decrease) in net assets	111,316,381	(2,551,928)

Net Assets
Beginning of period	1,002,770,140	1,005,322,068
End of period	$ 1,114,086,521	$ 1,002,770,140
Other Affiliated Information Shares
Sold	1,843,527	1,920,361
Issued in reinvestment of distributions	25,739	27,925
Redeemed	(997,061)	(3,581,231)
Net increase (decrease)	872,205	(1,632,945)

* Amount includes in-kind contributions for the year ended September 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 153.23	$ 122.94	$ 98.21	$ 150.09	$ 116.37
Income from Investment Operations
Net investment income (loss) B	.72	.59	.77	1.01	.44
Net realized and unrealized gain (loss)	(3.04)	30.27	24.72	(51.94)	33.72
Total from investment operations	(2.32)	30.86	25.49	(50.93)	34.16
Distributions to partners from net investment income	(.69)	(.57)	(.76)	(.95)	(.44)
Net asset value, end of period	$ 150.22	$ 153.23	$ 122.94	$ 98.21	$ 150.09
Total Return A	(1.58)%	25.16%	26.30%	(34.07)%	29.41%
Ratios to Average Net Assets C, E
Expenses before reductions	.01%	.01%	.01%	.01%	.01%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	.01%
Expenses net of all reductions	.01%	.01%	.01%	.01%	.01%
Net investment income (loss)	.41%	.43%	.89%	.79%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,114,087	$ 1,002,770	$ 1,005,322	$ 778,606	$ 1,146,936
Portfolio turnover rate D	188%	128% F	216%	218%	168%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity Materials Central Fund	-3.61%	7.52%	8.12%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Materials Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from Tobias Welo, Portfolio Manager of Fidelity® Materials Central Fund: For the year, the fund returned -3.61%, well ahead of the -6.97% return of its sector benchmark, the MSCI® U.S. IM Materials 25/50 Index, but trailing the S&P 500®. Versus the MSCI index, the fund was aided by stock selection in metal/glass containers and fertilizers/agricultural chemicals. Overweighting gold and underweighting aluminum also meaningfully contributed. The top individual contributor was gold miner Newmont Mining, which benefited from a substantial increase in the yellow metal's price. Underweighting major index component Freeport-McMoRan Copper & Gold also helped, especially late in the period, when the price of copper declined sharply. Timely ownership added to the fund's gains in another contributor, fertilizer maker CF Industries Holdings. Underweighting aluminum producer Alcoa further lifted results. Both CF Industries and Alcoa were sold from the fund by period end. Conversely, fund performance was curbed by not having exposure to the strong-performing paper products group and unfavorable positioning in diversified metals and mining. Underweighting agricultural chemicals maker and index heavyweight Monsanto hurt, as the stock benefited from being relatively undervalued to start the period. First Quantum Minerals - an out-of-benchmark mining position - was hampered by falling copper prices. Chemicals maker Kraton Performance Polymers also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Materials Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	7.9	8.1
Newmont Mining Corp.	7.7	3.8
Monsanto Co.	7.1	4.0
Dow Chemical Co.	6.4	8.0
Praxair, Inc.	5.6	4.5
Air Products & Chemicals, Inc.	4.2	3.4
The Mosaic Co.	3.6	1.9
Freeport-McMoRan Copper & Gold, Inc.	3.3	7.8
Ecolab, Inc.	3.1	1.3
Sherwin-Williams Co.	2.9	2.0
	51.8
Top Industries (% of fund's net assets)
As of September 30, 2011
Chemicals 62.4%
Metals & Mining 22.9%
Containers & Packaging 7.0%
Food Products 1.4%
Electrical Equipment 0.9%
All Others* 5.4%

As of March 31, 2011
Chemicals 58.0%
Metals & Mining 30.9%
Containers & Packaging 5.9%
Food Products 1.1%
Oil, Gas & Consumable Fuels 1.1%
All Others* 3.0%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Materials Central Fund

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
CHEMICALS - 62.4%
Commodity Chemicals - 0.8%
Arkema SA	16,244	$ 957,603
Georgia Gulf Corp. (a)	49,771	688,333
		1,645,936
Diversified Chemicals - 20.9%
Ashland, Inc.	60,212	2,657,758
BASF AG	34,238	2,114,014
Cabot Corp.	50,500	1,251,390
Dow Chemical Co.	614,585	13,803,579
E.I. du Pont de Nemours & Co.	425,033	16,988,569
Lanxess AG	20,249	983,177
Olin Corp.	68,293	1,229,957
PPG Industries, Inc.	85,920	6,071,107
		45,099,551
Fertilizers & Agricultural Chemicals - 11.6%
CVR Partners LP	46,000	1,082,380
Israel Chemicals Ltd.	62,400	746,652
Monsanto Co.	256,093	15,375,824
The Mosaic Co.	157,371	7,706,458
		24,911,314
Industrial Gases - 9.8%
Air Products & Chemicals, Inc.	119,513	9,127,208
Praxair, Inc.	128,519	12,013,956
		21,141,164
Specialty Chemicals - 19.3%
Celanese Corp. Class A	118,556	3,856,627
Cytec Industries, Inc.	46,886	1,647,574
Ecolab, Inc. (d)	134,330	6,567,394
H.B. Fuller Co.	49,008	892,926
Innophos Holdings, Inc.	71,139	2,836,312
Innospec, Inc. (a)	45,878	1,110,706
Kraton Performance Polymers, Inc. (a)	98,702	1,596,998
LyondellBasell Industries NV Class A	209,127	5,108,973
Nalco Holding Co.	107,592	3,763,568
OMNOVA Solutions, Inc. (a)	179,048	640,992
PolyOne Corp.	150,758	1,614,618
Rockwood Holdings, Inc. (a)	56,200	1,893,378
Common Stocks - continued
	Shares	Value
CHEMICALS - CONTINUED
Specialty Chemicals - continued
Sherwin-Williams Co.	84,711	$ 6,295,722
W.R. Grace & Co. (a)	113,196	3,769,427
		41,595,215
TOTAL CHEMICALS		134,393,180
COMMERCIAL SERVICES & SUPPLIES - 0.5%
Environmental & Facility Services - 0.5%
Swisher Hygiene, Inc.	44,470	180,104
Swisher Hygiene, Inc. (Canada) (a)(d)	218,700	886,650
		1,066,754
CONSTRUCTION MATERIALS - 0.1%
Construction Materials - 0.1%
Prism Cement Ltd.	229,194	196,898
CONTAINERS & PACKAGING - 7.0%
Metal & Glass Containers - 5.2%
Aptargroup, Inc.	63,400	2,832,078
Ball Corp.	178,323	5,531,579
Silgan Holdings, Inc.	79,000	2,902,460
		11,266,117
Paper Packaging - 1.8%
Rock-Tenn Co. Class A	79,468	3,868,502
TOTAL CONTAINERS & PACKAGING		15,134,619
ELECTRICAL EQUIPMENT - 0.3%
Electrical Components & Equipment - 0.3%
GrafTech International Ltd. (a)	40,500	514,350
FOOD PRODUCTS - 1.4%
Agricultural Products - 1.4%
Archer Daniels Midland Co.	121,118	3,004,938
METALS & MINING - 22.9%
Diversified Metals & Mining - 7.8%
Copper Mountain Mining Corp. (a)	208,200	822,234
First Quantum Minerals Ltd.	152,000	2,022,703
Freeport-McMoRan Copper & Gold, Inc.	235,187	7,161,444
Common Stocks - continued
	Shares	Value
METALS & MINING - CONTINUED
Diversified Metals & Mining - continued
HudBay Minerals, Inc.	108,800	$ 1,014,000
Ivanhoe Mines Ltd. (a)	113,200	1,560,374
Kenmare Resources PLC (a)	592,100	314,000
Molycorp, Inc. (a)(d)	26,700	877,629
RTI International Metals, Inc. (a)	39,600	923,472
Walter Energy, Inc.	35,920	2,155,559
		16,851,415
Gold - 9.4%
AngloGold Ashanti Ltd. sponsored ADR	31,909	1,319,756
Kinross Gold Corp.	94,900	1,409,513
Newcrest Mining Ltd.	30,287	998,759
Newmont Mining Corp.	262,994	16,542,323
		20,270,351
Precious Metals & Minerals - 0.2%
African Minerals Ltd. (a)	84,562	505,820
Steel - 5.5%
Carpenter Technology Corp.	75,151	3,373,528
Cliffs Natural Resources, Inc.	19,900	1,018,283
Fortescue Metals Group Ltd.	404,508	1,690,428
Haynes International, Inc.	27,668	1,202,175
Nucor Corp.	700	22,148
Reliance Steel & Aluminum Co.	130,157	4,426,640
		11,733,202
TOTAL METALS & MINING		49,360,788
OIL, GAS & CONSUMABLE FUELS - 0.5%
Coal & Consumable Fuels - 0.5%
Bumi PLC	85,655	1,152,971
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Specialized REITs - 0.6%
Weyerhaeuser Co.	77,326	1,202,419
TRADING COMPANIES & DISTRIBUTORS - 0.2%
Trading Companies & Distributors - 0.2%
Noble Group Ltd.	486,000	485,088
TOTAL COMMON STOCKS (Cost $217,183,067)		206,512,005
Convertible Bonds - 0.6%
	Principal Amount	Value
ELECTRICAL EQUIPMENT - 0.6%
Electrical Components & Equipment - 0.6%
Aspen Aerogels, Inc. 8% 6/1/14 (e) (Cost $1,293,500)	$ 1,293,500	$ 1,293,500
Money Market Funds - 8.1%
	Shares
Fidelity Cash Central Fund, 0.12% (b)	9,649,153	9,649,153
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	7,820,529	7,820,529
TOTAL MONEY MARKET FUNDS (Cost $17,469,682)		17,469,682
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $235,946,249)		225,275,187
NET OTHER ASSETS (LIABILITIES) - (4.6)%		(9,995,964)
NET ASSETS - 100%		$ 215,279,223
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,293,500 or 0.6% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 1,293,500
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,527
Fidelity Securities Lending Cash Central Fund	54,451
Total	$ 59,978
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 206,512,005	$ 203,140,832	$ 3,371,173	$ -
Convertible Bonds	1,293,500	-	-	1,293,500
Money Market Funds	17,469,682	17,469,682	-	-
Total Investments in Securities:	$ 225,275,187	$ 220,610,514	$ 3,371,173	$ 1,293,500
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	1,293,500
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,293,500
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.1%
Canada	3.1%
Netherlands	2.4%
Germany	1.4%
Australia	1.3%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $7,514,609) - See accompanying schedule: Unaffiliated issuers (cost $218,476,567)	$ 207,805,505
Fidelity Central Funds (cost $17,469,682)	17,469,682
Total Investments (cost $235,946,249)		$ 225,275,187
Receivable for investments sold		6,795,755
Receivable for fund shares sold		116,872
Dividends receivable		302,413
Interest receivable		34,206
Distributions receivable from Fidelity Central Funds		7,878
Total assets		232,532,311

Liabilities
Payable for investments purchased	$ 9,351,802
Payable for fund shares redeemed	76,388
Other payables and accrued expenses	4,369
Collateral on securities loaned, at value	7,820,529
Total liabilities		17,253,088

Net Assets		$ 215,279,223
Net Assets consist of:
Paid in capital		$ 225,957,776
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,678,553)
Net Assets, for 1,605,313 shares outstanding		$ 215,279,223
Net Asset Value, offering price and redemption price per share ($215,279,223 ÷ 1,605,313 shares)		$ 134.10

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Materials Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 4,162,667
Interest		34,206
Income from Fidelity Central Funds (including $54,451 from security lending)		59,978
Total income		4,256,851

Expenses
Custodian fees and expenses	$ 30,447
Independent directors' compensation	1,365
Miscellaneous	16
Total expenses before reductions	31,828
Expense reductions	(1,365)	30,463
Net investment income (loss)		4,226,388
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,030,735
Foreign currency transactions	(34,345)
Total net realized gain (loss)		24,996,390
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $1,344)	(35,825,291)
Assets and liabilities in foreign currencies	(7,900)
Total change in net unrealized appreciation (depreciation)		(35,833,191)
Net gain (loss)		(10,836,801)
Net increase (decrease) in net assets resulting from operations		$ (6,610,413)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,226,388	$ 7,086,645
Net realized gain (loss)	24,996,390	18,638,823
Change in net unrealized appreciation (depreciation)	(35,833,191)	(698,091)
Net increase (decrease) in net assets resulting from operations	(6,610,413)	25,027,377
Distributions to partners from net investment income	(3,831,736)	(6,852,906)
Affiliated share transactions Proceeds from sales of shares*	41,078,350	55,815,535
Reinvestment of distributions	3,831,415	6,852,309
Cost of shares redeemed	(43,214,586)	(86,150,862)
Net increase (decrease) in net assets resulting from share transactions	1,695,179	(23,483,018)
Total increase (decrease) in net assets	(8,746,970)	(5,308,547)

Net Assets
Beginning of period	224,026,193	229,334,740
End of period	$ 215,279,223	$ 224,026,193
Other Affiliated Information Shares
Sold	249,544	410,595
Issued in reinvestment of distributions	22,798	51,480
Redeemed	(253,440)	(696,930)
Net increase (decrease)	18,902	(234,855)

* Amount includes in-kind contributions for the year ended September 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 141.22	$ 125.92	$ 110.04	$ 146.93	$ 103.95
Income from Investment Operations
Net investment income (loss) B	2.78	5.16 F	1.93	2.48	2.64 G
Net realized and unrealized gain (loss)	(7.38)	14.82	15.74	(36.82)	42.85
Total from investment operations	(4.60)	19.98	17.67	(34.34)	45.49
Distributions to partners from net investment income	(2.52)	(4.68)	(1.79)	(2.55)	(2.51)
Net asset value, end of period	$ 134.10	$ 141.22	$ 125.92	$ 110.04	$ 146.93
Total Return A	(3.61)%	16.14%	16.78%	(23.79)%	44.20%
Ratios to Average Net Assets C, H
Expenses before reductions	.01%	.01%	.01%	.01%	-% E
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	-% E
Expenses net of all reductions	.01%	.01%	.01%	-% E	-% E
Net investment income (loss)	1.66%	3.84% F	2.12%	1.72%	2.09% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 215,279	$ 224,026	$ 229,335	$ 189,735	$ 256,792
Portfolio turnover rate D	105%	104% I	158%	100%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a special dividend which amounted to $2.76 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.79%.

G Investment income per share reflects a special dividend which amounted to $.35 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.82%.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity Telecom Services Central Fund	-2.37%	1.84%	4.55%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Telecom Services Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from Kristina Salen, Portfolio Manager of Fidelity® Telecom Services Central Fund: The fund returned -2.37% for the year, underperforming both the -0.38% result of its sector benchmark, the MSCI® U.S. IM Telecommunications Services 25/50 Index, and the S&P 500®. Relative to the MSCI index, fund performance was hurt by significant underweightings in telecom giants Verizon Communications - the largest individual detractor - and AT&T, which together comprised nearly half of the sector benchmark. Bolstered by their more-defensive characteristics, both stocks performed comparably well amid heightened market volatility later in the period. Other negatives included an overweighting in Clearwire, a provider of high-speed wireless Internet service, and untimely positioning in leading Voice over Internet Protocol (VoIP) company Vonage Holdings. An out-of-index position in AsiaInfo-Linkage, a telecom software solutions and tech products/services firm, also meaningfully detracted. On the flip side, an average underweighting in prepaid wireless provider Leap Wireless International later in the period was a plus when the stock underperformed. The fund's out-of-benchmark exposure to Brazilian wireless provider Vivo Participacoes helped, as did having only a scant stake in Telephone & Data Systems, another wireless provider. Some of the stocks I've mentioned in this review were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Telecom Services Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	18.0	19.5
Verizon Communications, Inc.	15.3	14.0
CenturyLink, Inc.	8.8	3.7
American Tower Corp. Class A	8.0	6.6
Crown Castle International Corp.	5.2	4.7
Sprint Nextel Corp.	4.1	5.0
tw telecom, inc.	3.5	3.6
SBA Communications Corp. Class A	3.5	2.7
NII Holdings, Inc.	2.8	3.7
Cogent Communications Group, Inc.	2.2	1.5
	71.4
Top Industries (% of fund's net assets)
As of September 30, 2011
Diversified Telecommunication Services 63.7%
Wireless Telecommunication Services 28.6%
Media 3.4%
Software 1.3%
Internet Software & Services 0.9%
All Others* 2.1%

As of March 31, 2011
Diversified Telecommunication Services 57.4%
Wireless Telecommunication Services 32.0%
Media 5.6%
Internet Software & Services 1.3%
Software 1.3%
All Others* 2.4%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Telecom Services Central Fund

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
COMMUNICATIONS EQUIPMENT - 0.0%
Communications Equipment - 0.0%
Nortel Networks Corp. (a)	4,600	$ 0
DIVERSIFIED FINANCIAL SERVICES - 0.9%
Other Diversified Financial Services - 0.9%
SREI Infrastructure Finance Ltd.	2,314,179	1,593,006
DIVERSIFIED TELECOMMUNICATION SERVICES - 63.7%
Alternative Carriers - 13.0%
AboveNet, Inc.	74,200	3,977,120
Cogent Communications Group, Inc. (a)	300,200	4,037,690
Global Crossing Ltd. (a)	119,400	2,854,854
Iliad SA	8,760	985,878
PAETEC Holding Corp. (a)	443,200	2,344,528
tw telecom, inc. (a)	393,000	6,492,360
Vonage Holdings Corp. (a)	1,177,800	3,062,280
		23,754,710
Integrated Telecommunication Services - 50.7%
AT&T, Inc.	1,149,932	32,796,061
Cbeyond, Inc. (a)	313,550	2,213,663
CenturyLink, Inc.	485,881	16,092,379
China Telecom Corp. Ltd. sponsored ADR (d)	14,700	909,783
China Unicom (Hong Kong) Ltd. sponsored ADR (d)	60,000	1,224,000
Cincinnati Bell, Inc. New (a)	575,700	1,778,913
Frontier Communications Corp.	268,200	1,638,702
General Communications, Inc. Class A (a)	80,300	658,460
Koninklijke KPN NV	83,952	1,113,653
Telecomunicacoes de Sao Paulo SA sponsored ADR	113,760	3,008,952
Telenor ASA sponsored ADR	67,300	3,126,085
Verizon Communications, Inc.	761,170	28,011,056
		92,571,707
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		116,326,417
INTERNET SOFTWARE & SERVICES - 0.9%
Internet Software & Services - 0.9%
Rackspace Hosting, Inc. (a)	49,800	1,700,172
MEDIA - 3.4%
Cable & Satellite - 3.4%
Comcast Corp. Class A	159,000	3,323,100
Common Stocks - continued
	Shares	Value
MEDIA - CONTINUED
Cable & Satellite - continued
Liberty Global, Inc. Class A (a)	25,834	$ 934,674
Virgin Media, Inc.	75,794	1,845,584
		6,103,358
PROFESSIONAL SERVICES - 0.0%
Research & Consulting Services - 0.0%
Pendrell Corp. (a)	300	675
SOFTWARE - 1.3%
Application Software - 1.3%
AsiaInfo-Linkage, Inc. (a)(d)	141,700	1,045,746
Synchronoss Technologies, Inc. (a)	54,830	1,365,815
		2,411,561
WIRELESS TELECOMMUNICATION SERVICES - 28.6%
Wireless Telecommunication Services - 28.6%
American Tower Corp. Class A (a)	272,311	14,650,332
Clearwire Corp. Class A (a)(d)	711,741	1,658,357
Crown Castle International Corp. (a)	232,820	9,468,789
Leap Wireless International, Inc. (a)	175,600	1,211,640
MetroPCS Communications, Inc. (a)	437,416	3,809,893
NII Holdings, Inc. (a)	189,919	5,118,317
PT Indosat Tbk	3,462,700	2,048,262
SBA Communications Corp. Class A (a)	183,850	6,339,148
Sprint Nextel Corp. (a)	2,471,802	7,514,278
VimpelCom Ltd. sponsored ADR	45,500	433,615
		52,252,631
TOTAL COMMON STOCKS (Cost $166,399,056)		180,387,820
Money Market Funds - 3.3%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	1,816,272	$ 1,816,272
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	4,251,000	4,251,000
TOTAL MONEY MARKET FUNDS (Cost $6,067,272)		6,067,272
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $172,466,328)		186,455,092
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(3,821,927)
NET ASSETS - 100%		$ 182,633,165
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,583
Fidelity Securities Lending Cash Central Fund	118,291
Total	$ 121,874
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 180,387,820	$ 176,746,552	$ 3,641,268	$ -
Money Market Funds	6,067,272	6,067,272	-	-
Total Investments in Securities:	$ 186,455,092	$ 182,813,824	$ 3,641,268	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $3,807,853) - See accompanying schedule: Unaffiliated issuers (cost $166,399,056)	$ 180,387,820
Fidelity Central Funds (cost $6,067,272)	6,067,272
Total Investments (cost $172,466,328)		$ 186,455,092
Cash		46,887
Receivable for investments sold		257,333
Receivable for fund shares sold		80,038
Dividends receivable		60,962
Distributions receivable from Fidelity Central Funds		9,380
Other receivables		29,997
Total assets		186,939,689

Liabilities
Payable for fund shares redeemed	$ 52,293
Other payables and accrued expenses	3,231
Collateral on securities loaned, at value	4,251,000
Total liabilities		4,306,524

Net Assets		$ 182,633,165
Net Assets consist of:
Paid in capital		$ 168,643,745
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,989,420
Net Assets, for 1,641,109 shares outstanding		$ 182,633,165
Net Asset Value, offering price and redemption price per share ($182,633,165 ÷ 1,641,109 shares)		$ 111.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Telecom Services Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 4,647,744
Interest		2
Income from Fidelity Central Funds (including $118,291 from security lending)		121,874
Total income		4,769,620

Expenses
Custodian fees and expenses	$ 14,650
Independent directors' compensation	1,042
Miscellaneous	16
Total expenses before reductions	15,708
Expense reductions	(1,042)	14,666
Net investment income (loss)		4,754,954
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,116,763
Foreign currency transactions	(41,749)
Total net realized gain (loss)		9,075,014
Change in net unrealized appreciation (depreciation) on: Investment securities	(18,987,809)
Assets and liabilities in foreign currencies	(4,037)
Total change in net unrealized appreciation (depreciation)		(18,991,846)
Net gain (loss)		(9,916,832)
Net increase (decrease) in net assets resulting from operations		$ (5,161,878)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,754,954	$ 4,661,890
Net realized gain (loss)	9,075,014	8,246,071
Change in net unrealized appreciation (depreciation)	(18,991,846)	15,141,768
Net increase (decrease) in net assets resulting from operations	(5,161,878)	28,049,729
Distributions to partners from net investment income	(4,693,745)	(4,666,381)
Affiliated share transactions Proceeds from sales of shares*	27,773,660	46,520,548
Reinvestment of distributions	4,693,313	4,665,871
Cost of shares redeemed	(20,121,159)	(68,298,869)
Net increase (decrease) in net assets resulting from share transactions	12,345,814	(17,112,450)
Total increase (decrease) in net assets	2,490,191	6,270,898

Net Assets
Beginning of period	180,142,974	173,872,076
End of period	$ 182,633,165	$ 180,142,974
Other Affiliated Information Shares
Sold	220,974	443,986
Issued in reinvestment of distributions	37,690	45,121
Redeemed	(160,346)	(692,644)
Net increase (decrease)	98,318	(203,537)

* Amount includes in-kind contributions for the year ended September 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 116.76	$ 99.56	$ 89.72	$ 152.32	$ 114.90
Income from Investment Operations
Net investment income (loss) B	3.02	3.49	1.70	2.76	2.85
Net realized and unrealized gain (loss)	(5.50)	17.24	9.81	(62.62)	37.42
Total from investment operations	(2.48)	20.73	11.51	(59.86)	40.27
Distributions to partners from net investment income	(2.99)	(3.53)	(1.67)	(2.74)	(2.85)
Net asset value, end of period	$ 111.29	$ 116.76	$ 99.56	$ 89.72	$ 152.32
Total Return A	(2.37)%	21.36%	13.29%	(39.72)%	35.42%
Ratios to Average Net Assets C, F
Expenses before reductions	.01%	.01%	.01%	.02%	-% E
Expenses net of fee waivers, if any	.01%	.01%	.01%	.01%	-% E
Expenses net of all reductions	.01%	.01%	.01%	.01%	-% E
Net investment income (loss)	2.45%	3.34%	2.11%	2.34%	2.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 182,633	$ 180,143	$ 173,872	$ 156,673	$ 247,657
Portfolio turnover rate D	53%	47% G	151%	191%	55%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity Utilities Central Fund	10.38%	3.54%	3.84%

A From July 21, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Utilities Central Fund on July 21, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks eked out slight gains for the 12 months ending September 30, 2011, as investor angst over global economic woes overtook the market in the latter half of the period, extinguishing the sharp run-up in equities from October through April. For the year, the S&P 500® Index rose only 1.14%, while the blue-chip Dow Jones Industrial AverageSM increased 3.83% and the technology-heavy Nasdaq Composite® Index added 2.96%. Following an extended rally fueled by encouraging economic activity, stocks eventually derailed in late July and early August amid wrangling over the U.S. debt ceiling, Standard & Poor's downgrade of the country's long-term sovereign credit rating and deepening debt troubles in Europe. Markets remained volatile through September, when the S&P 500® registered its worst calendar-quarter finish since late 2008. Among market segments, financials had the largest decline (-17%), while the defensive utilities sector fared best (+12%). Small and mid-sized stocks fell shy of their larger-cap counterparts, with the Russell 2000® and Russell Midcap® indexes returning -3.53% and -0.88%, respectively. The financial crisis in Europe helped push the MSCI® EAFE® (Europe, Australasia, Far East) Index to a 12-month decline of 9.26%, its weakest one-year trailing return in more than two years.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Utilities Central Fund: For the year, the fund returned 10.38%, underperforming the 11.98% result of the MSCI® U.S. IM Utilities 25/50 Index, but significantly outpacing the broadly based S&P 500®. At the industry level, unfavorable security selection in electric utilities hurt performance relative to the MSCI index, as did overweighting the independent power/energy trade group, despite good stock picking there. The biggest individual detractor was untimely ownership of Pennsylvania-based electric utility PPL. Other detractors included global power company AES; a small, non-index position in Tokyo Electric Power; untimely ownership of Houston-based independent power producer Calpine; Florida electric utility NextEra Energy; and an underweighting in Atlanta-based electric utility and significant index component Southern. Conversely, stock selection among gas utilities boosted relative results. Top individual contributors included Oklahoma gas utility ONEOK; an underweighting in New Orleans electric utility Entergy; independent power/energy trader Constellation Energy Group, which has headquarters in Maryland; Michigan electric utility ITC Holdings; and an underweighting in Chicago-based electric utility Exelon. Some of the stocks I've mentioned were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Utilities Central Fund

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exelon Corp.	11.5	5.5
FirstEnergy Corp.	9.7	0.0
Edison International	8.4	7.3
Public Service Enterprise Group, Inc.	7.2	4.7
Dominion Resources, Inc.	7.1	1.2
Duke Energy Corp.	5.7	6.9
Southern Co.	4.9	0.0
Progress Energy, Inc.	4.9	2.8
Constellation Energy Group, Inc.	4.9	3.2
ITC Holdings Corp.	4.8	5.7
	69.1
Top Industries (% of fund's net assets)
As of September 30, 2011
Electric Utilities 56.2%
Multi-Utilities 30.2%
Independent Power Producers & Energy Traders 11.7%
Gas Utilities 1.4%
All Others* 0.5%

As of March 31, 2011
Electric Utilities 50.2%
Multi-Utilities 29.7%
Independent Power Producers & Energy Traders 9.8%
Gas Utilities 9.2%
Water Utilities 2.1%
All Others*,† (1.0)%

* Includes short-term investments and net other assets. † All Others are not included in the pie chart.

Annual Report

Fidelity Utilities Central Fund

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
ELECTRIC UTILITIES - 56.2%
Electric Utilities - 56.2%
American Electric Power Co., Inc.	63,024	$ 2,396,172
Duke Energy Corp.	703,074	14,054,449
E.ON AG	59,218	1,297,610
Edison International	539,974	20,654,006
Exelon Corp.	666,070	28,381,242
FirstEnergy Corp.	529,200	23,766,372
ITC Holdings Corp.	151,857	11,758,288
NextEra Energy, Inc.	113,167	6,113,281
NV Energy, Inc.	383,456	5,640,638
Progress Energy, Inc.	231,223	11,958,854
Southern Co.	282,391	11,964,907
		137,985,819
GAS UTILITIES - 1.4%
Gas Utilities - 1.4%
National Fuel Gas Co.	69,660	3,391,049
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 11.7%
Independent Power Producers & Energy Traders - 11.7%
Calpine Corp. (a)	579,950	8,165,696
Constellation Energy Group, Inc.	312,902	11,909,050
The AES Corp. (a)	882,350	8,611,736
		28,686,482
MULTI-UTILITIES - 30.2%
Multi-Utilities - 30.2%
CenterPoint Energy, Inc.	578,939	11,358,783
Dominion Resources, Inc.	346,333	17,583,326
OGE Energy Corp.	142,987	6,833,349
PG&E Corp.	243,448	10,300,285
Public Service Enterprise Group, Inc.	528,110	17,623,031
Sempra Energy	206,444	10,631,866
		74,330,640
TOTAL COMMON STOCKS (Cost $234,589,748)		244,393,990
Money Market Funds - 0.6%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b) (Cost $1,371,385)	1,371,385	$ 1,371,385
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $235,961,133)		245,765,375
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(165,310)
NET ASSETS - 100%		$ 245,600,065
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,349
Fidelity Securities Lending Cash Central Fund	8,764
Total	$ 12,113
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $234,589,748)	$ 244,393,990
Fidelity Central Funds (cost $1,371,385)	1,371,385
Total Investments (cost $235,961,133)		$ 245,765,375
Receivable for investments sold		11,738,730
Receivable for fund shares sold		115,913
Dividends receivable		453,576
Distributions receivable from Fidelity Central Funds		479
Other receivables		1,020
Total assets		258,075,093

Liabilities
Payable for investments purchased	$ 12,397,907
Payable for fund shares redeemed	75,778
Other payables and accrued expenses	1,343
Total liabilities		12,475,028

Net Assets		$ 245,600,065
Net Assets consist of:
Paid in capital		$ 235,795,983
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,804,082
Net Assets, for 2,362,692 shares outstanding		$ 245,600,065
Net Asset Value, offering price and redemption price per share ($245,600,065 ÷ 2,362,692 shares)		$ 103.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Utilities Central Fund
Financial Statements - continued

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 7,695,176
Interest		2
Income from Fidelity Central Funds (including $8,764 from security lending)		12,113
Total income		7,707,291

Expenses
Custodian fees and expenses	$ 15,356
Independent directors' compensation	1,246
Interest	349
Miscellaneous	16
Total expenses before reductions	16,967
Expense reductions	(1,246)	15,721
Net investment income (loss)		7,691,570
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,815,681
Foreign currency transactions	(8,302)
Total net realized gain (loss)		18,807,379
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $1,076)	(4,290,167)
Assets and liabilities in foreign currencies	(141)
Total change in net unrealized appreciation (depreciation)		(4,290,308)
Net gain (loss)		14,517,071
Net increase (decrease) in net assets resulting from operations		$ 22,208,641

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,691,570	$ 6,659,575
Net realized gain (loss)	18,807,379	20,423,266
Change in net unrealized appreciation (depreciation)	(4,290,308)	(2,689,245)
Net increase (decrease) in net assets resulting from operations	22,208,641	24,393,596
Distributions to partners from net investment income	(7,294,206)	(6,145,820)
Affiliated share transactions Proceeds from sales of shares*	32,217,812	55,395,464
Reinvestment of distributions	7,293,826	6,145,456
Cost of shares redeemed	(30,745,786)	(38,266,529)
Net increase (decrease) in net assets resulting from share transactions	8,765,852	23,274,391
Total increase (decrease) in net assets	23,680,287	41,522,167

Net Assets
Beginning of period	221,919,778	180,397,611
End of period	$ 245,600,065	$ 221,919,778
Other Affiliated Information Shares
Sold	308,167	607,289
Issued in reinvestment of distributions	70,429	68,038
Redeemed	(300,146)	(434,250)
Net increase (decrease)	78,450	241,077

* Amount includes in-kind contributions for the year ended September 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 97.15	$ 88.29	$ 93.34	$ 123.19	$ 101.64
Income from Investment Operations
Net investment income (loss) B	3.41	3.34	3.17	2.74	3.02
Net realized and unrealized gain (loss)	6.62	8.61	(5.09)	(29.93)	21.53
Total from investment operations	10.03	11.95	(1.92)	(27.19)	24.55
Distributions to partners from net investment income	(3.23)	(3.09)	(3.13)	(2.66)	(3.00)
Net asset value, end of period	$ 103.95	$ 97.15	$ 88.29	$ 93.34	$ 123.19
Total Return A	10.38%	13.86%	(1.67)%	(22.54)%	24.29%
Ratios to Average Net Assets C, F
Expenses before reductions	.01%	.01%	.01%	-% E	-% E
Expenses net of fee waivers, if any	.01%	.01%	.01%	-% E	-% E
Expenses net of all reductions	.01%	.01%	.01%	-% E	-% E
Net investment income (loss)	3.31%	3.68%	3.95%	2.27%	2.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 245,600	$ 221,920	$ 180,398	$ 191,043	$ 248,588
Portfolio turnover rate D	201%	246% G	216%	112%	94%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity® Consumer Discretionary Central Fund (Consumer Discretionary), Fidelity Consumer Staples Central Fund (Consumer Staples), Fidelity Energy Central Fund (Energy), Fidelity Financials Central Fund (Financials), Fidelity Health Care Central Fund (Health Care), Fidelity Industrials Central Fund (Industrials), Fidelity Information Technology Central Fund (Information Technology), Fidelity Materials Central Fund (Materials), Fidelity Telecom Services Central Fund (Telecom Services), and Fidelity Utilities Central Fund (Utilities), collectively referred to as the Funds, are funds of Fidelity Central Investment Portfolios LLC (the LLC) and are authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each Fund in the LLC is a separate partnership for tax purposes. Shares of each Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Funds are non-diversified with the exception of Financials. The Funds invest primarily in securities of companies whose principal business activities fall within specific industries. The Funds are referred to as Fidelity Central Funds and may also invest in other Fidelity Central Funds available only to investment companies and other accounts managed by FMR and its affiliates. The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each Fund, in accordance with the Partnership Agreement. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

Notes to Financial Statements - continued

2. Investments in Fidelity Central Funds - continued

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Directors to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Directors. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including other Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result of a change in the estimate of the return of capital component of dividend income realized in the year ended September 30, 2010, dividend income has been reduced $597,087 for Telecom Services and reduced $966,707 for Health Care with a corresponding increase for Telecom Services and increase for Health Care to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of each applicable Fund. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because each Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

Consumer Discretionary is subject to a tax imposed on realized short term capital gains on securities of certain issuers domiciled in India. An estimated deferred tax liability for net unrealized gains on these securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by each Fund. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Consumer Discretionary	$ 629,743,098	$ 45,086,638	$ (65,152,415)	$ (20,065,777)
Consumer Staples	566,582,582	108,685,902	(17,970,136)	90,715,766
Energy	783,955,674	23,321,895	(140,551,460)	(117,229,565)
Financials	1,110,368,157	11,247,318	(219,832,493)	(208,585,175)
Health Care	735,749,928	73,911,782	(51,856,229)	22,055,553
Industrials	721,698,168	19,294,842	(108,181,537)	(88,886,695)
Information Technology	1,152,234,442	158,097,050	(130,648,163)	27,448,887
Materials	239,637,715	17,621,206	(31,983,734)	(14,362,528)
Telecom Services	173,639,320	30,494,780	(17,679,008)	12,815,772
Utilities	237,816,826	12,955,655	(5,007,106)	7,948,549

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Funds' financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Discretionary	1,193,991,417	1,206,378,080
Consumer Staples	323,422,889	330,166,367
Energy	831,435,862	794,406,995
Financials	3,603,102,508	3,509,909,008
Health Care	998,882,826	1,088,644,441
Industrials	759,070,286	758,313,121
Information Technology	2,112,507,557	2,044,787,560
Materials	262,944,933	264,671,455
Telecom Services	115,971,358	102,108,657
Utilities	474,871,663	465,479,965

Financials and Information Technology realized gains on the sales of investments not meeting the investment restrictions of the Funds.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides each Fund with investment management services. The Funds do not pay any fees for these services. Pursuant to each Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract FMR pays all other expenses of each Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Discretionary	$ 59,272
Consumer Staples	7,524
Energy	7,931
Financials	239,767
Health Care	17,896
Industrials	16,713
Information Technology	60,350
Materials	4,312
Telecom Services	8,806
Utilities	14,507

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, Consumer Discretionary, Consumer Staples, Energy, Health Care, Industrials, Information Technology, Materials, Telecom Services, and Utilities had no interfund loans outstanding. Financials' open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in their Statement of Assets and Liabilities. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Consumer Discretionary	Borrower	$ 5,750,000.41%		$ 265
Consumer Staples	Borrower	17,587,000.44%		434
Energy	Borrower	10,755,000.45%		533
Financials	Borrower	9,425,444.36%		845
Health Care	Borrower	57,033,000.44%		1,406
Industrials	Borrower	15,417,000.43%		365
Information Technology	Borrower	6,458,778.44%		1,411
Utilities	Borrower	6,089,200.41%		349

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. FCM security lending activity as of and during the period was as follows:

	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Consumer Discretionary	$ 2,504	$ -
Health Care	2,305	1,522,400
Information Technology	38,427	967,360

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of each Fund's operating expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. During the period, the reductions of expenses for each Fund is noted in the table below.

Fund	Expense Reduction	Custody Earnings Credits
Consumer Discretionary	$ 3,615	$ -
Consumer Staples	3,459	19
Energy	4,151	-
Financials	6,063	-
Health Care	4,000	4

Annual Report

8. Expense Reductions - continued

Fund	Expense Reduction	Custody Earnings Credits
Industrials	$ 3,928	$ -
Information Technology	5,955	-
Materials	1,365	-
Telecom Services	1,042	-
Utilities	1,246	-

9. Other.

The Funds' organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Funds.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and the Partners of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund (the Funds), each a Fund of Fidelity Central Investment Portfolios LLC, including the schedules of investments, as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Health Care Central Fund, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, and Fidelity Utilities Central Fund as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Annual Report

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2004

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Consumer Discretionary Central Fund
Fidelity Consumer Staples Central Fund
Fidelity Energy Central Fund
Fidelity Financials Central Fund
Fidelity Health Care Central Fund
Fidelity Industrials Central Fund
Fidelity Information Technology Central Fund
Fidelity Materials Central Fund
Fidelity Telecom Services Central Fund
Fidelity Utilities Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the lack of compensation payable under the management contract is fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of each fund's investment personnel and each fund's investment objective and discipline. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as each fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew each fund's Advisory Contracts. The Board noted that each fund is designed to offer a liquid investment option for other investment companies and accounts managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies and accounts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while each fund does not pay a management fee, FMR pays a management fee on behalf of each fund. The Board also noted that FMR bears all expenses of each fund, except expenses related to each fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of each fund and each fund's total expense ratio was reasonable in light of the services that each fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in these funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to each fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund was not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund, except expenses related to each fund's investment activities.

Economies of Scale. The Board concluded that because each fund pays no advisory fees and FMR bears all expenses of each fund, except expenses related to each fund's investment activities, economies of scale cannot be realized by the funds.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® Emerging Markets Equity Central Fund

Annual Report

September 30, 2011

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are the registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

EMQ-ANN-1111
1.876933.102

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Life of fund A
Fidelity® Emerging Markets Equity Central Fund	-17.34%	21.96%

A From December 9, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Equity Central Fund on December 9, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks suffered a steep and sudden downturn in the latter part of the 12-month period ending September 30, 2011, as investors began to flee riskier securities amid the ongoing sovereign debt crisis in Europe, concern the U.S. economy may contract and worry about a significant slowdown in China. A stronger U.S. dollar versus local currencies also hampered the asset class. The MSCI® Emerging Markets Index declined 15.89% for the year, well below U.S. equities and stocks of international developed markets. The index fell 9% in August and roughly 15% in the final month of the period, pushing it about 30% lower than its early-May high. The emerging-markets index trailed the MSCI® World Index, a measure of developed nations, for four consecutive quarters for the first time since Russia's 1998 default. For the full year, returns across the individual country components of the emerging-markets index were overwhelmingly negative, with only Indonesia, a relatively small constituent, finishing above breakeven. Several of the largest country components struggled, especially China (-26%), Brazil (-26%) and India (-25%), as did Turkey (-29%). Conversely, a handful of constituents outpaced the index, including Taiwan, South Korea and Mexico, which each declined 6%, as well as Malaysia (-5%) and South Africa (-9%). Despite falling 12%, Russia also fared well in relative terms.

Comments from Sam Polyak, Co-Portfolio Manager of Fidelity® Emerging Markets Equity Central Fund, along with James Hayes, Per Johansson, Douglas Chow and Timothy Gannon: For the year, the fund declined 17.34%, trailing the MSCI Emerging Markets Index. Performance was primarily hampered by poor security selection, most notably in consumer discretionary, software/services, diversified financials and real estate. The biggest boost came from our picks in materials, even though the largest individual detractors were three companies from this group: Russian steel producer EVRAZ Group, U.K. copper mining firm Kazakhmys and China's Maanshan Iron & Steel, all of which struggled during the period. Both Kazakhmys and EVRAZ Group were not in the index. In real estate, shares of Indian property developer Unitech detracted. Conversely, the top contributor was an out-of-index stake in uranium producer Uranium One, which is based in Canada but has major mining operations in Kazakhstan. In materials, the fund was helped by positions in Russian potash producer Uralkali and China Shanshui Cement Group, as well as a non-index stake in Canada-based gold producer Yamana Gold. A modest cash position in a down market also provided a boost.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Actual	.0836%	$ 1,000.00	$ 742.70	$ .37
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.65	$ .42

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Money Market Central Funds in which each Fund invests are not included in each Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of September 30, 2011
Brazil 15.1%
Korea (South) 11.9%
China 8.3%
Taiwan 7.2%
Russia 6.9%
India 6.5%
United States of America 4.9%
South Africa 4.6%
Hong Kong 4.3%
Other 30.3%

As of March 31, 2011
Brazil 13.4%
Korea (South) 12.2%
India 9.6%
Russia 9.2%
China 8.9%
Taiwan 8.7%
Mexico 5.1%
South Africa 4.9%
United States of America 4.2%
Other 23.8%

Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	95.8	96.9
Short-Term Investments and Net Other Assets	4.2	3.1
Top Ten Stocks as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	3.2	2.4
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	2.2	1.9
China Mobile (Hong Kong) Ltd. sponsored ADR (Hong Kong, Wireless Telecommunication Services)	2.1	0.8
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.8	2.1
Banco do Brasil SA (Brazil, Commercial Banks)	1.4	1.5
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.4	1.9
Grupo Televisa SA de CV (CPO) sponsored ADR (Mexico, Media)	1.3	1.1
CNOOC Ltd. sponsored ADR (Hong Kong, Oil, Gas & Consumable Fuels)	1.3	0.6
Petroleo Brasileiro SA - Petrobras (ON) sponsored ADR (Brazil, Oil, Gas & Consumable Fuels)	1.3	2.3
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	1.3	2.0
	17.3
Market Sectors as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.9	24.4
Materials	12.8	14.6
Energy	12.8	15.7
Information Technology	11.8	12.3
Telecommunication Services	8.0	6.2
Consumer Discretionary	7.9	6.5
Industrials	7.7	7.5
Consumer Staples	7.1	5.3
Utilities	3.6	3.2
Health Care	1.2	1.2

Annual Report

Investments September 30, 2011

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value
Australia - 0.3%
Paladin Energy Ltd.:
(Australia) (a)	89,545	$ 102,804
(Canada) (a)	496,600	563,726
TOTAL AUSTRALIA		666,530
Bailiwick of Guernsey - 0.2%
Chariot Oil & Gas Ltd. (a)	229,100	449,353
Bermuda - 1.3%
Aquarius Platinum Ltd. (Australia)	269,339	756,102
BW Offshore Ltd.	9,400	16,575
CNPC (Hong Kong) Ltd.	354,000	487,150
GP Investments Ltd. (depositary receipt) (a)	383,014	916,302
Noble Group Ltd.	1,008,000	1,006,109
TOTAL BERMUDA		3,182,238
Brazil - 15.1%
Anhanguera Educacional Participacoes SA	133,276	1,714,662
Arezzo Industria e Comercio SA	71,100	718,182
B2W Companhia Global do Varejo	50,561	395,134
Banco do Brasil SA	262,000	3,459,904
Banco do Estado do Rio Grande do Sul SA	219,900	1,870,494
BM&F Bovespa SA	225,800	1,055,174
BR Properties SA	60,200	546,633
Braskem SA (PN-A)	133,500	1,034,785
Centrais Eletricas Brasileiras SA (Electrobras)	53,200	458,182
Cia.Hering SA	65,200	1,088,746
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	27,800	852,070
Companhia de Saneamento de Minas Gerais	33,600	531,419
Companhia Paranaense de Energia-Copel:
(PN-B)	11,200	201,850
(PN-B) sponsored ADR	40,800	742,968
Ecorodovias Infraestrutura e Logistica SA	112,000	821,691
Energias do Brasil SA	37,500	757,576
Fibria Celulose SA sponsored ADR (d)	136,100	1,030,277
Gerdau SA sponsored ADR (d)	226,200	1,612,806
Itau Unibanco Banco Multiplo SA sponsored ADR	111,460	1,729,859
Localiza Rent A Car SA	77,300	1,023,270
Lojas Americanas SA:
rights 10/26/11 (a)	51	1,898
(PN)	276,222	2,085,248
Mills Estruturas e Servicos de Engenharia SA	84,000	861,882
Common Stocks - continued
	Shares	Value
Brazil - continued
Multiplus SA	55,400	$ 770,181
Natura Cosmeticos SA	34,100	580,117
Obrascon Huarte Lain Brasil SA	15,300	491,292
Petroleo Brasileiro SA - Petrobras:
(ON) sponsored ADR	145,100	3,257,495
(PN) sponsored ADR (non-vtg.)	11,700	242,424
Redecard SA	40,300	548,474
Santos Brasil Participacoes SA unit	38,500	491,228
Tegma Gestao Logistica	400	4,338
Telecomunicacoes de Sao Paulo SA sponsored ADR	54,500	1,441,525
Ultrapar Participacoes SA	151,500	2,375,997
Vale SA (PN-A) sponsored ADR	148,100	3,110,100
TOTAL BRAZIL		37,907,881
British Virgin Islands - 0.2%
Camelot Information Systems, Inc. ADR (a)	41,600	111,488
Sable Mining Africa Ltd. (a)	2,290,100	383,988
TOTAL BRITISH VIRGIN ISLANDS		495,476
Canada - 1.7%
Etrion Corp. (a)	5,902	3,040
Extorre Gold Mines Ltd. (a)	71,700	419,270
Extorre Gold Mines Ltd. (a)(e)	4,800	28,068
First Quantum Minerals Ltd.	54,300	722,584
Goldcorp, Inc.	15,600	715,341
Uranium One, Inc.	315,700	623,389
Yamana Gold, Inc. (d)	125,800	1,725,655
TOTAL CANADA		4,237,347
Cayman Islands - 3.8%
Ajisen (China) Holdings Ltd.	421,000	481,481
Biostime International Holdings Ltd.	319,500	532,581
China Shangshui Cement Group Ltd.	668,000	452,163
Ctrip.com International Ltd. sponsored ADR (a)	29,500	948,720
Eurasia Drilling Co. Ltd. GDR (Reg. S)	27,300	498,225
Geely Automobile Holdings Ltd.	4,505,000	996,938
Greatview Aseptic Pack Co. Ltd.	1,705,000	500,775
Haitian International Holdings Ltd.	425,000	330,389
Hengan International Group Co. Ltd.	235,500	1,880,794
Minth Group Ltd.	902,000	816,708
Renhe Commercial Holdings Co. Ltd.	4,432,000	472,223
Shenguan Holdings Group Ltd.	872,000	442,741
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Uni-President China Holdings Ltd.	1,796,000	$ 974,643
Xueda Education Group sponsored ADR (d)	118,900	324,597
TOTAL CAYMAN ISLANDS		9,652,978
Chile - 0.6%
Aguas Andinas SA	413,991	218,475
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,789	34,324
Enersis SA	3,412,042	1,157,842
TOTAL CHILE		1,410,641
China - 8.3%
Baidu.com, Inc. sponsored ADR (a)	9,800	1,047,718
China Communications Services Corp. Ltd. (H Shares)	1,410,000	645,144
China Construction Bank Corp. (H Shares)	8,950,000	5,413,212
China Pacific Insurance Group Co. Ltd. (H Shares)	394,800	1,137,818
China Petroleum & Chemical Corp. (H Shares)	2,872,000	2,761,994
China Suntien Green Energy Corp. Ltd. (H Shares)	593,000	108,731
China Telecom Corp. Ltd. (H Shares)	1,754,000	1,098,387
Digital China Holdings Ltd. (H Shares)	377,000	493,457
Focus Media Holding Ltd. ADR (a)	28,900	485,231
Harbin Power Equipment Co. Ltd. (H Shares)	952,000	775,704
Industrial & Commercial Bank of China Ltd. (H Shares)	9,373,000	4,526,073
Maanshan Iron & Steel Ltd. (H Shares)	4,064,000	878,981
SINA Corp. (a)(d)	9,200	658,812
Weichai Power Co. Ltd. (H Shares)	200,000	908,653
TOTAL CHINA		20,939,915
Colombia - 1.1%
Ecopetrol SA ADR (d)	65,600	2,643,024
Czech Republic - 0.4%
Ceske Energeticke Zavody AS	23,755	915,414
Egypt - 0.1%
Citadel Capital Corp. (a)	435,300	261,972
Citadel Capital Corp. rights 10/3/11	147,591	0
TOTAL EGYPT		261,972
Hong Kong - 4.3%
China Mobile (Hong Kong) Ltd.	8,000	78,201
China Mobile (Hong Kong) Ltd. sponsored ADR	107,700	5,246,067
CNOOC Ltd. sponsored ADR (d)	20,400	3,270,120
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Lenovo Group Ltd.	2,290,000	$ 1,531,200
Sinotruk Hong Kong Ltd.	1,345,000	756,071
TOTAL HONG KONG		10,881,659
India - 6.5%
Bank of Baroda	32,695	511,608
Bharti Airtel Ltd.	125,597	963,941
Cummins India Ltd.	43,079	363,109
Grasim Industries Ltd.	30,394	1,505,471
Hindustan Petroleum Corp. Ltd.	177,020	1,310,441
Housing Development and Infrastructure Ltd. (a)	259,110	513,784
Indiabulls Real Estate Ltd.	236,094	350,214
Infosys Ltd. sponsored ADR (d)	10,700	546,449
ITC Ltd.	258,656	1,040,997
Jain Irrigation Systems Ltd.	289,817	896,756
JK Cement Ltd.	174,359	404,166
Larsen & Toubro Ltd.	33,227	914,899
Lupin Ltd.	69,107	665,555
Power Finance Corp. Ltd.	13,664	41,529
Power Grid Corp. of India Ltd.	223,067	445,937
Reliance Industries Ltd.	30,063	492,784
SREI Infrastructure Finance Ltd.	2,004,306	1,379,699
State Bank of India	11,774	456,246
Tata Consultancy Services Ltd.	70,003	1,472,006
Tata Motors Ltd. Class A	98,212	174,686
Ultratech Cement Ltd.	55,734	1,294,449
Union Bank of India	87,909	436,751
TOTAL INDIA		16,181,477
Indonesia - 3.4%
PT Bakrieland Development Tbk (a)	84,165,500	1,053,865
PT Bank Mandiri (Persero) Tbk	705,000	498,430
PT Bank Rakyat Indonesia Tbk	478,000	312,981
PT Bank Tabungan Negara Tbk	8,374,500	1,138,831
PT Indo Tambangraya Megah Tbk	188,500	830,638
PT Indosat Tbk	1,189,000	703,319
PT Perusahaan Gas Negara Tbk Series B	783,500	235,493
PT Telkomunikasi Indonesia Tbk sponsored ADR	89,000	2,943,230
PT Tower Bersama Infrastructure Tbk	3,763,000	848,651
TOTAL INDONESIA		8,565,438
Isle of Man - 0.1%
Bahamas Petroleum Co. PLC (a)	1,414,200	187,493
Common Stocks - continued
	Shares	Value
Kazakhstan - 0.4%
JSC Halyk Bank of Kazakhstan unit (a)	148,700	$ 944,245
Korea (South) - 11.3%
Amoreg	6,446	1,256,100
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	17,970	335,899
E-Mart Co. Ltd. (a)	6,367	1,585,555
Hana Financial Group, Inc.	52,540	1,523,734
Hynix Semiconductor, Inc.	76,690	1,349,782
Hyundai Mipo Dockyard Co. Ltd.	3,600	309,114
KB Financial Group, Inc.	64,032	2,110,288
Korea Electric Power Corp. (a)	25,670	448,026
KT&G Corp.	19,122	1,186,966
LG Corp.	26,689	1,329,803
Orion Corp.	3,159	1,377,964
S-Oil Corp.	16,140	1,389,063
Samsung Electronics Co. Ltd.	11,606	8,083,033
Samsung Engineering Co. Ltd.	7,156	1,378,019
Samsung Heavy Industries Ltd.	45,200	1,031,924
Shinhan Financial Group Co. Ltd.	7,490	260,477
Shinhan Financial Group Co. Ltd. sponsored ADR (d)	22,800	1,560,432
Shinsegae Co. Ltd.	3,427	789,592
Tong Yang Life Insurance Co. Ltd.	98,760	1,110,025
TOTAL KOREA (SOUTH)		28,415,796
Luxembourg - 1.1%
Evraz Group SA GDR (a)	85,300	1,342,622
Millicom International Cellular SA (depositary receipt)	6,000	603,549
Samsonite International SA	625,500	872,929
TOTAL LUXEMBOURG		2,819,100
Malaysia - 1.4%
AirAsia Bhd	547,200	513,642
Axiata Group Bhd	622,100	890,877
Genting Bhd	582,600	1,649,754
Sime Darby Bhd	78,000	205,174
Tenaga Nasional Bhd	161,600	260,509
TOTAL MALAYSIA		3,519,956
Mexico - 4.0%
America Movil SAB de CV Series L sponsored ADR	144,300	3,186,144
Cemex SA de CV sponsored ADR (d)	149,448	472,256
Genomma Lab Internacional SA de CV (a)	226,100	377,730
Grupo Modelo SAB de CV Series C	289,700	1,658,323
Common Stocks - continued
	Shares	Value
Mexico - continued
Grupo Televisa SA de CV (CPO) sponsored ADR	183,300	$ 3,370,887
Wal-Mart de Mexico SA de CV Series V	458,000	1,055,424
TOTAL MEXICO		10,120,764
Nigeria - 0.9%
Guaranty Trust Bank PLC GDR (Reg. S)	297,212	1,203,709
Zenith Bank PLC	12,317,648	955,985
TOTAL NIGERIA		2,159,694
Peru - 0.5%
Compania de Minas Buenaventura SA sponsored ADR	36,000	1,358,640
Philippines - 1.1%
Manila Water Co., Inc.	562,500	244,168
Metro Pacific Investments Corp.	6,785,000	426,730
Metropolitan Bank & Trust Co.	478,277	721,928
Robinsons Land Corp.	5,225,050	1,350,327
TOTAL PHILIPPINES		2,743,153
Poland - 0.9%
Eurocash SA	60,300	431,390
Polska Grupa Energetyczna SA	81,200	476,494
Powszechny Zaklad Ubezpieczen SA	14,500	1,378,743
TOTAL POLAND		2,286,627
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	86,884	377,933
Russia - 6.7%
Bank St. Petersburg OJSC (a)	178,600	463,487
Interregional Distribution Grid Companies Holding JSC (a)	2,606,400	179,378
Interregional Distribution Grid Companies Holding JSC rights	330,282	0
Lukoil Oil Co. sponsored ADR	23,900	1,199,541
M Video OJSC (a)	207,300	1,372,922
Magnit OJSC GDR (Reg. S)	67,700	1,294,424
Magnitogorsk Iron & Steel Works OJSC unit	89,500	428,079
Mobile TeleSystems OJSC sponsored ADR	125,200	1,539,960
OAO Gazprom sponsored ADR	170,800	1,631,140
OAO NOVATEK GDR	26,000	3,021,200
OGK-4 OJSC (a)	2,772,100	182,241
Sberbank (Savings Bank of the Russian Federation) (a)	1,554,244	3,404,962
TNK-BP Holding (a)	328,400	798,792
Uralkali JSC GDR (Reg. S)	35,600	1,228,200
TOTAL RUSSIA		16,744,326
Common Stocks - continued
	Shares	Value
Singapore - 0.5%
First Resources Ltd.	1,148,000	$ 1,067,845
Sound Global Ltd.	451,000	142,502
TOTAL SINGAPORE		1,210,347
South Africa - 4.6%
Absa Group Ltd.	158,811	2,640,756
African Bank Investments Ltd.	238,700	975,009
AngloGold Ashanti Ltd.	62,700	2,598,024
Aspen Pharmacare Holdings Ltd.	72,600	819,996
Barloworld Ltd.	106,300	794,322
Blue Label Telecoms Ltd.	799,206	503,523
Impala Platinum Holdings Ltd.	86,700	1,762,653
Life Healthcare Group Holdings Ltd.	299,500	715,478
Sanlam Ltd.	220,100	736,936
TOTAL SOUTH AFRICA		11,546,697
Taiwan - 7.2%
Advanced Semiconductor Engineering, Inc.	793,807	677,037
Asia Cement Corp.	772,400	795,276
Catcher Technology Co. Ltd.	168,000	962,184
Cheng Uei Precision Industries Co. Ltd.	378,563	820,513
Chinatrust Financial Holding Co. Ltd.	552,000	323,220
Chroma ATE, Inc.	278,933	571,737
Chunghwa Telecom Co. Ltd.	203,000	672,539
Fubon Financial Holding Co. Ltd.	22,775	23,526
HIWIN Technologies Corp.	118,400	803,121
Hon Hai Precision Industry Co. Ltd. (Foxconn)	25,973	57,898
HTC Corp.	108,200	2,376,515
Kinsus Interconnect Technology Corp.	170,000	549,401
Nan Ya Plastics Corp.	95,000	204,059
President Chain Store Corp.	102,000	574,639
Synnex Technology International Corp.	351,753	759,776
Taiwan Fertilizer Co. Ltd.	603,000	1,460,712
Taiwan Semiconductor Manufacturing Co. Ltd.	1,166,469	2,626,306
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	268,901	3,073,538
Unified-President Enterprises Corp.	237,000	304,109
WPG Holding Co. Ltd.	369,510	425,022
TOTAL TAIWAN		18,061,128
Thailand - 2.6%
Bangkok Bank Public Co. Ltd. (For. Reg.)	331,300	1,561,194
Banpu PCL (For. Reg.)	43,600	727,547
Electricity Generating PCL (For. Reg.)	136,500	366,049
Common Stocks - continued
	Shares	Value
Thailand - continued
PTT Chemical PCL	239,600	$ 752,787
PTT PCL (For. Reg.)	154,100	1,271,529
Siam Cement PCL (For. Reg.)	116,900	1,161,160
Siam Commercial Bank PCL (For. Reg.)	226,900	763,292
TOTAL THAILAND		6,603,558
Turkey - 2.2%
Aygaz A/S	94,000	486,551
TAV Havalimanlari Holding AS (a)	244,000	966,259
Turkiye Garanti Bankasi AS	142,000	553,162
Turkiye Is Bankasi AS Series C	558,000	1,444,126
Turkiye Vakiflar Bankasi TAO	963,000	1,932,684
Yazicilar Holding A/S	8,439	42,773
TOTAL TURKEY		5,425,555
United Kingdom - 1.4%
Afren PLC (a)	180,600	228,874
Antofagasta PLC	45,400	656,079
Aurelian Oil & Gas PLC (a)	600,500	170,935
Hikma Pharmaceuticals PLC	62,133	552,398
Kazakhmys PLC	157,100	1,943,141
TOTAL UNITED KINGDOM		3,551,427
United States of America - 0.7%
Cognizant Technology Solutions Corp. Class A (a)	17,000	1,065,900
ION Geophysical Corp. (a)	149,800	708,554
TOTAL UNITED STATES OF AMERICA		1,774,454
TOTAL COMMON STOCKS (Cost $267,426,662)		238,242,236
Nonconvertible Preferred Stocks - 0.8%

Korea (South) - 0.6%
Hyundai Motor Co. Series 2	25,180	1,426,401
Russia - 0.2%
Sberbank (Savings Bank of the Russian Federation) (a)	383,600	649,638
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,404,253)		2,076,039
Money Market Funds - 8.8%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	14,365,439	$ 14,365,439
Fidelity Securities Lending Cash Central Fund, 0.12% (b)(c)	7,637,918	7,637,918
TOTAL MONEY MARKET FUNDS (Cost $22,003,357)		22,003,357
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $291,834,272)		262,321,632
NET OTHER ASSETS (LIABILITIES) - (4.6)%		(11,637,719)
NET ASSETS - 100%		$ 250,683,913
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $28,068 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 10,122
Fidelity Securities Lending Cash Central Fund	185,476
Total	$ 195,598
Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 37,907,881	$ 37,907,881	$ -	$ -
Korea (South)	29,842,197	1,560,432	28,281,765	-
China	20,939,915	2,191,761	18,748,154	-
Taiwan	18,061,128	3,073,538	14,987,590	-
Russia	17,393,964	17,393,964	-	-
India	16,181,477	546,449	15,635,028	-
South Africa	11,546,697	8,948,673	2,598,024	-
Hong Kong	10,881,659	8,516,187	2,365,472	-
Mexico	10,120,764	10,120,764	-	-
Other	67,442,593	39,379,994	28,062,599	-
Money Market Funds	22,003,357	22,003,357	-	-
Total Investments in Securities:	$ 262,321,632	$ 151,643,000	$ 110,678,632	$ -
Transfers from Level 1 to Level 2 during the period were $87,125,256.
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	7,059
Total Unrealized Gain (Loss)	-
Cost of Purchases	-
Proceeds of Sales	(7,059)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ -
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value (including securities loaned of $7,186,712) - See accompanying schedule: Unaffiliated issuers (cost $269,830,915)	$ 240,318,275
Fidelity Central Funds (cost $22,003,357)	22,003,357
Total Investments (cost $291,834,272)		$ 262,321,632
Foreign currency held at value (cost $1,293,912)		1,232,812
Receivable for investments sold		9,634,692
Receivable for fund shares sold		246,605
Dividends receivable		531,433
Distributions receivable from Fidelity Central Funds		2,353
Other receivables		251,976
Total assets		274,221,503

Liabilities
Payable to custodian bank	$ 56,019
Payable for investments purchased	14,629,419
Payable for fund shares redeemed	1,139,282
Other payables and accrued expenses	74,952
Collateral on securities loaned, at value	7,637,918
Total liabilities		23,537,590

Net Assets		$ 250,683,913
Net Assets consist of:
Paid in capital		$ 280,252,786
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(29,568,873)
Net Assets, for 1,505,225 shares outstanding		$ 250,683,913
Net Asset Value, offering price and redemption price per share ($250,683,913 ÷ 1,505,225 shares)		$ 166.54

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 7,318,777
Interest		764
Income from Fidelity Central Funds		195,598
Income before foreign taxes withheld		7,515,139
Less foreign taxes withheld		(915,661)
Total income		6,599,478

Expenses
Custodian fees and expenses	$ 451,243
Independent directors' compensation	2,026
Interest	7,198
Miscellaneous	16
Total expenses before reductions	460,483
Expense reductions	(2,026)	458,457
Net investment income (loss)		6,141,021
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	67,371,688
Foreign currency transactions	(990,301)
Futures contracts	(410,825)
Total net realized gain (loss)		65,970,562
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $776,667)	(114,017,459)
Assets and liabilities in foreign currencies	(69,321)
Total change in net unrealized appreciation (depreciation)		(114,086,780)
Net gain (loss)		(48,116,218)
Net increase (decrease) in net assets resulting from operations		$ (41,975,197)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,141,021	$ 6,351,370
Net realized gain (loss)	65,970,562	33,268,573
Change in net unrealized appreciation (depreciation)	(114,086,780)	28,870,094
Net increase (decrease) in net assets resulting from operations	(41,975,197)	68,490,037
Distributions to partners from net investment income	(5,183,388)	(4,945,649)
Affiliated share transactions Proceeds from sales of shares	82,086,029	179,105,776
Reinvestment of distributions	4,380,702	4,303,422
Cost of shares redeemed	(183,186,648)	(34,051,036)
Net increase (decrease) in net assets resulting from share transactions	(96,719,917)	149,358,162
Total increase (decrease) in net assets	(143,878,502)	212,902,550

Net Assets
Beginning of period	394,562,415	181,659,865
End of period	$ 250,683,913	$ 394,562,415
Other Affiliated Information Shares
Sold	399,640	1,016,933
Issued in reinvestment of distributions	20,560	23,439
Redeemed	(842,969)	(184,717)
Net increase (decrease)	(422,769)	855,655

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 204.65	$ 169.41	$ 100.00
Income from Investment Operations
Net investment income (loss) D	3.61	3.41	2.43
Net realized and unrealized gain (loss)	(38.40)	34.39	69.31
Total from investment operations	(34.79)	37.80	71.74
Distributions to partners from net investment income	(3.32)	(2.56)	(2.33)
Net asset value, end of period	$ 166.54	$ 204.65	$ 169.41
Total Return B, C	(17.34)%	22.50%	72.46%
Ratios to Average Net Assets E,H
Expenses before reductions	.12%	.12%	.12% A
Expenses net of fee waivers, if any	.12%	.12%	.12% A
Expenses net of all reductions	.12%	.12%	.12% A
Net investment income (loss)	1.67%	1.86%	2.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 250,684	$ 394,562	$ 181,660
Portfolio turnover rate F	126%	104%	94% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period December 9, 2008 (commencement of operations) to September 30, 2009.

H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity Emerging Markets Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Directors to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Directors. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs, futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from other Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are recorded on the ex-dividend date and are paid from net investment income on a book basis. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.
The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 18,190,206
Gross unrealized depreciation	(52,001,871)
Net unrealized appreciation (depreciation) on securities and other investments	$ (33,811,665)

Tax Cost	$ 296,133,297

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Annual Report

5. Derivative Instruments - continued

Futures Contracts - continued

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of ($410,825) related to its investment in futures contracts. This amount is included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $453,161,200 and $559,231,060, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $244 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 19,692,250.41%		$ 891

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Total security lending income during the period amounted to $185,476, including $5 from securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $87,326,000. The weighted average interest rate was .65%. The interest expense amounted to $6,307 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $2,026.

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity Emerging Markets Equity Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Emerging Markets Equity Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from December 9, 2008 (commencement of operations) to September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Emerging Markets Equity Central Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period from December 9, 2008 (commencement of operations) to September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 11, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the lack of compensation payable under the management contract is fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts. The Board noted that the fund is designed to offer a liquid investment option for other investment companies and accounts managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® Floating Rate
Central Fund

Annual Report

September 30, 2011

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

FR1-ANN-1111
1.814672.106

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Life of FundA
Fidelity® Floating Rate Central Fund	3.09%	4.84%	5.19%

A From December 15, 2004.

$10,000 Over Life of Fund *

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate Central Fund on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P®/Loan Syndications and Trading Association Leveraged Performing Loan Index performed over the same period.

* From December 31, 2004 (first date following the fund's commencement for which the life of fund return for the S&P/LSTA Leveraged Performing Loan Index is available).

Annual Report

Management's Discussion of Fund Performance

Market Recap: The leveraged-loan market took a turn for the worse during the 12 months ending September 30, 2011, with the S&P®/LSTA Leveraged Performing Loan Index posting only a modest gain of 1.93%. The tone of the market changed in May and June, when returns turned negative as investors sought safer havens amid concern about eurozone sovereign debt woes and a weakening global economy. The leveraged-loan index eked out a modestly positive return in July, but declined sharply in August. During that month, deepening eurozone difficulties, disappointing global economic reports and the historic downgrade by Standard & Poor's of its long-term sovereign credit rating on the United States prompted investors to pull more than $5 billion, a record, from floating-rate bank loan mutual funds. The market stabilized in September, however, helped in part by a default rate that remained low. Early in the 12-month period, accommodative Federal Reserve monetary policy, declining default rates and a favorable supply/demand dynamic buoyed floating-rate bank loans. Asset flows into leveraged-loan funds rose to an all-time high, while supply shrank as many leveraged companies restructured their debt by locking in low long-term interest rates through the issuance of longer-term secured bonds, using the proceeds to pay off outstanding floating-rate bank loans.

Comments from Eric Mollenhauer, Portfolio Manager of Fidelity® Floating Rate Central Fund: For the year, the fund returned 3.09%, outperforming the S&P®/LSTA index. At the industry level, the fund benefited the most versus the index from security selection within lodging/casinos - including the largest individual contributor, an out-of-benchmark position in luxury resort operator Kerzner International - and underweighting the weak-performing publishing industry. Security selection in the latter group, along with retailers (excluding food and drug) and leisure goods, also boosted relative performance. Other individual contributors included not owning directory publisher and index component Dex One; an out-of-index investment in casino operator Gun Lake Tribal Gaming Authority; underexposure to directory publisher SuperMedia, which was not held at period end; timely ownership of Texas-based electric utility Texas Competitive Electric Holdings; and an overweighting in automotive parts supplier Federal-Mogul. On the downside, fund performance was held back by unfavorable security selection within the telecommunications industry, including telephone and Internet services provider FairPoint Communications and enterprise communications systems provider Avaya. Business information publisher Advanstar Communications and Maryland electric utility Bicent Power also were misses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Actual	.0007%	$ 1,000.00	$ 955.70	$ .00
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,025.06	$ .00

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of September 30, 2011
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.	3.4	3.6
First Data Corp.	3.2	2.9
Intelsat Jackson Holdings SA	2.8	1.6
Univision Communications, Inc.	2.4	2.4
Digicel International Fin Ltd.	2.3	2.2
	14.1
Top Five Market Sectors as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	13.6	13.5
Telecommunications	11.1	10.3
Electric Utilities	7.7	8.1
Healthcare	7.5	8.1
Gaming	6.5	6.0
Quality Diversification (% of fund's net assets)
As of September 30, 2011	As of March 31, 2011
BBB 0.9%	BBB 1.5%
BB 24.6%	BB 25.1%
B 45.8%	B 43.5%
CCC,CC,C 7.7%	CCC,CC,C 4.9%
Not Rated 14.7%	Not Rated 18.8%
Equities 1.2%	Equities 2.2%
Interfund Loans 0.2%	Interfund Loans 0.0%
Short-Term Investments and Net Other Assets 4.9%	Short-Term Investments and Net Other Assets 4.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of September 30, 2011*		As of March 31, 2011**
	Interfund Loans 0.2%		Interfund Loans 0.0%
	Floating Rate Loans 87.3%		Floating Rate Loans 86.3%
	Nonconvertible Bonds 6.4%		Nonconvertible Bonds 7.5%
	Common Stocks 1.2%		Common Stocks 2.2%
	Short-Term Investments and Net Other Assets 4.9%		Short-Term Investments and Net Other Assets 4.0%
* Foreign investments	9.2%	** Foreign investments	7.3%

Annual Report

Investments September 30, 2011

Showing Percentage of Net Assets

Floating Rate Loans (f) - 87.3%
	Principal Amount	Value
Aerospace - 2.3%
Aeroflex, Inc. Tranche B, term loan 4.25% 5/9/18 (e)	$ 9,760,538	$ 9,321,313
Sequa Corp. term loan 3.4988% 12/3/14 (e)	47,349,953	44,627,331
TransDigm, Inc. Tranche B, term loan 4% 2/14/17 (e)	9,647,100	9,381,805
		63,330,449
Air Transportation - 1.7%
Delta Air Lines, Inc. Tranche B, term loan 5.5% 4/20/17 (e)	9,695,700	9,113,958
Northwest Airlines Corp.:
Tranche A, term loan 2.12% 12/31/18 (e)	4,936,488	4,541,569
Tranche B, term loan 3.8577% 12/22/13 (e)	2,389,873	2,342,076
United Air Lines, Inc. Tranche B, term loan 2.25% 2/1/14 (e)	4,759,579	4,497,802
US Airways Group, Inc. term loan 2.7388% 3/23/14 (e)	32,813,185	27,727,141
		48,222,546
Automotive - 3.6%
AM General LLC:
Credit-Linked Deposit 3.2389% 9/30/12 (e)	125,331	114,051
term loan 5.9958% 4/17/12 (e)	5,089,746	4,835,258
Tranche B, term loan 3.2215% 9/30/13 (e)	2,048,350	1,863,999
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (e)	23,944,988	20,832,139
Delphi Corp. Tranche B, term loan 3.5% 3/31/17 (e)	9,258,224	9,119,350
Federal-Mogul Corp.:
Tranche B, term loan 2.1591% 12/27/14 (e)	45,286,148	41,210,395
Tranche C, term loan 2.1664% 12/27/15 (e)	23,105,178	21,025,712
		99,000,904
Banks & Thrifts - 0.3%
Ocwen Financial Corp. Tranche B, term loan 7% 9/1/16 (e)	9,535,500	9,273,274
Broadcasting - 4.8%
AMC Networks, Inc. Tranche B, term loan 4% 12/31/18 (e)	7,541,100	7,314,867
Clear Channel Capital I LLC Tranche B, term loan 3.8889% 1/29/16 (e)	18,151,664	12,660,786
Clear Channel Communications, Inc. Tranche A, term loan 3.6389% 7/30/14 (e)	9,379,967	7,597,773
Nexstar Broadcasting, Inc. term loan 5% 9/30/16 (e)	9,107,881	8,902,953
Floating Rate Loans (f) - continued
	Principal Amount	Value
Broadcasting - continued
TWCC Holding Corp. Tranche B, term loan 4.25% 2/11/17 (e)	$ 4,713,669	$ 4,642,964
Univision Communications, Inc. term loan 4.4889% 3/31/17 (e)	79,118,258	66,261,541
VNU, Inc. Tranche C, term loan 3.4761% 5/1/16 (e)	27,889,691	26,704,379
		134,085,263
Building Materials - 0.2%
Armstrong World Industries, Inc. Tranche B, term loan 4% 3/10/18 (e)	3,387,975	3,294,806
Goodman Global Group, Inc. Tranche 2 LN, term loan 9% 10/28/17 (e)	1,515,000	1,522,575
		4,817,381
Cable TV - 1.2%
CSC Holdings, Inc. Tranche B3, term loan 3.2397% 3/29/16 (e)	18,160,944	17,525,311
Liberty Cablevision of Puerto Rico LTC term loan 2.3471% 6/15/14 (e)	1,962,875	1,874,546
UPC Broadband Holding BV:
Tranche T, term loan 3.7215% 12/31/16 (e)	589,921	564,112
Tranche X, term loan 3.7215% 12/31/17 (e)	8,464,627	8,062,558
WideOpenWest Finance LLC Tranche B 1LN, term loan 2.73% 6/27/14 (e)	4,828,985	4,466,811
		32,493,338
Capital Goods - 0.8%
Husky Intermediate, Inc. Tranche B, term loan 6.5% 6/30/18 (e)	14,638,313	14,162,567
Kinetek Industries, Inc. Tranche B 1LN, term loan 2.8686% 11/10/13 (e)	1,066,174	1,003,536
Tomkins PLC Tranche B, term loan 4.25% 9/21/16 (e)	8,650,474	8,455,839
		23,621,942
Chemicals - 1.3%
Celanese Holdings LLC Tranche C, term loan 2.9958% 10/31/16 (e)	4,737,403	4,678,185
Nalco Co. Tranche B 1LN, term loan 4.5% 10/5/17 (e)	6,806,250	6,772,219
OM Group, Inc. Tranche B, term loan 5.75% 8/2/17 (e)	9,780,000	9,694,914
Tronox, Inc. Tranche B, term loan 7% 10/21/15 (e)	9,652,063	9,639,997
Univar NV Tranche B, term loan 5% 6/30/17 (e)	5,195,738	4,845,025
		35,630,340
Floating Rate Loans (f) - continued
	Principal Amount	Value
Consumer Products - 2.0%
Amscan Holdings, Inc. Tranche B, term loan 6.75% 11/30/17 (e)	$ 9,627,750	$ 9,435,195
Huish Detergents, Inc.:
Tranche 2LN, term loan 4.49% 10/26/14 (e)	4,710,000	3,979,950
Tranche B 1LN, term loan 2.24% 4/26/14 (e)	8,585,278	7,855,530
NBTY, Inc. Tranche B 1LN, term loan 4.25% 10/1/17 (e)	9,925,000	9,627,250
Revlon Consumer Products Corp. term loan 5.7375% 11/19/17 (e)	9,760,538	9,394,517
Reynolds Consumer Products Holdings, Inc. Tranche C, term loan 6.5% 8/9/18 (e)	14,650,000	14,210,500
		54,502,942
Containers - 0.6%
Anchor Glass Container Corp.:
Tranche 1LN, term loan 6% 3/2/16 (e)	8,638,172	8,551,790
Tranche 2LN, term loan 10% 9/2/16 (e)	5,840,000	5,788,900
BWAY Holding Co. Tranche B, term loan 4.5% 2/23/18 (e)	2,203,350	2,104,199
		16,444,889
Diversified Financial Services - 2.8%
EquiPower Resources Holdings LLC Tranche B, term loan 5.75% 1/26/18 (e)	3,021,061	2,945,535
Fifth Third Processing Solutions Tranche B-1, term loan 4.5% 11/3/16 (e)	9,736,075	9,431,823
HarbourVest Partners LLC Tranche B, term loan 6.25% 12/17/16 (e)	21,167,603	20,955,927
International Lease Finance Corp.:
Tranche 1LN, term loan 6.75% 3/17/15 (e)	11,233,000	11,204,918
Tranche 2LN, term loan 7% 3/17/16 (e)	8,237,000	8,237,000
LPL Investment Holdings, Inc.:
term loan 4.25% 6/25/15 (e)	7,022,583	6,969,914
Tranche D, term loan 2.0167% 6/28/13 (e)	2,231,010	2,197,545
MoneyGram International, Inc. Tranche B, term loan 4.5% 11/18/17 (e)	3,168,077	3,057,194
Open Link Financial, Inc. Tranche B, term loan 5.25% 4/27/18 (e)	9,715,650	9,497,048
TransUnion LLC Tranche B, term loan 4.75% 2/10/18 (e)	4,761,075	4,642,048
		79,138,952
Diversified Media - 0.5%
Advanstar Communications, Inc. Tranche 1LN, term loan 2.62% 5/31/14 (e)	21,357,276	13,775,443
Floating Rate Loans (f) - continued
	Principal Amount	Value
Electric Utilities - 7.6%
Bicent Power LLC Tranche 2LN, term loan 4.37% 12/31/14 (e)	$ 7,570,000	$ 236,563
BRSP LLC term loan 7.5% 6/24/14 (e)	16,244,793	15,838,673
Calpine Corp. Tranche B, term loan 4.5% 4/1/18 (e)	18,228,400	17,134,696
Dynegy, Inc. Tranche B, term loan:
9.25% 8/5/16 (e)	13,230,500	12,965,890
9.25% 8/5/16 (e)	9,374,500	9,069,829
MACH Gen LLC Credit-Linked Deposit 2.3686% 2/22/13 (e)	242,828	220,973
Nebraska Energy, Inc.:
Tranche 2LN, term loan 4.75% 5/1/14 (e)	14,420,000	13,266,400
Tranche B 1LN, term loan 2.75% 11/1/13 (e)	7,329,873	6,871,756
Tempus Public Foundation Generation Holdings LLC Tranche 2LN, term loan 4.6186% 12/15/14 (e)	30,660,000	28,207,200
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B, term loan:
3.7262% 10/10/14 (e)	127,634,894	90,620,767
4.7496% 10/10/17 (e)	4,890,000	3,251,850
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (e)	15,089,175	14,693,839
		212,378,436
Energy - 3.8%
Alon USA, Inc. term loan 2.5477% 8/4/13 (e)	16,085,687	14,235,833
CCS, Inc. Tranche B, term loan 3.3686% 11/14/14 (e)	18,389,638	16,311,609
Frac Tech Holdings LLC Tranche B, term loan 6.25% 5/6/16 (e)	28,708,369	28,027,980
Race Point Power Tranche B, term loan 7.75% 1/11/18 (e)	24,464,886	23,608,615
Sheridan Production Partners LP term loan 6.5% 4/20/17 (e)	25,182,687	24,679,033
		106,863,070
Environmental - 0.0%
Synagro Technologies, Inc. Tranche 1LN, term loan 2.23% 3/30/14 (e)	189,519	159,196
Food & Drug Retail - 2.0%
GNC Corp. Tranche B, term loan 4.25% 3/2/18 (e)	10,935,000	10,606,950
Floating Rate Loans (f) - continued
	Principal Amount	Value
Food & Drug Retail - continued
Rite Aid Corp. Tranche ABL, term loan 1.983% 6/4/14 (e)	$ 27,885,225	$ 25,793,834
Sprouts Farmers Market LLC Tranche B, term loan 6% 4/18/18 (e)	19,342,800	18,375,660
		54,776,444
Gaming - 5.6%
CityCenter Holdings LLC/CityCenter Finance Corp. term loan 7.5% 1/21/15 (e)	2,254,500	2,209,410
Fantasy Springs Resort Casino term loan 12% 8/6/12 (e)	7,805,610	5,776,151
Green Valley Ranch Gaming LLC term loan:
6.25% 6/17/16 (e)	6,673,573	6,306,526
10% 6/17/17 (e)	2,935,000	2,824,938
Gun Lake Tribal Gaming Authority term loan 12% 7/20/15 (e)	21,390,000	22,218,863
Harrah's Entertainment, Inc.:
Tranche B1, term loan 3.253% 1/28/15 (e)	19,109,470	16,076,798
Tranche B4, term loan 9.5% 10/31/16 (e)	9,564,638	9,277,698
Kerzner International Ltd.:
term loan 3.3647% 9/1/13 (e)	39,732,043	34,368,217
Tranche DD, term loan 3.3319% 9/1/13 (e)	22,676,433	19,615,115
MGM Mirage, Inc. Tranche C, term loan 7% 2/21/14 (e)	4,865,000	4,518,369
Venetian Macau Ltd.:
Tranche B, term loan 4.74% 5/26/13 (e)	12,288,621	12,257,900
Tranche DD, term loan 4.74% 5/26/12 (e)	5,965,458	5,950,544
Venetian Macau US Finance, Inc. Tranche B, term loan 4.74% 5/25/13 (e)	15,774,065	15,734,630
		157,135,159
Healthcare - 7.5%
Community Health Systems, Inc.:
term loan 3.819% 1/25/17 (e)	12,826,898	11,864,880
Tranche B, term loan 2.569% 7/25/14 (e)	25,559,426	23,961,962
Tranche DD, term loan 2.569% 7/25/14 (e)	1,313,684	1,231,579
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (e)	31,334,586	27,731,109
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (e)	14,522,025	13,741,466
HCA, Inc. Tranche B2, term loan 3.6186% 3/31/17 (e)	59,933,869	56,188,002
HCR Healthcare LLC Tranche B, term loan 5% 4/16/18 (e)	12,509,955	10,633,462
HGI Holdings, Inc. Tranche B, term loan 6.75% 10/1/16 (e)	8,266,237	7,935,587
Floating Rate Loans (f) - continued
	Principal Amount	Value
Healthcare - continued
IASIS Healthcare LLC Tranche B, term loan 5% 5/3/18 (e)	$ 14,447,400	$ 13,472,201
Sheridan Healthcare, Inc.:
Tranche 1LN, term loan 2.5461% 6/15/14 (e)	20,400,058	18,768,054
Tranche 2LN, term loan 6.0728% 6/15/15 (e)	11,000,000	10,285,000
Sun Healthcare Group, Inc. Tranche B, term loan 7.5% 10/18/16 (e)	6,507,333	4,880,500
VWR Funding, Inc. term loan 2.7389% 6/29/14 (e)	8,014,325	7,433,287
		208,127,089
Homebuilders/Real Estate - 1.1%
CB Richard Ellis Services, Inc. Tranche C, term loan 3.4939% 3/4/18 (e)	4,847,850	4,617,577
Realogy Corp.:
Credit-Linked Deposit 3.1911% 10/10/13 (e)	1,976,616	1,769,071
Tranche 2LN, term loan 13.5% 10/15/17	4,865,000	4,767,700
Tranche B, term loan 3.2717% 10/10/13 (e)	16,534,588	14,798,456
Tranche DD, term loan 3.2717% 10/10/13 (e)	4,886,737	4,398,063
		30,350,867
Insurance - 0.6%
CNO Financial Group, Inc. Tranche B, term loan 6.25% 9/30/16 (e)	6,984,453	6,879,686
USI Holdings Corp. Tranche B, term loan 2.74% 5/4/14 (e)	10,632,249	10,047,475
		16,927,161
Leisure - 2.8%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 6.75% 4/22/16 (e)	31,653,188	30,387,060
Cannery Casino Resorts LLC:
term loan 4.4889% 5/18/13 (e)	4,297,310	3,889,066
Tranche B, term loan 4.4889% 5/18/13 (e)	4,937,374	4,468,324
Formula One Holdings Tranche D, term loan 3.9% 6/30/14 (e)	9,849,943	8,470,951
SeaWorld Parks & Entertainment, Inc. term loan 4% 8/17/17 (e)	8,890,774	8,591,155
Town Sports International LLC Tranche B, term loan 7% 5/11/18 (e)	24,093,100	23,129,376
		78,935,932
Metals/Mining - 0.9%
Fairmount Minerals Ltd. Tranche B, term loan 5.25% 3/15/17 (e)	7,230,750	7,140,366
Floating Rate Loans (f) - continued
	Principal Amount	Value
Metals/Mining - continued
Oxbow Carbon LLC Tranche B 1LN, term loan 3.8618% 5/8/16 (e)	$ 4,030,717	$ 3,874,728
SunCoke Energy, Inc. Tranche B, term loan 4% 7/26/18 (e)	2,678,288	2,638,113
Walter Energy, Inc. Tranche B, term loan 4% 4/1/18 (e)	11,590,950	11,156,289
		24,809,496
Publishing/Printing - 1.1%
Newsday LLC term loan:
6.4993% 8/1/13 (e)	4,000,000	4,000,000
10.5% 8/1/13	3,000,000	3,090,000
Quad/Graphics, Inc. Tranche B, term loan 4% 7/26/18 (e)	4,630,000	4,467,950
Thomson Learning Tranche B, term loan 2.49% 7/5/14 (e)	16,846,036	13,055,678
Tribune Co. Tranche X, term loan 3/17/09 (b)	8,055,238	4,188,724
Yell Group PLC Tranche B1, term loan 3.9889% 7/31/14 (e)	5,588,944	1,676,683
		30,479,035
Restaurants - 0.5%
Burger King Corp. Tranche B, term loan 4.5% 10/19/16 (e)	9,647,100	9,212,981
Dunkin Brands, Inc. Tranche B2, term loan 4% 11/23/17 (e)	4,647,222	4,484,569
		13,697,550
Services - 3.0%
ARAMARK Corp.:
Credit-Linked Deposit 3.4355% 7/26/16 (e)	512,694	492,186
Tranche B, term loan 3.6186% 7/26/16 (e)	7,795,851	7,484,017
Bakercorp International, Inc. term loan 5% 6/1/18 (e)	9,785,000	9,418,063
Brickman Group Holdings, Inc. Tranche B, term loan 7.25% 10/14/16 (e)	8,753,850	8,622,542
Central Parking Corp.:
Credit-Linked Deposit 2.5625% 5/22/14 (e)	3,236,777	2,702,708
Tranche 2LN, term loan 4.75% 11/22/14 (e)	1,950,000	1,335,750
Tranche B 1LN, term loan 2.625% 5/22/14 (e)	4,396,238	3,670,859
Hertz Corp. Tranche B, term loan 3.75% 3/11/18 (e)	9,671,400	9,187,830
KAR Auction Services, Inc. Tranche B, term loan 5% 5/19/17 (e)	9,760,538	9,467,721
Nexeo Solutions LLC Tranche B, term loan 5% 9/9/17 (e)	9,585,100	8,986,031
Floating Rate Loans (f) - continued
	Principal Amount	Value
Services - continued
Sedgwick CMS Holdings, Inc. Tranche B 1LN, term loan 5% 12/31/16 (e)	$ 3,050,854	$ 2,887,023
Symphonyiri Group, Inc. Tranche B, term loan 5% 12/1/17 (e)	7,356,563	7,117,474
U.S. Foodservice Tranche B, term loan 2.7375% 7/3/14 (e)	14,308,641	13,163,950
		84,536,154
Shipping - 0.6%
Swift Transportation Co. LLC Tranche B, term loan 6% 12/21/16 (e)	18,303,540	17,571,399
Specialty Retailing - 1.3%
Claire's Stores, Inc. term loan 2.9913% 5/29/14 (e)	13,756,266	11,624,045
Dave & Buster's Holdings, Inc. Tranche B, term loan 5.5% 6/1/16 (e)	4,849,074	4,703,602
Michaels Stores, Inc.:
Tranche B1, term loan 2.5517% 10/31/13 (e)	3,293,482	3,153,509
Tranche B2, term loan 4.8017% 7/31/16 (e)	6,884,030	6,574,249
Toys 'R' Us, Inc. term loan 6% 9/1/16 (e)	9,622,800	9,237,888
		35,293,293
Steel - 0.2%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (e)	4,975,000	4,788,438
Super Retail - 3.5%
Academy Ltd. Tranche B, term loan 6% 8/3/18 (e)	19,555,000	18,626,138
Bass Pro Shops LLC. Tranche B, term loan 5.2542% 6/13/17 (e)	7,321,650	6,983,390
BJ's Wholesale Club, Inc.:
Tranche B 1LN, term loan 7% 9/24/18 (e)	24,285,000	23,495,738
Tranche M 2LN, term loan 10% 3/24/19 (e)	4,855,000	4,709,350
Burlington Coat Factory Warehouse Corp. Tranche B, term loan 6.25% 2/23/17 (e)	9,598,500	9,166,568
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (e)	11,162,250	10,576,232
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (e)	26,696,205	24,894,211
		98,451,627
Technology - 12.5%
Avaya, Inc.:
term loan 3.0643% 10/27/14 (e)	17,277,882	15,506,899
Tranche B 3LN, term loan 4.8143% 10/26/17 (e)	20,130,741	16,809,169
Booz Allen & Hamilton, Inc. Tranche B, term loan 4% 8/3/17 (e)	2,149,200	2,127,708
Floating Rate Loans (f) - continued
	Principal Amount	Value
Technology - continued
Ceridian Corp. term loan 3.2389% 11/8/14 (e)	$ 6,810,000	$ 5,856,600
First Data Corp.:
term loan 4.2346% 3/24/18 (e)	14,540,000	11,777,400
Tranche B1, term loan 2.9846% 9/24/14 (e)	43,149,289	37,324,135
Tranche B2, term loan 2.9846% 9/24/14 (e)	24,888,782	21,528,797
Tranche B3, term loan 2.9846% 9/24/14 (e)	24,260,592	20,985,412
Freescale Semiconductor, Inc. term loan 4.4715% 12/1/16 (e)	44,399,247	40,403,315
Godaddy.Com, Inc. Tranche B, term loan 9/23/18	33,365,000	31,613,338
Kronos, Inc.:
Tranche 1LN, term loan 2.1186% 6/11/14 (e)	8,772,661	8,246,301
Tranche 2LN, term loan 6.1186% 6/11/15 (e)	32,420,000	30,191,125
MDA Information Products Tranche B, term loan 7% 1/4/17 (e)	2,261,718	1,888,535
NDS Group PLC Tranche B, term loan 4% 3/10/18 (e)	11,651,899	11,069,304
NXP BV term loan 4.5% 3/4/17 (e)	30,199,335	28,160,880
Reynolds & Reynolds Co. Tranche B, term loan 3.75% 4/21/18 (e)	7,755,563	7,561,673
Sensata Technologies BV Tranche B, term loan 4% 5/12/18 (e)	8,049,825	7,808,330
Serena Software, Inc. term loan 4.3356% 3/10/16 (e)	6,925,667	6,371,613
Springboard Finance LLC term loan 7% 2/23/15 (e)	4,535,964	4,535,964
Sunquest Information Systems, Inc.:
Tranche 1 LN, term loan 6.25% 12/16/16 (e)	4,249,350	4,153,740
Tranche 2 LN, term loan 9.75% 6/16/17 (e)	14,590,000	14,152,300
Telcordia Technologies, Inc. term loan 6.75% 4/30/16 (e)	12,667,181	12,651,347
TriZetto Group, Inc. Tranche B, term loan 4.75% 5/2/18 (e)	7,980,000	7,660,800
		348,384,685
Telecommunications - 10.6%
Airvana Networks Solutions, Inc. term loan 10% 3/25/15 (e)	8,817,429	8,861,516
Asurion LLC:
term loan 9% 5/24/19 (e)	22,515,000	21,276,675
Tranche B, term loan 5.5% 5/24/18 (e)	33,544,534	31,531,862
Consolidated Communications, Inc. term loan 3.99% 12/31/17 (e)	5,000,000	4,600,000
Digicel International Finance Ltd.:
Tranche A, term loan 3.875% 3/30/12 (e)	12,236,115	11,807,851
Tranche C, term loan 3.875% 3/23/12 (e)	471,069	454,581
Floating Rate Loans (f) - continued
	Principal Amount	Value
Telecommunications - continued
Digicel International Finance Ltd.: - continued
Tranche D, term loan 3.875% 3/31/15 (e)	$ 53,798,253	$ 51,915,314
FairPoint Communications, Inc. term loan 6.5% 1/24/16 (e)	38,496,468	29,594,159
Intelsat Jackson Holdings SA:
term loan 3.2461% 2/1/14 (e)	57,923,189	54,230,586
Tranche B, term loan 5.25% 4/2/18 (e)	27,659,213	26,414,548
Level 3 Financing, Inc. term loan 2.495% 3/13/14 (e)	24,020,000	22,398,650
Vodafone Americas Finance 2, Inc.:
2nd LN, term loan 6.25% 6/24/16 pay-in-kind	2,000,000	1,987,222
term loan 6.875% 8/11/15	30,284,879	30,036,185
		295,109,149
TOTAL FLOATING RATE LOANS (Cost $2,531,990,130)		2,433,111,843
Nonconvertible Bonds - 6.4%

Air Transportation - 0.1%
United Air Lines, Inc. 9.875% 8/1/13 (d)	1,769,000	1,808,803
Banks & Thrifts - 0.8%
Ally Financial, Inc.:
3.4784% 2/11/14 (e)	20,000,000	18,200,000
3.7513% 6/20/14 (e)	4,250,000	3,879,213
		22,079,213
Chemicals - 0.1%
Lyondell Chemical Co. 11% 5/1/18	2,618,809	2,828,314
Containers - 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) 7.875% 8/15/19 (d)	2,685,000	2,624,588
Diversified Financial Services - 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.75% 1/15/16	6,450,000	6,441,938
Ineos Finance PLC 9% 5/15/15 (d)	2,175,000	2,039,063
MU Finance PLC 8.375% 2/1/17 (d)	14,655,000	15,405,336
		23,886,337
Electric Utilities - 0.1%
Energy Future Holdings Corp. 10% 1/15/20	3,285,000	3,153,600
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - 0.4%
ATP Oil & Gas Corp. 11.875% 5/1/15	$ 4,865,000	$ 3,308,200
Expro Finance Luxembourg SCA 8.5% 12/15/16 (d)	7,780,000	6,924,200
		10,232,400
Entertainment/Film - 0.1%
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 8.25% 12/15/17 (d)	2,050,000	2,108,938
Gaming - 0.9%
Chukchansi Economic Development Authority 3.917% 11/15/12 (d)(e)	8,886,000	6,020,265
Harrah's Operating Co., Inc. 11.25% 6/1/17	7,075,000	7,110,375
MGM Mirage, Inc.:
10.375% 5/15/14	3,350,000	3,643,125
11.125% 11/15/17	4,715,000	5,174,713
13% 11/15/13	2,720,000	3,094,000
		25,042,478
Insurance - 0.1%
USI Holdings Corp. 4.1612% 11/15/14 (d)(e)	3,050,000	2,653,500
Paper - 0.1%
Verso Paper Holdings LLC/Verso Paper, Inc. 4.004% 8/1/14 (e)	5,350,000	4,012,500
Publishing/Printing - 0.2%
The Reader's Digest Association, Inc. 9.5% 2/15/17 (e)	7,430,000	5,498,200
Restaurants - 0.2%
Dave & Buster's, Inc. 11% 6/1/18	5,000,000	4,800,000
Services - 0.8%
ARAMARK Corp. 3.754% 2/1/15 (e)	10,595,000	9,800,375
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.7862% 5/15/14 (e)	12,975,000	11,612,625
		21,413,000
Technology - 1.1%
Avaya, Inc. 10.125% 11/1/15 pay-in-kind (e)	10,816,833	7,788,120
Freescale Semiconductor, Inc.:
4.2221% 12/15/14 (e)	18,925,000	17,505,625
10.125% 3/15/18 (d)	4,306,000	4,478,240
Spansion LLC 7.875% 11/15/17 (d)	2,175,000	2,022,750
		31,794,735
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - 0.5%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (d)	$ 7,300,000	$ 6,186,750
Clearwire Escrow Corp. 12% 12/1/15 (d)	10,000,000	8,425,000
		14,611,750
TOTAL NONCONVERTIBLE BONDS (Cost $187,315,855)		178,548,356
Common Stocks - 1.2%
	Shares
Chemicals - 1.2%
LyondellBasell Industries NV Class A	1,353,088	33,055,940
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	85,778	368,845
TOTAL COMMON STOCKS (Cost $25,156,746)		33,424,785
Other - 0.0%

Other - 0.0%
Idearc, Inc. Claim (a) (Cost $29)	2,903,495	29
Interfund Loans - 0.2%
Principal Amount
With Fidelity Japan Smaller Companies Fund, at 0.2991% due 10/3/11 (c) (Cost $5,273,000)	$ 5,273,000	5,273,000
TOTAL INVESTMENT PORTFOLIO - 95.1% (Cost $2,749,735,760)	2,650,358,013
NET OTHER ASSETS (LIABILITIES) - 4.9%	136,279,514
NET ASSETS - 100%	$ 2,786,637,527
Legend
(a) Non-income producing
(b) Non-income producing - Security is in default.
(c) Loan is with an affiliated fund.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $60,697,433 or 2.2% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Materials	$ 33,055,940	$ 33,055,940	$ -	$ -
Telecommunication Services	368,845	368,845	-	-
Corporate Bonds	178,548,356	-	178,548,356	-
Floating Rate Loans	2,433,111,843	-	2,433,111,843	-
Other	29	-	-	29
Interfund Loans	5,273,000	-	5,273,000	-
Total Investments in Securities:	$ 2,650,358,013	$ 33,424,785	$ 2,616,933,199	$ 29
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 15,460,734
Total Realized Gain (Loss)	3,845,277
Total Unrealized Gain (Loss)	427,611
Cost of Purchases	-
Proceeds of Sales	(10,020,749)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(9,712,844)
Ending Balance	$ 29
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,744,462,760)	$ 2,645,085,013
Other affiliated issuers (cost $5,273,000)	5,273,000
Total Investments (cost $2,749,735,760)		$ 2,650,358,013
Cash		180,609,142
Receivable for investments sold		50,961,734
Receivable for fund shares sold		49,831,801
Interest receivable		14,919,917
Other affiliated receivables		131
Total assets		2,946,680,738

Liabilities
Payable for investments purchased	$ 119,353,301
Payable for fund shares redeemed	33,005,098
Distributions payable	7,682,577
Other payables and accrued expenses	2,235
Total liabilities		160,043,211

Net Assets		$ 2,786,637,527
Net Assets consist of:
Paid in capital		$ 2,886,015,274
Net unrealized appreciation (depreciation) on investments		(99,377,747)
Net Assets, for 29,233,943 shares outstanding		$ 2,786,637,527
Net Asset Value, offering price and redemption price per share ($2,786,637,527 ÷ 29,233,943 shares)		$ 95.32

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2011
Investment Income
Dividends		$ 345,037
Interest (including $46,086 from affiliated interfund lending)		180,211,498
Total income		180,556,535

Expenses
Custodian fees and expenses	$ 16,442
Independent directors' compensation	15,567
Miscellaneous	16
Total expenses before reductions	32,025
Expense reductions	(25,569)	6,456
Net investment income (loss)		180,550,079
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		56,596,850
Change in net unrealized appreciation (depreciation) on investment securities		(145,753,232)
Net gain (loss)		(89,156,382)
Net increase (decrease) in net assets resulting from operations		$ 91,393,697

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 180,550,079	$ 169,655,800
Net realized gain (loss)	56,596,850	12,186,366
Change in net unrealized appreciation (depreciation)	(145,753,232)	114,116,758
Net increase (decrease) in net assets resulting from operations	91,393,697	295,958,924
Distributions to partners from net investment income	(130,968,701)	(113,285,497)
Affiliated share transactions Proceeds from sales of shares	360,137,778	440,276,841
Reinvestment of distributions	39,708,655	28,956,972
Cost of shares redeemed	(394,471,933)	(798,835,528)
Net increase (decrease) in net assets resulting from share transactions	5,374,500	(329,601,715)
Total increase (decrease) in net assets	(34,200,504)	(146,928,288)

Net Assets
Beginning of period	2,820,838,031	2,967,766,319
End of period	$ 2,786,637,527	$ 2,820,838,031
Other Affiliated Information Shares
Sold	3,643,078	4,658,988
Issued in reinvestment of distributions	396,841	307,103
Redeemed	(3,961,585)	(8,483,019)
Net increase (decrease)	78,334	(3,516,928)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 96.75	$ 90.83	$ 84.80	$ 97.62	$ 100.32
Income from Investment Operations
Net investment income (loss) B	6.265	5.664	5.517	6.638	7.633
Net realized and unrealized gain (loss)	(3.149)	4.046	4.831	(13.134)	(2.728)
Total from investment operations	3.116	9.710	10.348	(6.496)	4.905
Distributions to partners from net investment income	(4.546)	(3.790)	(4.318)	(6.324)	(7.605)
Net asset value, end of period	$ 95.32	$ 96.75	$ 90.83	$ 84.80	$ 97.62
Total Return A	3.09%	10.88%	13.45%	(6.98)%	5.00%
Ratios to Average Net Assets D
Expenses before reductions C	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any C	-%	-%	-%	-%	-%
Expenses net of all reductions C	-%	-%	-%	-%	-%
Net investment income (loss)	6.26%	6.02%	7.21%	7.18%	7.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,786,638	$ 2,820,838	$ 2,967,766	$ 2,533,733	$ 2,392,139
Portfolio turnover rate	57%	40%	36%	30%	65%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amount represents less than .01%.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity Floating Rate Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Directors to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Directors. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Partners - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 100,427,775
Gross unrealized depreciation	(128,046,292)
Net unrealized appreciation (depreciation) on securities and other investments	$ (27,618,517)

Tax Cost	$ 2,677,976,530

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

Annual Report

4. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $1,579,766,962 and $1,592,933,127, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $9 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption "Interfund Loans" in the Fund's Schedule of Investments with accrued interest included in Other affiliated receivables on the Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Lender	$ 13,287,809.38%

6. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period, the reimbursement reduced the expenses by $15,567.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $10,002.

Annual Report

Notes to Financial Statements - continued

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity Floating Rate Central Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Floating Rate Central Fund (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Floating Rate Central Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 17, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2009

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2004

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Floating Rate Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the lack of compensation payable under the management contract is fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts. The Board noted that the fund is designed to offer a liquid investment option for other investment companies and accounts managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Fidelity® High Income
Central Fund 1

Annual Report

September 30, 2011

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

HP1-ANN-1111
1.807405.106

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2011	Past 1 year	Past 5 years	Life of Fund A
Fidelity ® High Income Central Fund 1	2.48%	6.95%	6.94%

A From November 12, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Central Fund 1 on November 12, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: High-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, managed only a 1.30% return for the year ending September 30, 2011. This modest gain was the net result of a dramatic up and down period in which the index gained solidly through July - extending an impressive two-plus-year rally - only to give most of it back in the final two months. Riskier asset classes such as high yield suffered late in the period when market volatility spiked in response to a host of negative factors, including signs of slowing global economic growth, the political stalemate over raising the U.S. debt ceiling, continued geopolitical strife, a widening financial crisis in Europe and the early-August downgrade by Standard & Poor's of the U.S. long-term sovereign credit rating. Moreover, technical factors of supply and demand turned decidedly negative in August and September, helping fuel the two largest monthly declines in the index since November 2008. Conditions were much brighter leading up to the meltdown, as the high-yield benchmark generally trended upward, buoyed by healthy corporate earnings, plentiful liquidity and continued-low default rates. Companies took advantage of historically low interest rates to refinance and extend their bond maturities. This led to record new issuance at the same time that high-yield bonds attracted demand from yield-hungry investors, helping push bond prices higher.

Comments from Matthew Conti, Portfolio Manager of Fidelity® High Income Central Fund 1: For the year, the fund returned 2.48%, outperforming the BofA Merrill Lynch index. At the industry level, underweighting hard-hit banks and thrifts meaningfully aided relative results, especially a decision to avoid benchmark component BTA Bank, a troubled institution in Kazakhstan. Security selection within the defensive utilities sector also proved fruitful, including an overweighting in power plant owner/operator NSG Holdings and an underweighting in electric utility Texas Competitive Electric Holdings, the latter of which was sold from the fund before period end. The biggest individual contributor was an overweighting in Petrohawk Energy, an oil/gas exploration and production firm acquired by BHP Billiton in August. An outsized stake in telecommunications firm Global Crossing and a decision to not own Mexican cement company and index constituent CEMEX also boosted results. On the downside, fund performance was hurt most by poor stock picks in technology and a modest cash position. Individual names that detracted included Luxembourg-based telecom firm Wind Acquisition Finance; an out-of-benchmark position in automaker General Motors; payment processing firm First Data; real estate company Realogy; and not owning outperforming natural gas pipeline company and benchmark component El Paso.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2011 to September 30, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period* April 1, 2011 to September 30, 2011
Actual	.0019%	$ 1,000.00	$ 956.70	$ .01
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,025.06	$ .01

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Fidelity High Income Central Fund 1

Investment Changes (Unaudited)

Top Five Holdings as of September 30, 2011
(by issuer, excluding interfund loans and cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Ford Motor Credit Co. LLC	2.3	1.7
MGM Mirage, Inc.	1.8	1.1
CCO Holdings LLC/CCO Holdings Capital Corp.	1.7	1.2
Freescale Semiconductor, Inc.	1.5	0.7
CIT Group, Inc.	1.5	2.3
	8.8
Top Five Market Sectors as of September 30, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.9	9.5
Telecommunications	10.7	11.4
Technology	7.6	8.4
Electric Utilities	6.2	6.5
Automotive	6.1	3.8
Quality Diversification (% of fund's net assets)
As of September 30, 2011	As of March 31, 2011
BBB 0.8%	BBB 2.6%
BB 32.5%	BB 29.1%
B 47.8%	B 51.6%
CCC,CC,C 13.4%	CCC,CC,C 10.3%
Not Rated 1.4%	Not Rated 2.1%
Equities 1.0%	Equities 1.0%
Short-Term Investments and Net Other Assets 1.9%	Short-Term Investments and Net Other Assets 0.7%
Interfund Loan 1.2%	Interfund Loan 2.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of September 30, 2011*		As of March 31, 2011**
	Interfund Loans 1.2%		Interfund Loans 2.6%
	Nonconvertible Bonds 86.2%		Nonconvertible Bonds 89.0%
	Convertible Bonds, Preferred Stocks 0.7%		Convertible Bonds, Preferred Stocks 1.0%
	Common Stocks 0.3%		Common Stocks 0.2%
	Floating Rate Loans 9.7%		Floating Rate Loans 6.4%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets 1.9%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	14.2%	** Foreign investments	14.1%

Annual Report

Investments September 30, 2011

Showing Percentage of Net Assets

Nonconvertible Bonds - 86.2%
	Principal Amount	Value
Aerospace - 0.3%
BE Aerospace, Inc. 6.875% 10/1/20	$ 340,000	$ 351,900
Huntington Ingalls Industries, Inc. 6.875% 3/15/18 (c)	1,505,000	1,384,600
		1,736,500
Air Transportation - 2.5%
American Airlines, Inc. 7.5% 3/15/16 (c)	1,890,000	1,512,000
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	1,874,947	1,865,573
6.75% 9/15/15 (c)	2,960,000	2,841,600
Continental Airlines, Inc. 9.25% 5/10/17	433,800	433,800
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 1/2/16	1,010,000	924,150
6.75% 11/23/15	1,010,000	919,100
8.021% 8/10/22	1,070,547	1,043,783
8.954% 8/10/14	280,620	276,410
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	182,588	175,284
United Air Lines, Inc. 9.875% 8/1/13 (c)	329,000	336,403
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	612,945	551,651
9.75% 1/15/17	987,170	1,066,143
12% 1/15/16 (c)	337,280	348,241
		12,294,138
Automotive - 4.9%
American Axle & Manufacturing, Inc. 7.875% 3/1/17	1,255,000	1,154,600
Chrysler Group LLC/CG Co-Issuer, Inc.:
8% 6/15/19 (c)	1,605,000	1,251,900
8.25% 6/15/21 (c)	1,595,000	1,228,150
Dana Holding Corp.:
6.5% 2/15/19	385,000	358,050
6.75% 2/15/21	1,535,000	1,427,550
Delphi Corp.:
5.875% 5/15/19 (c)	690,000	648,600
6.125% 5/15/21 (c)	645,000	606,300
Ford Motor Co. 7.45% 7/16/31	3,050,000	3,449,812
Ford Motor Credit Co. LLC:
5% 5/15/18	1,360,000	1,315,029
5.875% 8/2/21	1,610,000	1,603,687
6.625% 8/15/17	2,030,000	2,111,200
7% 4/15/15	2,685,000	2,852,813
8% 12/15/16	1,405,000	1,534,132
12% 5/15/15	1,610,000	1,960,175
Nonconvertible Bonds - continued
	Principal Amount	Value
Automotive - continued
General Motors Financial Co., Inc. 6.75% 6/1/18 (c)	$ 1,150,000	$ 1,104,000
Tenneco, Inc.:
6.875% 12/15/20	1,005,000	959,775
7.75% 8/15/18	860,000	870,750
		24,436,523
Banks & Thrifts - 0.4%
Ally Financial, Inc. 3.4784% 2/11/14 (d)	1,940,000	1,765,400
Broadcasting - 1.1%
Allbritton Communications Co. 8% 5/15/18	1,190,000	1,121,575
AMC Networks, Inc. 7.75% 7/15/21 (c)	800,000	808,000
Clear Channel Communications, Inc.:
5.5% 9/15/14	1,260,000	705,600
11% 8/1/16 pay-in-kind (d)	944,031	462,575
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875% 4/15/17	855,000	829,350
Univision Communications, Inc.:
6.875% 5/15/19 (c)	830,000	738,700
8.5% 5/15/21 (c)	1,330,000	1,000,825
		5,666,625
Building Materials - 0.9%
Building Materials Corp. of America:
6.75% 5/1/21 (c)	1,095,000	1,040,250
6.875% 8/15/18 (c)	2,405,000	2,332,850
Headwaters, Inc. 7.625% 4/1/19	1,145,000	870,200
		4,243,300
Cable TV - 3.9%
Cablevision Systems Corp.:
7.75% 4/15/18	1,440,000	1,450,800
8.625% 9/15/17	935,000	972,400
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.5% 4/30/21	2,200,000	2,079,000
7% 1/15/19	2,225,000	2,163,813
7% 1/15/19 (c)	485,000	470,450
7.25% 10/30/17	1,870,000	1,865,325
7.875% 4/30/18	1,870,000	1,902,725
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625% 11/15/17 (c)	5,290,000	5,290,000
CSC Holdings LLC 8.625% 2/15/19	570,000	625,575
Insight Communications, Inc. 9.375% 7/15/18 (c)	1,250,000	1,403,125
Nonconvertible Bonds - continued
	Principal Amount	Value
Cable TV - continued
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.5% 3/15/19 (c)	$ 415,000	$ 400,475
UPCB Finance III Ltd. 6.625% 7/1/20 (c)	710,000	656,750
		19,280,438
Capital Goods - 0.7%
Amsted Industries, Inc. 8.125% 3/15/18 (c)	2,040,000	2,080,800
SPX Corp. 6.875% 9/1/17	1,440,000	1,461,600
		3,542,400
Chemicals - 2.2%
Celanese US Holdings LLC 6.625% 10/15/18	1,225,000	1,286,250
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875% 2/1/18	1,195,000	985,875
Huntsman International LLC 8.625% 3/15/20	890,000	865,525
INEOS Group Holdings PLC 8.5% 2/15/16 (c)	1,165,000	862,100
Kinove German Bondco GmbH 9.625% 6/15/18 (c)	850,000	769,250
LBI Escrow Corp. 8% 11/1/17 (c)	774,000	845,595
Lyondell Chemical Co. 11% 5/1/18	3,835,000	4,141,800
Momentive Performance Materials, Inc. 9% 1/15/21	600,000	411,000
NOVA Chemicals Corp. 3.542% 11/15/13 (d)	845,000	811,200
		10,978,595
Consumer Products - 0.6%
NBTY, Inc. 9% 10/1/18	1,860,000	1,915,800
Reddy Ice Corp. 11.25% 3/15/15	460,000	419,750
Visant Corp. 10% 10/1/17	805,000	746,638
		3,082,188
Containers - 0.7%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg):
7.875% 8/15/19 (c)	500,000	488,750
9.875% 8/15/19 (c)	1,210,000	1,089,000
Sealed Air Corp.:
8.125% 9/15/19 (c)	965,000	974,650
8.375% 9/15/21 (c)	965,000	972,238
		3,524,638
Diversified Financial Services - 5.4%
Aircastle Ltd. 9.75% 8/1/18	1,030,000	1,030,000
CIT Group, Inc.:
7% 5/1/15	921	912
7% 5/4/15 (c)	2,005,000	1,964,900
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Financial Services - continued
CIT Group, Inc.: - continued
7% 5/1/16	$ 202	$ 195
7% 5/2/16 (c)	3,143,000	2,977,992
7% 5/2/17 (c)	2,580,000	2,438,100
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	2,775,000	2,771,531
8% 1/15/18	2,995,000	2,983,769
ILFC E-Capital Trust II 6.25% 12/21/65 (c)(d)	580,000	411,800
Ineos Finance PLC 9% 5/15/15 (c)	1,505,000	1,410,938
International Lease Finance Corp.:
5.65% 6/1/14	605,000	561,138
5.75% 5/15/16	705,000	629,213
6.75% 9/1/16 (c)	1,000,000	992,500
8.625% 9/15/15	1,530,000	1,507,050
8.75% 3/15/17	430,000	427,850
8.875% 9/1/17	1,625,000	1,614,763
Reliance Intermediate Holdings LP 9.5% 12/15/19 (c)	975,000	1,023,750
Transportation Union LLC/Transportation Union Financing Corp. 11.375% 6/15/18	2,835,000	3,104,325
WM Finance Corp.:
9.5% 6/15/16 (c)	200,000	200,500
11.5% 10/1/18 (c)	1,160,000	1,026,600
		27,077,826
Diversified Media - 2.2%
Catalina Marketing Corp. 10.5% 10/1/15pay-in-kind (c)(d)	2,050,000	1,978,250
Checkout Holding Corp. 0% 11/15/15 (c)	530,000	290,175
Clear Channel Worldwide Holdings, Inc. Series B, 9.25% 12/15/17	2,140,000	2,188,150
Nielsen Finance LLC/Nielsen Finance Co.:
7.75% 10/15/18	2,590,000	2,648,275
11.5% 5/1/16	682,000	775,775
11.625% 2/1/14	946,000	1,078,440
Quebecor Media, Inc.:
7.75% 3/15/16	790,000	780,125
7.75% 3/15/16	1,010,000	997,375
		10,736,565
Electric Utilities - 6.0%
Calpine Construction Finance Co. LP 8% 6/1/16 (c)	3,340,000	3,440,200
GenOn Energy, Inc.:
9.5% 10/15/18	1,030,000	983,650
Nonconvertible Bonds - continued
	Principal Amount	Value
Electric Utilities - continued
GenOn Energy, Inc.: - continued
9.875% 10/15/20	$ 995,000	$ 965,150
InterGen NV 9% 6/30/17 (c)	2,560,000	2,604,800
IPALCO Enterprises, Inc. 5% 5/1/18 (c)	625,000	584,313
Mirant Americas Generation LLC:
8.5% 10/1/21	3,540,000	3,115,200
9.125% 5/1/31	3,745,000	3,145,800
NSG Holdings II, LLC 7.75% 12/15/25 (c)	5,220,000	5,063,400
NV Energy, Inc. 6.25% 11/15/20	490,000	512,168
Otter Tail Corp. 9% 12/15/16	1,115,000	1,201,413
Puget Energy, Inc. 6.5% 12/15/20	510,000	510,000
RRI Energy, Inc. 7.625% 6/15/14	2,265,000	2,214,038
The AES Corp.:
7.375% 7/1/21 (c)	610,000	587,125
7.75% 10/15/15	2,500,000	2,525,000
8% 10/15/17	905,000	909,525
9.75% 4/15/16	1,470,000	1,580,250
		29,942,032
Energy - 12.5%
AmeriGas Partners LP/AmeriGas Finance Corp.:
6.25% 8/20/19	910,000	871,325
6.5% 5/20/21	630,000	607,950
Antero Resources Finance Corp.:
7.25% 8/1/19 (c)	1,145,000	1,070,575
9.375% 12/1/17	1,980,000	2,088,900
Calfrac Holdings LP 7.5% 12/1/20 (c)	1,680,000	1,587,600
Chesapeake Energy Corp.:
6.125% 2/15/21	575,000	577,875
6.875% 11/15/20	1,795,000	1,875,775
Chesapeake Midstream Partners LP/CHKM Finance Corp. 5.875% 4/15/21 (c)	195,000	185,250
Crestwood Midstream Partners LP / Finance Corp. 7.75% 4/1/19 (c)	590,000	572,300
Crosstex Energy L.P./Crosstex Energy Finance Corp. 8.875% 2/15/18	830,000	859,050
Denbury Resources, Inc. 6.375% 8/15/21	1,145,000	1,116,375
Dolphin Subsidiary II, Inc. 6.5% 10/15/16 (c)	1,880,000	1,842,400
Drummond Co., Inc. 7.375% 2/15/16	2,530,000	2,530,000
Edgen Murray Corp. 12.25% 1/15/15	2,190,000	1,927,200
Energy Transfer Equity LP 7.5% 10/15/20	1,315,000	1,351,163
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19 (c)	1,195,000	1,153,175
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Expro Finance Luxembourg SCA 8.5% 12/15/16 (c)	$ 3,170,000	$ 2,821,300
Exterran Holdings, Inc. 7.25% 12/1/18 (c)	2,320,000	2,227,200
Ferrellgas LP/Ferrellgas Finance Corp. 6.5% 5/1/21	615,000	516,600
Forbes Energy Services Ltd. 9% 6/15/19 (c)	1,770,000	1,610,700
Frac Tech Services LLLC/Frac Tech Finance, Inc. 7.125% 11/15/18 (c)	630,000	642,600
Frontier Oil Corp.:
6.875% 11/15/18	620,000	626,200
8.5% 9/15/16	1,395,000	1,482,188
Hornbeck Offshore Services, Inc. 8% 9/1/17	1,060,000	1,049,400
Inergy LP/Inergy Finance Corp.:
6.875% 8/1/21	455,000	416,325
7% 10/1/18	1,140,000	1,071,600
Kinder Morgan Finance Co. LLC 6% 1/15/18 (c)	2,025,000	2,004,750
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 5/15/19 (c)	1,270,000	1,155,700
7.75% 2/1/21	1,195,000	1,186,038
8.625% 4/15/20	1,515,000	1,560,450
McJunkin Red Man Corp. 9.5% 12/15/16	3,670,000	3,376,400
Offshore Group Investment Ltd.:
11.5% 8/1/15	1,935,000	1,983,375
11.5% 8/1/15 (c)	245,000	251,125
Oil States International, Inc. 6.5% 6/1/19 (c)	1,110,000	1,090,575
Pan American Energy LLC 7.875% 5/7/21 (c)	1,990,000	1,980,050
Petrohawk Energy Corp.:
6.25% 6/1/19	985,000	1,122,900
7.25% 8/15/18	860,000	971,800
10.5% 8/1/14	1,355,000	1,509,064
Pioneer Natural Resources Co. 6.65% 3/15/17	1,210,000	1,288,650
Precision Drilling Corp.:
6.5% 12/15/21 (c)	125,000	123,750
6.625% 11/15/20	2,630,000	2,616,850
Quicksilver Resources, Inc.:
7.125% 4/1/16	3,685,000	3,353,350
11.75% 1/1/16	1,030,000	1,122,700
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.875% 2/1/21 (c)	455,000	427,700
7.875% 10/15/18	1,360,000	1,387,200
Venoco, Inc. 8.875% 2/15/19	1,165,000	1,007,725
		62,201,178
Nonconvertible Bonds - continued
	Principal Amount	Value
Environmental - 0.3%
Covanta Holding Corp. 7.25% 12/1/20	$ 1,640,000	$ 1,638,906
Food & Drug Retail - 0.6%
Albertsons, Inc.:
7.45% 8/1/29	495,000	371,250
8% 5/1/31	335,000	264,650
Rite Aid Corp.:
9.375% 12/15/15	595,000	502,775
9.5% 6/15/17	1,190,000	928,200
SUPERVALU, Inc. 8% 5/1/16	285,000	276,450
Tops Markets LLC 10.125% 10/15/15	660,000	666,600
		3,009,925
Food/Beverage/Tobacco - 0.2%
US Foodservice, Inc. 8.5% 6/30/19 (c)	1,065,000	963,825
Gaming - 3.1%
Ameristar Casinos, Inc. 7.5% 4/15/21 (c)	1,035,000	1,024,650
Chukchansi Economic Development Authority 8% 11/15/13 (c)	90,000	60,975
CityCenter Holdings LLC/CityCenter Finance Corp.:
7.625% 1/15/16 (c)	2,550,000	2,409,750
11.5% 1/15/17 pay-in-kind (c)(d)	3,029,524	2,647,215
MGM Mirage, Inc.:
6.625% 7/15/15	2,620,000	2,207,350
6.75% 4/1/13	580,000	556,800
7.5% 6/1/16	710,000	605,275
7.625% 1/15/17	2,380,000	2,023,000
10% 11/1/16 (c)	1,580,000	1,493,100
11.375% 3/1/18	950,000	950,000
MTR Gaming Group, Inc. 11.5% 8/1/19pay-in-kind (c)(d)	1,155,000	866,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75% 8/15/20	485,000	511,675
		15,356,040
Healthcare - 5.1%
CDRT Merger Sub, Inc. 8.125% 6/1/19 (c)	1,980,000	1,811,700
Community Health Systems, Inc. 8.875% 7/15/15	1,880,000	1,842,400
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18 (c)	595,000	502,775
10.875% 11/15/14	1,835,000	1,807,475
Endo Pharmaceuticals Holdings, Inc.:
7% 7/15/19 (c)	660,000	663,300
7.25% 1/15/22 (c)	660,000	663,300
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
HCA Holdings, Inc. 7.75% 5/15/21 (c)	$ 1,100,000	$ 1,023,000
HCA, Inc.:
6.5% 2/15/20	1,960,000	1,901,200
9.875% 2/15/17	513,000	554,040
HealthSouth Corp.:
7.25% 10/1/18	1,805,000	1,678,650
7.75% 9/15/22	555,000	493,950
IASIS Healthcare LLC/IASIS Capital Corp. 8.375% 5/15/19 (c)	3,010,000	2,453,150
Mylan, Inc.:
6% 11/15/18 (c)	690,000	677,925
7.625% 7/15/17 (c)	1,510,000	1,555,300
Omega Healthcare Investors, Inc.:
6.75% 10/15/22	1,070,000	1,021,850
7% 1/15/16	435,000	442,613
7.5% 2/15/20	820,000	824,100
Senior Housing Properties Trust 6.75% 4/15/20	820,000	891,248
Valeant Pharmaceuticals International:
6.5% 7/15/16 (c)	445,000	416,075
6.75% 8/15/21 (c)	675,000	594,000
6.875% 12/1/18 (c)	2,275,000	2,093,000
7% 10/1/20 (c)	165,000	148,088
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. 8% 2/1/18	1,580,000	1,437,800
		25,496,939
Homebuilders/Real Estate - 2.9%
CB Richard Ellis Services, Inc. 6.625% 10/15/20	1,635,000	1,565,513
KB Home 7.25% 6/15/18	2,000,000	1,560,000
Lennar Corp.:
5.6% 5/31/15	295,000	277,300
6.95% 6/1/18	1,385,000	1,218,800
12.25% 6/1/17	760,000	828,400
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21 (c)	1,130,000	1,073,500
Realogy Corp. 7.875% 2/15/19 (c)	2,675,000	2,059,750
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	1,775,000	1,672,938
Standard Pacific Corp.:
8.375% 5/15/18	3,655,000	3,092,861
10.75% 9/15/16	1,100,000	1,078,000
		14,427,062
Nonconvertible Bonds - continued
	Principal Amount	Value
Hotels - 0.7%
FelCor Escrow Holdings, LLC 6.75% 6/1/19 (c)	$ 1,540,000	$ 1,378,300
Host Hotels & Resorts, Inc.:
5.875% 6/15/19 (c)	945,000	916,650
9% 5/15/17	1,025,000	1,127,500
		3,422,450
Leisure - 1.2%
Equinox Holdings, Inc. 9.5% 2/1/16 (c)	1,465,000	1,465,000
GWR Operating Partnership LLP/Great Wolf Finance Corp. 10.875% 4/1/17	920,000	956,800
NCL Corp. Ltd. 9.5% 11/15/18 (c)	895,000	906,188
Royal Caribbean Cruises Ltd. yankee 7.25% 6/15/16	2,310,000	2,344,650
Universal City Development Partners Ltd./UCDP Finance, Inc. 8.875% 11/15/15	363,000	393,855
		6,066,493
Metals/Mining - 1.9%
Alpha Natural Resources, Inc.:
6% 6/1/19	940,000	860,100
6.25% 6/1/21	640,000	585,600
Boart Longyear Management Pty Ltd. 7% 4/1/21 (c)	650,000	637,000
CONSOL Energy, Inc. 8% 4/1/17	1,305,000	1,386,563
Drummond Co., Inc. 9% 10/15/14 (c)	375,000	382,500
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (c)	525,000	469,875
6.875% 2/1/18 (c)	440,000	391,600
7% 11/1/15 (c)	3,240,000	3,029,400
Vedanta Resources PLC:
6.75% 6/7/16 (c)	1,410,000	1,128,000
8.25% 6/7/21 (c)	645,000	506,325
		9,376,963
Paper - 0.1%
ABI Escrow Corp. 10.25% 10/15/18 (c)	585,000	615,713
Publishing/Printing - 0.4%
Houghton Mifflin Harcourt Publishing Co. 10.5% 6/1/19 (c)	705,000	514,650
ProQuest LLC/ProQuest Notes Co. 9% 10/15/18 (c)	1,785,000	1,517,250
		2,031,900
Services - 4.0%
ARAMARK Corp.:
3.754% 2/1/15 (d)	1,780,000	1,646,500
8.5% 2/1/15	2,570,000	2,595,700
Nonconvertible Bonds - continued
	Principal Amount	Value
Services - continued
ARAMARK Holdings Corp. 8.625% 5/1/16pay-in-kind (c)(d)	$ 890,000	$ 867,750
Audatex North America, Inc. 6.75% 6/15/18 (c)	615,000	605,775
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
2.7862% 5/15/14 (d)	975,000	872,625
7.625% 5/15/14	1,167,000	1,161,165
7.75% 5/15/16	1,425,000	1,373,273
FTI Consulting, Inc.:
6.75% 10/1/20	1,540,000	1,489,950
7.75% 10/1/16	760,000	777,100
Hertz Corp.:
6.75% 4/15/19	1,895,000	1,705,500
7.5% 10/15/18	5,030,000	4,703,050
WP Rocket Merger Sub, Inc. 10.125% 7/15/19 (c)	2,100,000	1,932,000
		19,730,388
Shipping - 2.0%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc. 8.625% 11/1/17	840,000	705,600
Navios Maritime Holdings, Inc. 8.875% 11/1/17	1,655,000	1,613,625
Overseas Shipholding Group, Inc.:
7.5% 2/15/24	584,000	389,820
8.125% 3/30/18	1,430,000	1,144,000
Ship Finance International Ltd. 8.5% 12/15/13	4,095,000	3,890,250
Swift Services Holdings, Inc. 10% 11/15/18	1,970,000	1,901,050
Teekay Corp. 8.5% 1/15/20	490,000	469,175
		10,113,520
Steel - 1.8%
Essar Steel Algoma, Inc. 9.375% 3/15/15 (c)	2,260,000	2,000,100
JMC Steel Group, Inc. 8.25% 3/15/18 (c)	965,000	863,675
Severstal Columbus LLC 10.25% 2/15/18	3,655,000	3,728,100
Steel Dynamics, Inc.:
6.75% 4/1/15	1,080,000	1,058,400
7.625% 3/15/20	480,000	487,200
Tube City IMS Corp. 9.75% 2/1/15	775,000	740,125
		8,877,600
Super Retail - 1.8%
AutoNation, Inc. 6.75% 4/15/18	620,000	626,200
Burlington Coat Factory Warehouse Corp. 10% 2/15/19 (c)	1,420,000	1,207,000
J. Crew Group, Inc. 8.125% 3/1/19	1,190,000	1,035,300
PETCO Animal Supplies, Inc. 9.25% 12/1/18 (c)	2,390,000	2,378,050
Nonconvertible Bonds - continued
	Principal Amount	Value
Super Retail - continued
Sears Holdings Corp. 6.625% 10/15/18	$ 2,000,000	$ 1,665,000
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17	1,140,000	1,122,900
Toys 'R' Us, Inc. 7.375% 9/1/16 (c)	740,000	710,400
		8,744,850
Technology - 6.9%
Advanced Micro Devices, Inc. 7.75% 8/1/20	1,465,000	1,457,675
Amkor Technology, Inc.:
6.625% 6/1/21 (c)	1,080,000	966,600
7.375% 5/1/18	2,520,000	2,438,100
Avaya, Inc.:
9.75% 11/1/15	1,070,000	765,050
10.125% 11/1/15 pay-in-kind (d)	1,060,000	763,200
CDW Escrow Corp. 8.5% 4/1/19 (c)	1,105,000	983,450
CDW LLC/CDW Finance Corp. 8% 12/15/18 (c)	885,000	876,150
Ceridian Corp.:
11.25% 11/15/15	825,000	680,625
12.25% 11/15/15 pay-in-kind (d)	595,000	478,975
CommScope, Inc. 8.25% 1/15/19 (c)	875,000	857,500
First Data Corp.:
9.875% 9/24/15	350,000	287,000
11.25% 3/31/16	900,000	607,500
Freescale Semiconductor, Inc.:
8.05% 2/1/20	2,385,000	2,158,425
9.25% 4/15/18 (c)	1,350,000	1,390,500
10.125% 3/15/18 (c)	1,751,000	1,821,040
10.75% 8/1/20	2,095,000	2,095,000
Jabil Circuit, Inc. 5.625% 12/15/20	1,335,000	1,308,300
Lucent Technologies, Inc.:
6.45% 3/15/29	2,555,000	2,120,650
6.5% 1/15/28	2,150,000	1,784,500
Sanmina-SCI Corp. 7% 5/15/19 (c)	3,150,000	2,740,500
Seagate HDD Cayman:
6.875% 5/1/20	730,000	649,700
7% 11/1/21 (c)	600,000	534,000
Seagate Technology HDD Holdings 6.8% 10/1/16	930,000	911,400
Sensata Technologies BV 6.5% 5/15/19 (c)	1,510,000	1,396,750
Spansion LLC 7.875% 11/15/17 (c)	2,945,000	2,738,850
SunGard Data Systems, Inc.:
7.375% 11/15/18	705,000	659,175
10.25% 8/15/15	1,040,000	1,040,000
		34,510,615
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - 8.9%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (c)	$ 1,795,000	$ 1,521,263
Digicel Group Ltd.:
8.25% 9/1/17 (c)	2,140,000	2,011,600
8.875% 1/15/15 (c)	2,485,000	2,360,750
9.125% 1/15/15 pay-in-kind (c)(d)	1,280,000	1,222,400
EH Holding Corp. 6.5% 6/15/19 (c)	1,320,000	1,270,500
Equinix, Inc. 8.125% 3/1/18	1,380,000	1,449,000
Global Crossing Ltd.:
9% 11/15/19 (c)	1,215,000	1,439,775
12% 9/15/15	2,205,000	2,499,919
Intelsat Jackson Holdings SA:
7.25% 4/1/19 (c)	1,590,000	1,462,800
7.5% 4/1/21 (c)	1,780,000	1,646,500
Intelsat Ltd. 11.25% 6/15/16	950,000	964,250
Intelsat Luxembourg SA:
11.25% 2/4/17	1,450,000	1,305,000
11.5% 2/4/17 pay-in-kind (c)(d)	1,195,000	1,042,638
11.5% 2/4/17 pay-in-kind (d)	4,113,936	3,712,827
MetroPCS Wireless, Inc. 7.875% 9/1/18	675,000	641,250
Nextel Communications, Inc.:
5.95% 3/15/14	1,745,000	1,635,938
6.875% 10/31/13	2,435,000	2,368,038
7.375% 8/1/15	3,000,000	2,842,500
NII Capital Corp.:
8.875% 12/15/19	470,000	493,500
10% 8/15/16	1,835,000	2,023,088
Sprint Capital Corp. 8.75% 3/15/32	570,000	495,188
Sprint Nextel Corp. 6% 12/1/16	2,410,000	2,072,600
U.S. West Communications 7.5% 6/15/23	1,750,000	1,671,250
VimpelCom Holdings BV 7.5043% 3/1/22 (c)	1,840,000	1,472,000
Wind Acquisition Finance SA:
7.25% 2/15/18 (c)	770,000	657,388
11.75% 7/15/17 (c)	2,550,000	2,231,250
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (c)(d)	2,672,909	1,979,920
		44,493,132
TOTAL NONCONVERTIBLE BONDS (Cost $440,581,446)		429,384,667
Commercial Mortgage Securities - 0.0%
	Principal Amount	Value
Berkeley Federal Bank & Trust FSB Series 1994-1Class B, 0% 8/1/24 (c)(d) (Cost $422,353)	$ 593,556	$ 257,603
Common Stocks - 0.3%
	Shares
Telecommunications - 0.1%
CUI Acquisition Corp. Class E (a)(c)	0*	400,725
Textiles & Apparel - 0.2%
Arena Brands Holding Corp. Class B (a)(e)	144,445	1,154,116
TOTAL COMMON STOCKS (Cost $6,418,632)		1,554,841
Preferred Stocks - 0.7%

Convertible Preferred Stocks - 0.5%
Automotive - 0.4%
General Motors Co. 4.75%	53,000	1,859,226
Electric Utilities - 0.1%
AES Trust III 6.75%	6,600	321,552
TOTAL CONVERTIBLE PREFERRED STOCKS		2,180,778
Nonconvertible Preferred Stocks - 0.2%
Banks & Thrifts - 0.2%
GMAC LLC 7.00% (c)	1,855	1,113,000
TOTAL PREFERRED STOCKS (Cost $4,469,094)		3,293,778
Floating Rate Loans - 9.7%
	Principal Amount
Air Transportation - 0.8%
Delta Air Lines, Inc. Tranche B, term loan 5.5% 4/20/17 (d)	$ 1,790,513	1,683,082
US Airways Group, Inc. term loan 2.7388% 3/23/14 (d)	2,690,486	2,273,461
		3,956,543
Automotive - 0.8%
Chrysler Group LLC Tranche B, term loan 6% 5/24/17 (d)	2,099,738	1,826,772
Floating Rate Loans - continued
	Principal Amount	Value
Automotive - continued
Federal-Mogul Corp.:
Tranche B, term loan 2.1591% 12/27/14 (d)	$ 1,647,956	$ 1,499,640
Tranche C, term loan 2.1664% 12/27/15 (d)	977,908	889,896
		4,216,308
Broadcasting - 1.1%
AMC Networks, Inc. Tranche B, term loan 4% 12/31/18 (d)	144,638	140,298
Clear Channel Capital I LLC Tranche B, term loan 3.8889% 1/29/16 (d)	3,502,227	2,442,803
Univision Communications, Inc. term loan 4.4889% 3/31/17 (d)	3,219,014	2,695,925
		5,279,026
Cable TV - 0.3%
Harron Communications LP Tranche B, term loan 5.25% 10/6/17 (d)	1,383,579	1,338,613
Capital Goods - 0.5%
Husky Intermediate, Inc. Tranche B, term loan 6.5% 6/30/18 (d)	1,755,600	1,698,543
SRAM LLC.:
2nd LN, term loan 8.5% 12/7/18 (d)	205,000	202,952
Tranche B 1LN, term loan 4.755% 6/7/18 (d)	622,711	597,802
		2,499,297
Consumer Products - 0.3%
Visant Corp. Tranche B, term loan 5.25% 12/22/16 (d)	1,508,600	1,380,369
Containers - 0.6%
Anchor Glass Container Corp.:
Tranche 1LN, term loan 6% 3/2/16 (d)	769,228	761,536
Tranche 2LN, term loan 10% 9/2/16 (d)	1,045,000	1,035,856
Sealed Air Corp. Tranche B, term loan 5% 9/19/18 (d)	1,035,000	1,036,294
		2,833,686
Electric Utilities - 0.1%
The AES Corp. Tranche B, term loan 4.25% 5/27/18 (d)	288,550	280,990
Energy - 0.4%
Frac Tech Holdings LLC Tranche B, term loan 6.25% 5/6/16 (d)	2,274,962	2,221,046
Food & Drug Retail - 0.2%
SUPERVALU, Inc. Tranche B 3LN, term loan 4.5% 4/29/18 (d)	900,475	832,939
Floating Rate Loans - continued
	Principal Amount	Value
Gaming - 0.3%
Ameristar Casinos, Inc. Tranche B, term loan 4% 4/14/18 (d)	$ 587,050	$ 566,503
MGM Mirage, Inc. Tranche B, term loan 7% 2/21/14 (d)	1,100,000	1,034,000
		1,600,503
Healthcare - 0.7%
Emergency Medical Services Corp. Tranche B, term loan 5.25% 5/25/18 (d)	1,393,000	1,318,126
Endo Pharmaceuticals Holdings, Inc. Tranche B, term loan 4% 6/17/18 (d)	410,368	409,342
Quintiles Transnational Corp. Tranche B, term loan 5% 6/8/18 (d)	2,029,913	1,903,043
		3,630,511
Leisure - 0.2%
Six Flags, Inc. Tranche B, term loan 5.25% 6/30/16 (d)	865,000	856,350
Publishing/Printing - 0.3%
Newsday LLC term loan 10.5% 8/1/13	1,470,000	1,514,100
Services - 0.2%
U.S. Foodservice term loan 5.75% 3/31/17 (d)	1,223,850	1,129,002
Steel - 0.2%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (d)	1,074,600	1,034,303
Super Retail - 0.3%
Neiman Marcus Group, Inc. Tranche B, term loan 4.75% 5/16/18 (d)	1,455,000	1,345,875
PETCO Animal Supplies, Inc. term loan 4.5% 11/24/17 (d)	242,550	229,816
		1,575,691
Technology - 0.7%
Avaya, Inc. Tranche B 3LN, term loan 4.8143% 10/26/17 (d)	1,502,124	1,254,273
CommScope, Inc. Tranche B, term loan 5% 1/14/18 (d)	164,175	160,892
First Data Corp.:
term loan 4.2346% 3/24/18 (d)	1,581,855	1,281,303
Tranche B1, term loan 2.9846% 9/24/14 (d)	222,084	192,102
Godaddy.Com, Inc. Tranche B, term loan 9/23/18 (d)	580,000	549,550
		3,438,120
Telecommunications - 1.7%
Asurion LLC:
term loan 9% 5/24/19 (d)	2,405,000	2,272,725
Tranche B, term loan 5.5% 5/24/18 (d)	1,224,432	1,150,966
Floating Rate Loans - continued
	Principal Amount	Value
Telecommunications - continued
FairPoint Communications, Inc. term loan 6.5% 1/24/16 (d)	$ 500,000	$ 384,375
Intelsat Jackson Holdings SA term loan 3.2461% 2/1/14 (d)	605,000	566,431
MetroPCS Wireless, Inc. Tranche B 3LN, term loan 4% 3/17/18 (d)	2,804,152	2,684,976
TowerCo Finance LLC Tranche B, term loan 5.25% 2/2/17 (d)	1,507,425	1,469,739
		8,529,212
TOTAL FLOATING RATE LOANS (Cost $50,449,683)		48,146,609
Interfund Loans - 1.2%

With Fidelity Large Cap Value Fund, at 0.30% due 10/3/11 (b) (Cost $6,181,000)	6,181,000	6,181,000
TOTAL INVESTMENT PORTFOLIO - 98.1% (Cost $508,522,208)	488,818,498
NET OTHER ASSETS (LIABILITIES) - 1.9%	9,231,124
NET ASSETS - 100%	$ 498,049,622
Legend
(a) Non-income producing
(b) Loan is with an affiliated fund.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $167,246,976 or 33.6% of net assets.

(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,154,116 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security A	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 5,834,134

A Acquired as a result of an in-kind exchange and represents the original acquisition date and cost.

* Amount represents less than 1 share.

Other Information

The following is a summary of the inputs used, as of September 30, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,013,342	$ 1,859,226	$ -	$ 1,154,116
Financials	1,113,000	-	1,113,000	-
Telecommunication Services	400,725	-	-	400,725
Utilities	321,552	321,552	-	-
Corporate Bonds	429,384,667	-	429,384,667	-
Commercial Mortgage Securities	257,603	-	-	257,603
Floating Rate Loans	48,146,609	-	48,146,609	-
Interfund Loans	6,181,000	-	6,181,000	-
Total Investments in Securities:	$ 488,818,498	$ 2,180,778	$ 484,825,276	$ 1,812,444
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 1,151,602
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	318,366
Cost of Purchases	400,725
Proceeds of Sales	(58,089)
Amortization/Accretion	(160)
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 1,812,444
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2011	$ 318,366

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.8%
Bermuda	3.4%
Luxembourg	3.4%
Canada	2.1%
Netherlands	1.1%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $502,341,208)	$ 482,637,498
Other affiliated issuers (cost $6,181,000)	6,181,000
Total Investments (cost $508,522,208)		$ 488,818,498
Cash		5,970,312
Receivable for investments sold		4,854,297
Receivable for fund shares sold		266,477
Interest receivable		10,283,650
Other affiliated receivables		154
Total assets		510,193,388

Liabilities
Payable for investments purchased	$ 7,007,825
Payable for fund shares redeemed	5,134,335
Distributions payable	294
Other payables and accrued expenses	1,312
Total liabilities		12,143,766

Net Assets		$ 498,049,622
Net Assets consist of:
Paid in capital		$ 517,765,504
Net unrealized appreciation (depreciation) on investments		(19,715,882)
Net Assets, for 5,444,297 shares outstanding		$ 498,049,622
Net Asset Value, offering price and redemption price per share ($498,049,622 ÷ 5,444,297 shares)		$ 91.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2011

Investment Income
Dividends		$ 171,910
Interest (including $21,247 from affiliated interfund lending)		45,842,753
Total income		46,014,663

Expenses
Custodian fees and expenses	$ 11,457
Independent directors' compensation	3,153
Miscellaneous expense	16
Total expenses before reductions	14,626
Expense reductions	(3,710)	10,916
Net investment income (loss)		46,003,747
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		32,968,561
Change in net unrealized appreciation (depreciation) on investment securities		(58,639,475)
Net gain (loss)		(25,670,914)
Net increase (decrease) in net assets resulting from operations		$ 20,332,833

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2011	Year ended September 30, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 46,003,747	$ 50,028,548
Net realized gain (loss)	32,968,561	27,438,324
Change in net unrealized appreciation (depreciation)	(58,639,475)	11,668,224
Net increase (decrease) in net assets resulting from operations	20,332,833	89,135,096
Distributions to partners from net investment income	(42,449,446)	(43,841,844)
Affiliated share transactions Proceeds from sales of shares	40,679,204	35,350,324
Reinvestment of distributions	42,445,858	43,838,194
Cost of shares redeemed	(162,773,125)	(33,052,569)
Net increase (decrease) in net assets resulting from share transactions	(79,648,063)	46,135,949
Total increase (decrease) in net assets	(101,764,676)	91,429,201

Net Assets
Beginning of period	599,814,298	508,385,097
End of period	$ 498,049,622	$ 599,814,298
Other Affiliated Information Shares
Sold	417,577	380,086
Issued in reinvestment of distributions	434,229	475,192
Redeemed	(1,652,628)	(355,001)
Net increase (decrease)	(800,822)	500,277

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended September 30,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 96.05	$ 88.49	$ 85.51	$ 98.50	$ 98.25
Income from Investment Operations
Net investment income (loss) B	7.783	8.328	8.314	8.305	8.377
Net realized and unrealized gain (loss)	(5.177)	6.532	1.745	(13.548)	(.027)
Total from investment operations	2.606	14.860	10.059	(5.243)	8.350
Distributions to partners from net investment income	(7.176)	(7.300)	(7.079)	(7.747)	(8.100)
Net asset value, end of period	$ 91.48	$ 96.05	$ 88.49	$ 85.51	$ 98.50
Total Return A	2.48%	17.45%	13.45%	(5.71)%	8.70%
Ratios to Average Net Assets D
Expenses before reductions	-% C	-% C	-% C	-% C	-% C
Expenses net of fee waivers, if any	-% C	-% C	-% C	-% C	-% C
Expenses net of all reductions	-% C	-% C	-% C	-% C	-% C
Net investment income (loss)	7.94%	9.06%	10.77%	8.83%	8.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 498,050	$ 599,814	$ 508,385	$ 250,078	$ 297,420
Portfolio turnover rate	69%	82%	54%	55%	62%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Amount represents less than .01%.

D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2011

1. Organization.

Fidelity High Income Central Fund 1 (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company. Each fund in the LLC is a separate partnership for tax purposes. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company (FMR), or its affiliates (the Investing Funds). The Board of Directors may permit the purchase of shares (for cash, securities or other consideration) and admit new Eligible Accredited Investors into each fund, in accordance with the Partnership Agreement.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Directors to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Directors. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2011 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Partners. No provision has been made for federal income taxes because the Fund allocates, at least annually among its partners, each partner's share of the Fund's income and expenses and capital gains and losses as determined by income tax regulations for inclusion in each partner's tax return.

Distributions are declared daily and paid monthly from net investment income on a book basis, except for certain items such as market discount and term loan fee income which are deemed distributed based on allocations to the partners and are reclassified to paid in capital. Due to the Fund's partnership structure, paid in capital includes any accumulated net investment income/(loss) and net realized gain/(loss) on investments.

There are no unrecognized tax benefits in the accompanying financial statements in connection with the tax positions taken by the Fund. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,828,499
Gross unrealized depreciation	(31,405,295)
Net unrealized appreciation (depreciation) on securities and other investments	$ (15,576,796)

Tax Cost	$ 504,395,294

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $381,235,063 and $446,528,577, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR Co., Inc. (FMRC), an affiliate of FMR, provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract with FMRC, FMR pays FMRC a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, FMR also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain exceptions such as interest expense.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption "Interfund Loans" in the Fund's Schedule of Investments with accrued interest included in Other affiliated receivables on the Statement of Assets and Liabilities. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate
Lender	$ 8,586,529.40%

6. Expense Reductions.

FMR has voluntarily agreed to reimburse a portion of the Fund's operating expenses. For the period the reimbursement reduced the expenses by $3,153. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $557.

7. Other.

The Fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Directors of Fidelity Central Investment Portfolios LLC and Partners of Fidelity High Income Central Fund 1:

We have audited the accompanying statement of assets and liabilities of Fidelity High Income Central Fund 1 (the Fund), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity High Income Central Fund 1 as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then eneded, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 14, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment:2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2004

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2009

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (60)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2004

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).]

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (50)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity High Income Central Fund 1

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Directors, including the Independent Directors, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the lack of compensation payable under the management contract is fair and reasonable.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR Co., Inc., and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts. The Board noted that the fund is designed to offer a liquid investment option for other investment companies and accounts managed by Fidelity Management & Research Company (FMR) or its affiliates and ultimately to enhance the performance of those investment companies and accounts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered that while the fund does not pay a management fee, FMR pays a management fee on behalf of the fund. The Board also noted that FMR bears all expenses of the fund, except expenses related to the fund's investment activities (primarily custody expenses). Based on its review, the Board concluded that the management fee paid on behalf of the fund and the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of each fund that invests in this fund.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities.

Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund, except expenses related to the fund's investment activities, economies of scale cannot be realized by the fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Item 2. Code of Ethics

As of the end of the period, September 30, 2011, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Consumer Discretionary Central Fund, Fidelity Consumer Staples Central Fund, Fidelity Emerging Markets Equity Central Fund, Fidelity Energy Central Fund, Fidelity Financials Central Fund, Fidelity Floating Rate Central Fund, Fidelity Health Care Central Fund, Fidelity High Income Central Fund 1, Fidelity Industrials Central Fund, Fidelity Information Technology Central Fund, Fidelity Materials Central Fund, Fidelity Telecom Services Central Fund, Fidelity Utilities Central Fund and for the fiscal year ended September 30, 2011 for Fidelity International Equity Central Fund (the "Funds"):

Services Billed by Deloitte Entities

September 30, 2011 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$41,000	$-	$8,200	$200
Fidelity Consumer Staples Central Fund	$42,000	$-	$8,200	$200
Fidelity Emerging Markets Equity Central Fund	$43,000	$-	$6,800	$200
Fidelity Energy Central Fund	$45,000	$-	$9,300	$200
Fidelity Financials Central Fund	$44,000	$-	$11,100	$200
Fidelity Floating Rate Central Fund	$155,000	$-	$8,700	$200
Fidelity Health Care Central Fund	$42,000	$-	$8,200	$200
Fidelity High Income Central Fund 1	$53,000	$-	$8,700	$200
Fidelity Industrials Central Fund	$44,000	$-	$8,200	$200
Fidelity Information Technology Central Fund	$42,000	$-	$8,200	$200
Fidelity International Equity Central Fund	$49,000	$-	$6,800	$200
Fidelity Materials Central Fund	$42,000	$-	$8,200	$200
Fidelity Telecom Services Central Fund	$42,000	$-	$8,200	$200
Fidelity Utilities Central Fund	$41,000	$-	$8,200	$200

September 30, 2010 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Consumer Discretionary Central Fund	$39,000	$-	$8,100	$-
Fidelity Consumer Staples Central Fund	$40,000	$-	$8,100	$-
Fidelity Emerging Markets Equity Central Fund	$34,000	$-	$6,600	$-
Fidelity Energy Central Fund	$42,000	$-	$8,900	$-
Fidelity Financials Central Fund	$42,000	$-	$10,300	$-
Fidelity Floating Rate Central Fund	$150,000	$-	$8,500	$-
Fidelity Health Care Central Fund	$40,000	$-	$8,100	$-
Fidelity High Income Central Fund 1	$49,000	$-	$8,500	$-
Fidelity Industrials Central Fund	$42,000	$-	$8,100	$-
Fidelity Information Technology Central Fund	$40,000	$-	$8,100	$-
Fidelity Materials Central Fund	$39,000	$-	$8,100	$-
Fidelity Telecom Services Central Fund	$39,000	$-	$8,100	$-
Fidelity Utilities Central Fund	$38,000	$-	$8,100	$-

A Amounts may reflect rounding.

B Deloitte & Touche LLP was appointed the principal accountant for Fidelity International Equity Central Fund effective for the fiscal year ended September 30, 2011 and was not the principal accountant for this fund for the fiscal year ended September 30, 2010.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in for the fiscal year ended September 30, 2010 for services rendered to Fidelity International Equity Central Fund (the "Fund"):

Services Billed by PwC

September 30, 2010 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity International Equity Central Fund	$51,000	$-	$10,800	$400

A Amounts may reflect rounding.

B PwC was appointed the principal accountant for Fidelity International Equity Central Fund effective for the fiscal year ended September 30, 2010 and was not the principal accountant for this fund for the fiscal year ended September 30, 2011.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2011A	September 30, 2010A
Audit-Related Fees	$440,000	$720,000
Tax Fees	$-	$-
All Other Fees	$700,000	$520,000

A Amounts may reflect rounding.

Services Billed by PwC

	September 30, 2011A	September 30, 2010A
Audit-Related Fees	N/A	$2,010,000
Tax Fees	N/A	$-
All Other Fees	N/A	$510,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2011 A	September 30, 2010 A
PwC	N/A	$4,995,000
Deloitte Entities	$1,400,000	$1,385,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 28, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	November 28, 2011